THE MANAGERS FUNDS


                 Annual Report
              December 31, 2001


                Value Fund
        Capital Appreciation Fund
            Small Company Fund
            Special Equity Fund
         International Equity Fund
       Emerging Markets Equity Fund
          Intermediate Bond Fund
                Bond Fund
             Global Bond Fund

WE PICK THE TALENT.  YOU REAP THE RESULTS.

                Table of Contents

Letter to Shareholders                                  1

The Managers Funds Performance                          3
Complete performance table for all of The Managers
Funds and Managers AMG Funds as of December 31, 2001

Investment Managers Comments                            4
Discussion of investment results during the year and
cumulative total return graphs versus relevant indices

Fund Snapshots                                         32
Equity funds' top ten holdings, industry weightings
And country breakdown at December 31, 2001

Schedules of Portfolio Investments                     35
Detailed portfolio listings by security type and
Industry sector, as valued at December 31, 2001

Financial Statements
Statements of Assets and Liabilities                   54
Funds' balance sheet, net asset value (NAV) per share
computation and cumulative undistributed amount

Statements of Operations                               56
Detail of sources of income, Fund expenses, and
Realized and unrealized gains (losses) during the

Period Statements of Changes in Net Assets             58
Detail of changes in Fund assets for the past two
periods

Financial Highlights                                   62
Historical net asset values per share, distributions,
Total returns, expense ratios, turnover ratios and
net assets for each fund

Notes to Financial Statements                          67
Accounting and distribution policies, details of
Agreements and transactions with Fund management and
description of certain investment risks

Report of Independent Accountants                      73

Trustees and Officers                                  74


Founded in 1983, The Managers Funds offers individual and institutional investors the experience and discipline of some of the world's most highly regarded investment professionals.

Dear Fellow Shareholder:

     As it turned out, 2001 was not what anyone had envisioned or hoped for the start of a new millennium.
From a historical perspective, 2001 will always be remembered for the events of September 11th, and the psychological, political and cultural changes those events have brought about. From a financial perspective, the year
2001 was eventful long before September. Although it was not official until the end of the year, the U.S. economy was in recession throughout most of 2001. Corporate profits deteriorated from their peak in 2000, manufacturing and capital spending declined and unemployment increased to its highest level in six years. Having raised interest rates throughout much of 2000 in an effort to cool a possibly overheating economy, the Federal Reserve abruptly changed to an easing bias and reduced targets for short-term interest rates eleven times throughout the calendar year 2001 in an attempt to stimulate the economy. This took the Fed Funds rate from 6.5% at the end of 2000 down to 1.75% by the end of calendar 2001. In addition, faced with a budget surplus early in the year and an economy that was clearly struggling, the Federal Government issued tax refunds to all taxpayers.
     The financial markets acted accordingly. U.S. stock markets traded significantly lower throughout most of the year, and, with interest rates falling, bond prices rallied. Although very long-term rates stayed essentially the same, medium-term and short-term rates dropped significantly. The decline in corporate profitability increased the importance of credit quality, and high credit quality bonds performed better than low-grade issues.
     The terrorist attacks on September 11th forced the U.S. stock markets to shut down in consecutive days for the first time since 1918. Although the markets opened sharply lower on the following Monday, trading was orderly and information flowed accurately. From its peak of 1,374 in January, the S&P 500 Index dropped almost 30% to 966 in late September. While it had been clear all along that the U.S. was in an earnings recession caused by over-investment and overcapacity, many investors, having watched high tech inventories drawing down for more than a year, were hoping that the 4th quarter would start to show improvement. The events of September 11th dashed those hopes, and put off any recovery until at least 2002.
     The attacks put special pressure on travel and leisure companies, which saw an extreme reduction in their business volumes. The sharp decline in transportation, in turn, abruptly reversed the previously rising price of energy.
However, despite a falling stock market, continued business weakness, rising unemployment, several high profile announcements of layoffs and the prospect of an extended war in the Middle East, consumers, except for a brief pause to watch the news in September, continued to spend more money. Apparently, the combination of lower interest rates
(which encouraged many homeowners to refinance their mortgages thereby freeing up more cash), the federal government's tax refund, falling energy prices and aggressive price cutting by retailers, enabled consumers to maintain their spending habits. This was arguably the only visible evidence that the economy was not deteriorating.
     Foreign economies and markets, in general, fared even worse than the United States. European economies remained very sluggish, and the euro currency fell another 5% relative to the U.S. Dollar. The Japanese government has yet to introduce any effective economic reforms and the economy remains mired in its own depression. Emerging markets, typically dependent upon exporting goods to the developed nations, predictably suffered, particularly those geographically close to the conflict in the Middle East.
     Without any hard evidence that the economy was improving, and in the face of the rapid implosion of Enron, formerly one of the nation's largest companies and now the largest company to have ever filed for chapter 11-bankruptcy protection, the stock market rallied sharply during the fourth quarter. Sensing that the market had possibly been oversold in September, and encouraged by the ever more aggressive Federal Reserve easing along with the resiliency of the American consumer, investors bid shares sharply higher. Citing a slowdown in the rate of decline, and the belief that the events of September had hastened the cycle, investors came to believe that the worst was past and that there would be an early 2002 recovery.
     While at the time of this writing, we are beginning to see some evidence that the worst may be past, the timing and strength of any recovery remain very uncertain. We expect the markets to remain volatile as economic and geopolitical events unfold. It is clear that our environment is far different now than it has been in the past decade. The United States is currently at war, and the allocation of public and private resources will necessarily be considerably different going forward, than in the recent past. In addition, while the economy as a whole will hopefully recover, we expect continued fallout from the excess buildup of companies and capacities during the 1990s. While many companies will benefit and prosper from the consolidation, others will fail. This reinforces our belief that the best way to manage portfolios is to hire experienced investment managers who analyze companies one by one.
     The year 2001 was a difficult and volatile year for investors as evidenced by the varied returns of our Funds.
The following report contains a listing of the year-end portfolios of each Fund, detailed financial reports, a description of the investment disciplines currently being used, and a discussion of the recent performance of each Fund. We made sub-advisor changes to several of our Funds during the course of the year, which are also detailed within this report. We are confident that our Funds are positioned to perform well in the current environment and ever vigilant to make changes where we find necessary.
Page 3 of the report contains a table with the performance of all of the Funds within The Managers Funds family over various trailing time periods.
     As always, we post any news or other pertinent information about the Funds as soon as applicable on our website at www.managersfunds.com. Should you have any questions about this report, please feel free to contact us at 1-800-835-3879, or visit the website at www.managersfunds.com. We thank you for your investment in The Managers Funds.

Sincerely,

/s/Peter M. Lebovitz
---------------------
Peter M. Lebovitz
President & CEO
The Managers Funds LLC



/s/Thomas G. Hoffman
-------------------------
Thomas G. Hoffman, CFA
Director of Research
The Managers Funds LLC

-----------------------------------------------------------
THE MANAGERS FUNDS AND
MANAGERS AMG FUNDS PERFORMANCE (unaudited)
All periods ended December 31, 2001
-----------------------------------------------------------


                                  AVERAGE ANNUAL TOTAL RETURNS (a)
THE MANAGERS FUNDS:                                   SINCE   INCEPTION
EQUITY FUNDS:      1 YEAR  3 YEARS  5 YEARS 10 YEARS INCEPTION   DATE
                   ------  -------  ------- -------- --------- --------
Value               2.92%    5.58%   10.84%  12.63%    13.47%   Oct.'84
Capital
  Appreciation    (31.55)%   2.63%   13.91%  13.97%    14.95%   Jun.'84
Small Company     (12.16)%     -       -       -      (12.42)%  Jun.'00
Special Equity     (8.07)%  11.34%   11.47%  14.41%    15.01%   Jun.'84
International
  Equity          (23.35)%  (4.21)%   2.22%   7.96%    10.38%   Dec.'85
Emerging Markets
  Equity           11.48%   11.48%     -        -       1.81%   Feb.'98
U.S. Stock Market
  Plus            (11.66)%  (2.01)%   9.50%     -      13.79%   Jun.'92

INCOME FUNDS:
Money Market        3.86%    4.95%    5.09%   4.51%     5.72%   Jun.'84
Short Duration
  Government        7.55%    5.52%    5.53%     -       5.49%   Mar.'92
Intermediate Bond   6.50%    5.35%    5.44%   5.69%     7.65%   Jun.'84
Intermediate Duration
  Government        8.17%    6.24%    6.85%     -       7.66%   Mar.'92
Bond                9.64%    7.54%    7.24%   8.09%    10.14%   Jun.'84
Global Bond        (4.10)%  (5.29)%   0.29%     -       2.83%   Mar.'94
-----------------------------------------------------------------------
MANAGERS AMG FUNDS:
Essex Aggressive
  Growth          (32.01)%     -       -        -      (2.06)%  Nov.'99
Frontier Growth   (22.95)%   2.21%   10.17%   9.97%    14.91%   Mar.'88
First Quadrant Tax-
  Managed Equity   (7.36)%     -       -        -      (4.25)%  Dec.'00
Frontier Small
  Company Value      -         -       -        -      15.12%   Feb.'01
Rorer Large-Cap      -         -       -        -      (0.10)%  Dec.'01
Rorer Mid-Cap        -         -       -        -       1.90%   Dec.'01
-----------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THE
INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL
FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY
BE MORE OR LESS THAN THE ORIGINAL COST. AN INVESTMENT IN
MANAGERS MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY
THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER
GOVERNMENT AGENCY. ALTHOUGH MANAGERS MONEY MARKET FUND
SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER
SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE
FUND. ADDITIONAL RISKS ARE ASSOCIATED WITH INVESTING IN
INTERNATIONAL AND EMERGING MARKETS, AND SUCH SECURITIES MAY
BE CONSIDERED SPECULATIVE. THERE ARE ALSO RISKS ASSOCIATED
WITH INVESTING IN SMALL-CAP COMPANIES, SUCH AS INCREASED
VOLATILITY. FOR MORE INFORMATION REGARDING THE MANAGERS
FUNDS AND MANAGERS AMG FUNDS, INCLUDING FEES, EXPENSES AND
RISKS, PLEASE CALL (800) 835-3879 OR VISIT OUR WEBSITE AT
WWW.MANAGERSFUNDS.COM FOR A PROSPECTUS. PLEASE READ THE
PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY. THE
PROSPECTUS IS NOT AN OFFER TO SELL SHARES IN THE FUNDS.
DISTRIBUTED BY MANAGERS DISTRIBUTORS, INC., A NASD MEMBER.

(a) Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized.

MANAGERS VALUE FUND
------------------------------------------------------------

MANAGERS VALUE FUND ("Value") is an equity fund that primarily invests in the stocks of medium and large capitalization companies and is managed by The Managers
Funds LLC ("Managers") since its inception in 1984.
Managers currently utilizes two independent sub-advisors who each manage approximately half of the total portfolio:
John Liang of Osprey Partners Investment Management
("Osprey"), hired in September 2001, and a team led by Jeffrey Shaw of Armstrong Shaw Associates Inc. ("Armstrong
Shaw"), hired in March 2000.

THE PORTFOLIO MANAGERS

As traditional value investors, John Liang and the investment team at Osprey Partners Investment Management seek to identify undervalued stocks with low price to earnings (P/E) and price to cash flow (P/CF) ratios. At the same time, Osprey's investment team focuses its in-depth bottom-up analysis to identify fundamentally strong, well-managed companies.

The initial step is to screen the investment universe for companies with a market cap above $1.5 billion and a P/E ratio at least 20% less than the P/E ratio of the S&P 500.
The analysts will also review other metrics to determine which companies warrant further investigation, favoring companies with low debt to capital, low price to cash flow, and low price to book ratios. The next step of the process is to determine the strength and risks of each company's business. Each idea is presented to the Research
Committee, who determines which securities warrant further analysis and which should be considered for inclusion in the portfolio. The analysts focus on each company's balance sheet and income statement, earnings quality and sustainability, and profit margin trends. An in-depth assessment of management's capability and reputation is crucial because many of the companies that Osprey considers have either fallen in price or have not risen as much as some of their peers. Thus, Osprey analysts meet management to review the company's business models, use of cash, competitiveness, and any acquisition strategies.
John Liang and the analysts also monitor the macroeconomic backdrop to determine how industry-level factors could affect a company's competitiveness or business plan. All of this is intended to identify well-managed companies that are strong competitors. After all research is completed, any ideas are sent to the firm's Investment
Committee. This group is responsible for all portfolio management decisions, most importantly what stocks to buy or sell and when to add to or trim a position. In order to purchase a stock, the group must reach a consensus, and an initial position is typically 2%. Industry exposure is monitored to ensure diversification; no industry can comprise more than 15% of the portfolio.

The portfolio will typically consist of 35-45 stocks spread among 15-20 industry groups. A position is sold when the P/E ratio exceeds the P/E ratio of the market, when it appreciates to a predetermined price target, if fundamentals change, or if a better idea should present itself. Additionally, a 20% drop relative to the market prompts a review and positions exceeding 6% of the portfolio are scaled back. The investment team tends to have an investment time horizon of 2 years or more; and the portfolio turnover has been 25% to 40% annually.

Jeff Shaw and the investment management team at Armstrong
Shaw take a disciplined absolute value approach to investing in the equity market. Their goal is to purchase companies that are selling at a substantial discount to intrinsic value. Shaw defines intrinsic value as an estimate of what a company would be worth if it were sold as a continuing operation to a knowledgeable buyer. This approach permits price appreciation, if the stock grows into its intrinsic value, while limiting the risk of significant price depreciation.

Shaw begins by screening the universe of domestic stocks for those with market caps more than $1 billion, P/E ratios below the market average, EPS growth better than 10% and return on equity better than 15%. Shaw might also search for certain events or special situations such as restructurings, industry events, or legislative changes.
After narrowing the universe to about 200 mid- and large-cap names, the investment team analyzes the companies by speaking with management, suppliers and customers and examining financial statements. Qualitatively, Shaw prefers companies with discernable business franchises and a management team with a successful track record. The importance of a strong business model and management team in Shaw's approach cannot be overemphasized. Unlike a deep value manager where price is the main concern, Shaw is willing to pay a bit more for a company with a strong business plan as long as the price is still below what he estimates as the intrinsic value. Quantitatively, the team compares the stock prices to cash flows, EPS, sales, etc. Shaw will estimate the stock's intrinsic value and purchase stocks only when they are selling for less than 70% of the estimated intrinsic value.

This results in a portfolio of 30-40 of the best ideas.
Another 100 or so remain on a watch list for future consideration. Armstrong Shaw sets target prices on these stocks that reflect his expectation of 30-50% price appreciation over the next 2-3 years. Thus, turnover tends to be low. The portfolio's performance is driven by each stock's appreciation toward its intrinsic value along with rising intrinsic value in response to improved business or industry outlooks. Armstrong Shaw will sell a position when a price target is reached, the company's fundamentals deteriorate, or if it reports below-expectation financial results. Additionally, a drop in price of 20% from average cost triggers an automatic review process for potential sale.

THE YEAR IN REVIEW

During 2001, the Fund provided a total return of 2.9% compared with a full-year return of -11.9% for the S&P
500. The year 2001 was the eleventh consecutive year that the Fund provided a positive total return. Effective May
1, the Fund was renamed Managers Value Fund, formerly
Managers Income Equity Fund.

Although the Fund outperformed the benchmark in every
quarterly period during the year, most of its advantage
was gained during February and March while the broad
market was in a steady decline.  The index fell into the
official "bear market" categorization at that time after
having fallen more than 20% off its peak in March 2000.
The market's decline in early 2001 changed  from being a
largely high-tech issue, which was the case for much of
2000 to being a broad-based sell off in which   every
single sector of the S&P 500 declined. during the first quarter. The Fund's strong performance stemmed partially from the "allocation effect" of owning few tech and telecom stocks but mostly from good stock selection by both managers, particularly Armstrong Shaw. Shaw's practice of identifying companies selling below their "intrinsic value" drew them to such industrials as Cendant and Textron. The Fund also received positive contributions during the period from its consumer holdings. Investments in Jones Apparel, Staples, and
Tricon Restaurants appreciated by double digits after these companies reported above-expectations sales numbers.
Despite the fact that two-thirds of the Fund's holdings declined in value during the first quarter, the portfolio only declined by 0.5% while the benchmark retreated by 11.9%.

The broad U.S. stock market managed to appreciate during the second quarter despite continued evidence that the slowdown in economic activity was adversely impacting corporate profitability. Two additional rate cuts by the Federal Open Market Committee in April and May supported an early second quarter rally for domestic equities.
However, the market gave some of these gains back later in the quarter as even more dramatic earnings disappointments were reported. The Fund lagged slightly behind the S&P
500 as technology stocks raced higher, but slipped ahead later in the quarter as growth stocks fell off and the portfolio's consumer discretionary, industrials, and materials positions performed relatively well.

U.S. stock prices continued to steadily decline during the summer in response to further evidence that the economy was headed for, if not already in, a recession. The dramatic events of September 11 impacted prices later in the quarter, but most of the poor performance resulted from further declines in corporate profitability as well as poor investor sentiment. Stock prices had fallen more than 10% prior to the terrorist attacks, crashed immediately after, and recouped some of those losses by the end of the quarter. The Fund's decline was generally in line with, although slightly better than, the broad market's decline. Shortly before the attacks, Managers, with the approval of the Fund's Trustees, appointed Osprey Partners Investment Management as co-portfolio manager of the Fund, replacing Chartwell Partners. The portfolio had not yet been transitioned at the time of the attacks, which was fortunate from a tax-planning perspective. When the market re-opened at a broadly lower level, Osprey was able to make the transition and reduce the realized capital gains exposure of the Fund. Later on in October both managers were able to further reduce the Fund's taxable gains.

Stocks bounced back in the fourth quarter as U.S. equities enjoyed their best quarter since the end of the bull market in 1999. Despite the rally's bias toward the more aggressive sectors of the market the Fund continued to outperform as a result of good individual security selection. In particular, the Fund's industrial holdings appreciated more than 21% in the fourth quarter and its financial holdings rose by more than 12% (compared with a return of just 7.5% for the financials within the S&P
500). The common theme among many stocks in the portfolio, and in the market in general, was a rebound following the sharp sell-off after September 11th. Both managers have focused their efforts on identifying companies whose share prices do not reflect their longer-term fundamental outlook. There were clearly many opportunities following
September 11th, and the Fund benefited from them.

LOOKING FORWARD

The Fund remains well diversified with a significant investment in financial companies. Selected investments in energy, information technology, materials and utilities diversify the portfolio while consumer discretionary producers and industrial manufacturers are also emphasized within the portfolio.

With respect to the portion of the portfolio managed by Osprey, John Liang made the following comments:

OVER THE LAST HALF-CENTURY, THE STOCK MARKET HAS CORRECTLY
ANTICIPATED EVERY ECONOMIC RECOVERY FROM A RECESSION;
TYPICALLY, STOCK RALLIES OF TWENTY PERCENT OR MORE HAVE
OCCURRED WELL IN ADVANCE OF AN ACTUAL UPTURN IN ECONOMIC
ACTIVITY. WE BELIEVE THAT THE MARKET'S RECENT TWENTY
PERCENT RISE FROM THE SEPTEMBER LOWS REPRESENTS YET
ANOTHER SUCH CASE IN THAT INVESTORS HAVE CORRECTLY
ANTICIPATED AN ECONOMIC RECOVERY IN 2002. HOWEVER, WE ARE
CONCERNED THAT THE SNAP-BACK RALLY MAY HAVE BEEN A LITTLE
TOO FAR TOO FAST, PARTICULARLY FOR SOME SECTORS OF THE
MARKET.

SEVERAL YEARS AGO, OUR WORK POINTED TO NUMEROUS
OPPORTUNITIES IN THE VALUE AREA DUE TO THE UNPRECEDENTED
DIVERGENCE IN PERFORMANCE OF LARGE GROWTH VERSUS SMALL
VALUE STOCKS. TODAY, MUCH OF THE PERFORMANCE DIFFERENTIAL
HAS CLOSED SUGGESTING A MORE NORMAL AND RATIONAL
ENVIRONMENT THAT FAVORS INDIVIDUAL STOCK SELECTION VERSUS
ANY PARTICULAR STYLE OR THEME.

WHILE THE OVERALL MARKET AT THIS POINT MAY SEEM FAIR TO
FULLY VALUED, WE SEE OPPORTUNITIES IN THE FINANCIAL AND
ENERGY SECTORS. DRUG STOCKS ALSO ARE BEGINNING TO LOOK
ATTRACTIVE TO US. APART FROM THESE INDUSTRIES WE BELIEVE
2002 WILL BE A YEAR HEAVILY DEPENDENT ON INDIVIDUAL STOCK
SELECTION PARTICULARLY WHERE INVESTOR PERCEPTION HAS
DRIVEN VALUATIONS DOWN TO LEVELS THAT DO NOT MATCH
FUNDAMENTALS. WE HAVE SEEN MORE AND MORE OF THESE TYPES OF
OPPORTUNITIES GIVEN THE RECENT EXPLOSION OF MONEY POURING
INTO HEDGE FUNDS, MANY OF WHICH ENGAGE IN SHORT SELLING.
FINALLY, AS NOTED ABOVE, WE ARE CAUTIOUS ABOUT TECHNOLOGY
STOCK VALUATIONS IN THE SHORT TERM AND WOULD LIKE TO SEE
MORE SIGNS THAT EARNINGS CAN GROW INTO THE LOFTY CURRENT
VALUATIONS IN A TIMELY MANNER BEFORE WE WOULD COMMIT ANY
ADDITIONAL CAPITAL TO THE SECTOR.

THE INVESTMENT TEAM AT ARMSTRONG SHAW EXPRESSED SIMILAR
SENTIMENTS, NOTING THAT "THE STRONG RALLY IN STOCK PRICES
SINCE THE LOWS OF SEPTEMBER 21ST, HAS RESULTED IN
VALUATION LEVELS THAT SEEM FULL BY HISTORICAL STANDARDS.
THE CURRENT PRICE EARNINGS (P/E) MULTIPLE ON THE S&P 500
IS IN THE MID-TWENTIES ON ESTIMATED 2002 EARNINGS.  THIS
IS WELL ABOVE THE MID-TEEN HISTORICAL AVERAGE EVEN
ALLOWING FOR THE CURRENT LOW LEVELS OF INTEREST RATES AND
INFLATION.  ON THE POSITIVE SIDE, THERE WERE ELEVEN
INTEREST RATE CUTS TOTALING 475 BASIS POINTS DURING 2001
AND THERE IS GROWING EVIDENCE THAT WE HAVE PASSED THE LOW
POINT IN THE CURRENT ECONOMIC DOWNTURN.  EARNINGS
EXPECTATIONS ARE BEGINNING TO IMPROVE, .HOWEVER, MANY
COMPANIES HAVE YET TO SEE A MEANINGFUL IMPROVEMENT IN
THEIR BUSINESSES AND THOSE THAT HAVE ARE EXPECTING A
MODERATE RECOVERY.  GIVEN CURRENT VALUATION LEVELS, WE
WOULD NOT BE SURPRISED IF THE MARKET INDEXES ARE
RELATIVELY FLAT FOR THE NEXT YEAR OR TWO.  BUT THAT KIND
OF ENVIRONMENT OFTEN PROVIDES MANY OPPORTUNITIES TO MAKE
MONEY AND WE BEGIN THE NEW YEAR OPTIMISTIC THAT THIS TIME
WILL BE NO DIFFERENT."

CUMULATIVE TOTAL RETURN PERFORMANCE

Value's cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The S&P 500
Index is an unmanaged capitalization weighted index of 500 commonly traded stocks designed to measure performance of the broad domestic economy though changes in the aggregate market value of those stocks. The Index assumes reinvestment of dividends. This chart compares a hypothetical $10,000 investment made in Value on December
31, 1991, to a $10,000 investment made in the S&P 500 for the same time period. Past performance is not indicative of future results.

The tables on page 32 display a full breakdown of the sector allocation of the Fund as well as the top ten positions as of December 31, 2001.


     AVERAGE ANNUALIZED TOTAL RETURNS

                           ONE YEAR     FIVE YEARS     TEN YEARS
                           --------     ----------     ---------

Value                        2.92%        10.84%         12.63%

S&P 500 Index              -11.89%        10.70%         12.94%


MANAGERS CAPITAL APPRECIATION FUND
-----------------------------------------------------------

MANAGERS CAPITAL APPRECIATION FUND ("Capital Appreciation") is a growth oriented stock fund that primarily invests in the stocks of medium- and large capitalized companies.
Managers currently utilizes two independent subadvisors who each manage approximately half of the total portfolio:
Joseph McNay and Dan Beckham at Essex Investment Management
Company, LLC, ("Essex") hired in March 1997 and Kristin
Yates at Holt-Smith & Yates Advisors, Inc., hired in June
2001.

THE PORTFOLIO MANAGERS

The investment team at Holt-Smith & Yates Advisors ("Holt-
Smith & Yates"), led by Kristin Yates, employ a disciplined bottom-up approach to identifying attractive mid- and large-capitalization growth investment opportunities.

The investment philosophy is that the most attractive opportunities exist in companies with established above-average products and/or services, as opposed to companies with growth prospects stemming from other factors, such as temporary pricing increases or speculative products. Yates seeks to earn returns from what she calls "double layer" stock price appreciation. If growing companies are purchased at reasonable valuations, then growth in earnings will drive the stock price higher over the longer term and the consistency and persistence of the earnings growth may drive the market valuation (Price/Earnings Ratio) higher as well. An important tenant of the investment philosophy is to focus on the longer-term prospects of a few candidates that meet their somewhat restrictive factor model.

Holt-Smith & Yates uses a disciplined process in selecting the securities for the portfolio. There are seven factors that the investment team looks at to identify an attractive investment. None of these factors are strict portfolio screens designed to filter out companies from the universe. Rather, each factor is assessed quantitatively and in relation to the other factors. The initial five of these factors are looked at for the entire universe of medium-and large-capitalization U.S. companies. They include an assessment of historical sales and earnings trends in order to gain conviction about the company's prospects, forecasts for earnings growth (both consensus and internal forecast), analysis of profit margin trends to identify from where growth is coming, calculations for a companies debt load, and some measure of the industry conditions for that company. The first three of these factors are designed to identify companies with real earnings growth prospects. Typically, Holt-Smith & Yates would like to see companies with above-average forecasted earnings growth, that have shown the ability to expand in the past and whose growth is driven by increasing unit demand. The debt level factor is studied as a form of risk control to make sure the company can continue its growth without unwieldy debt burdens. Here they would prefer to see companies with a debt/capital ratio of less than 50%. Finally, the investment team will assess the industry conditions using a combination of quantitative and qualitative measures. The result of this five-factor analysis is to pare the universe of stocks by about 80%.

The remaining companies are further analyzed to determine their attractiveness using the final two factors: valuation and ownership. Holt-Smith & Yates measures each company's P/E ratio (using forward earnings) versus its expected growth over the next three to five years. They typically will only purchase companies with a P/E to Growth (PEG) ratio of less than the current portfolio. The investment team also looks at the ownership structure of the companies, in the belief that certain ownership structures can result in stock price movements and volatility that stem more from technical factors than from a company's fundamental attractiveness. They prefer that company insiders own a significant, but less than 50%, portion of the company and that there is lower than average institutional ownership. The result of this analysis typically narrows the list of opportunities to 40-60 stocks.

The final step in the investment process is to determine whether any of these companies fit into the current portfolio. It is important that the portfolio be diversified by industry, that its expected growth rate remains above average (S&P 500), and that its overall PEG ratio remains below average. The team will generally establish a new position of 4%-5% of the portfolio, and will not sell or buy more based on market changes alone. Holt-Smith & Yates will pare back its winners if a position size has risen significantly higher than average and/or if its PEG ratio becomes excessive. If fundamentals and the long-term expected growth rate deteriorate the team will eliminate a position entirely. It is important to note that they will not sell a position outright based solely on valuation or short-term earnings fluctuations, rather they will take profits but will generally hold onto winners until the long-term fundamental growth slows to a below-average level. The result is a portfolio consisting of about 20 to 25 positions. Because they are long-term investors, Holt-Smith &

Yates typically exhibits a relatively low turnover ratio of below 30% per year.

At Essex, Joe McNay and Dan Beckham focus on the principle that a company's earnings growth and profitability will drive its future price performance. They attempt to identify companies which have accelerating, sustainable earnings growth and the potential for superior revenue growth and margin expansion. Ideally, Essex searches for companies which have a dominant product or service and a strong management team. Although not "value" managers, Joe and Dan are value conscious, and seek investments that are under-owned or attractively priced relative to growth projections. Companies that meet all these criteria are defined as "franchise opportunities."

The research and portfolio management team at Essex generates ideas by visiting companies and attending conferences and trade shows, as well as through database screening. Then they develop earnings models and projections, evaluate balance sheet strengths and weaknesses, and speak with company managements.

Upon initiating a position, the portfolio management team at Essex apply risk controls to limit negative effects. These consist of price targets, individual position limits of 5% of the portfolio, and a maximum industry exposure limit of 20% of the portfolio. Companies are sold for several reasons: a perceived loss of dominant position, an earnings disappointment, excess value versus forecasted growth, or if there is a better opportunity elsewhere.

The result is that Essex's portfolio is comprised of a blend of large multinationals with dynamic medium to large industry leaders. The portfolio's market cap ranges from $1 billion to $100 billion with 50 to 60 companies that display sustainable, high quality earnings growth at reasonable valuations.

THE YEAR IN REVIEW

The Fund declined 31.55% during 2001 compared with a decline of 11.89% for the S&P 500. The economic recession, decline of corporate profitability, and deterioration in investor sentiment impacted all areas of the U.S. equity markets, most notably those high-tech companies that had grown so rapidly just a few years ago. There was a strong negative correlation between the perceived riskiness of an asset and its performance during 2001. Facing much uncertainty, investors favored the safety of cash, bonds, and the more defensive sectors of the equity market. The top-performing sector within the S&P 500 was basic materials in 2001, while technology shares declined over 25%. The Nasdaq Composite fell by more than 20% for the second straight year and the Russell 1000 Growth Index underperformed the Russell 1000 Value by 1500 basis points (bps).

The year started out poorly for the Fund. Both Essex and Roxbury Capital Management ("Roxbury") (which was replaced in June 2001) were surprised by the speed of the deterioration in visibility in the technology space late in 2000 and early in 2001. Essex, in fact, had bought or added to a number of tech holdings as 2000 came to an end believing that the worst was behind. Roxbury shifted into more of a trading strategy that attempted to capitalize on mispricing and shorter-term opportunities. These strategies proved costly, and the Fund lost 26% in the first quarter alone. As the quarter concluded, the managers had sold many of their poorer performing tech shares, reducing its weight to just 12% of the Fund.

The markets were able to recover a little in the second quarter, spurred on mostly by optimism and sentiment. From March 31st to mid May, the S&P 500 had recovered by 15%. Still, the Fed's rate cuts had yet to impact economic activity or profitability, and a stunning $20 billion loss reported by Nortel ended the rally and sent stocks, especially tech shares, sharply lower. The Fund again disappointed. First of all, having capitulated on technology at the end of 1Q caused the Fund to miss out on much of the early 2Q rally. And, to make matters worse, the Fund's managers took the Fed's rate cuts and increased investor sentiment as positive signs and began to move back into the high-tech market right about the time the rally was dying. During the quarter, Roxbury was replaced as a manager on the Capital Appreciation Fund with Holt-Smith & Yates Advisors. The investment philosophy at Holt-Smith & Yates is discussed in detail above. The belief was that their long-term focus and attention to valuations would lessen the Fund's overall volatility and would effectively complement Essex's traditionally more aggressive strategy.

The third quarter of 2001 extended the decline in share prices, as economic activity worsened. The attacks of September 11th exacerbated an already bad situation, and stock indices had their worst quarter since the fourth-quarter crash of 1987. The Fund fell sharply, but it's performance was more in line with expectations than it had been in recent quarters. More importantly, the fiscal and monetary policy responses of the U.S. and the rapid success of the war in Afghanistan offered some consolation and hope to investors.

Stocks concluded a memorable year by surging ahead in the fourth quarter, led by the increase in optimism.

While there was still little hard evidence of a recovery, there was evidence that economic activity was no longer deteriorating. Investors began to believe that the worst was behind, and some companies began to report more visibility in their businesses. The Fund rebounded by over 16% during the fourth quarter, buoyed by the strong performance of its tech holdings. While the gain was not nearly enough to make up for earlier poor performance, it was, nonetheless, an encouraging sign.

LOOKING FORWARD

The portfolio structure at the end of the year reflected more conservative expectations than in prior years. While the majority of the Essex portfolio is concentrated in those sectors with the greatest potential for "sustainable positive fundamentals" (consumer discretionary, health care, and technology), the specific companies reflect Joe McNay's and Dan Beckham's focus on identifying improving fundamentals.

The investment team at Holt-Smith & Yates did not alter their investment philosophy or portfolio structure much during their six-month tenure. Their approach has centered on building a diversified, but concentrated, portfolio of companies with real longer-term (five years or more) earnings growth prospects. Despite the recession, the managers at Holt-Smith & Yates remain fairly constructive about the fundamental strength of their holdings.

CUMULATIVE TOTAL RETURN PERFORMANCE

Capital Appreciation's cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The S&P 500 Index is an unmanaged capitalization weighted index of 500 commonly traded stocks designed to measure performance of the broad domestic economy though changes in the aggregate market value of those stocks. The Index assumes reinvestment of dividends. This chart compares a hypothetical $10,000 investment made in Capital Appreciation on December 31, 1991, to a $10,000 investment made in the S&P 500 for the same time period. Past performance is not indicative of future results.

The tables on page 32 display a full breakdown of the sector allocation of the Fund as well as the top ten positions as of December 31, 2001.


        AVERAGE ANNUALIZED TOTAL RETURNS

                          ONE YEAR       FIVE YEARS       TEN YEARS
                          --------       ----------       ---------

Capital Appreciation      -31.55%          13.91%           13.97%

S&P 500 Index             -11.89%          10.70%           12.94%



MANAGERS SMALL COMPANY EQUITY FUND
-----------------------------------------------------------

MANAGERS SMALL COMPANY EQUITY FUND ("Small Company"), is an equity fund that primarily invests in the stocks of small capitalization companies. Managers currently utilizes two independent sub-advisors who each manage separate portions of the portfolio: Kalmar Investment
Advisers, Inc. ("Kalmar") and HLM Management Co., Inc.
("HLM"). Each manage approximately half the assets of the Fund and have been sub-advisors to the Fund since its inception in June 2000.

THE PORTFOLIO MANAGERS

HLM, founded in 1983, uses a team of seven portfolio managers whom also perform fundamental research to manage an emerging growth portfolio. HLM's investment process involves traditional bottom-up company analysis that focuses on discovering rapidly growing, entrepreneurially managed companies with market capitalizations below $1.5 billion. HLM also has access to promising public and private emerging companies through its private equity business.

HLM's disciplined research process includes the use of proprietary fundamental, technical, and valuation filters to identify potentially attractive stocks. This screening process typically produces a list of 175-200 stocks. HLM's investment team then evaluates such qualitative elements as change/growth in industry fundamentals, company management (strengths, ownership in company, etc.), the company's business plan, and morale among the firm's sales staff and workforce. This qualitative analysis entails visiting company management and interviewing customers, competitors, and suppliers.
Finally, HLM also analyzes the technical elements
(relative strength, liquidity, etc.) of the security.
This entire process is geared towards identifying entrepreneurs/companies with dynamic growth prospects and the ability to successfully execute their business plan.

Each new investment idea is formally presented to the entire investment team and a using a consensus driven process, a majority must agree on an initial purchase.
The portfolio will typically consist of 40-50 securities.
HLM's focus on growth tends to result in portfolio turnover of around 100% per year. HLM will typically liquidate a position when the stock reaches a price target, the company disappoints fundamentally, there is a change in management, or the stock's technicals weaken.
To prevent any loss of objectivity, selling a position requires a decision from the majority of the team.

Kalmar, uses a team of portfolio managers led by Ford
Draper, Jr., who founded the firm in 1982. Kalmar practices a "Growth with Value" approach to small company investing whereby it seeks to identify high quality growing businesses before they are widely discovered by institutional investors. Kalmar's team believes there is a low risk/high reward anomaly offered by the equity market in stocks of well managed, rapidly growing smaller companies that for a variety of reasons have not made the radar screen of most typical growth investors. Because these companies are relatively "invisible" institutionally, they can be inefficiently valued and yet offer strong growth potential. This is the crux of their "Growth with Value" investment style.

The investment team at Kalmar generates investment ideas using their own, hands-on original research from several sources: industry reports, discussions with company management teams, quantitative screens, and trade organizations, etc. Thus, there are elements of both "top down" and "bottom up" analysis in the initial identification process. Top down thinking is used to identify strategic themes and growth areas to prospect for "Growth with Value" candidates. The most intensive research, however, is dedicated to bottom up fundamental analysis. The nine members of the investment management team all come from strong research backgrounds and are committed to disciplined in-depth fundamental analysis.
Fundamentally, Kalmar looks for such criteria as proven and sustainable double-digit growth in revenue and EPS as well as a stock that is reasonably or cheaply priced relative to EPS, book value, and/or cash flow. Additionally, Kalmar looks for dynamic businesses that they can understand, run by equity owners they can count on, buyable at valuations that should rise. Kalmar expects that an idea included in the portfolio will generate a return of 50% inside of two years. This appreciation would come from two sources: compounding of the companies' business values plus upward revaluation of the stock price.

The portfolio typically consists of 70-80 securities selected on an individual basis, specifically keyed to the observations and conclusions of their research.
Kalmar will tend to avoid concentrated sector bets and will diversify by the size of company, ranging from as small as $50 million up to $1.5 billion at time of purchase. Kalmar also attempts to diversify by their company's "growth character", including both proven
"Steady Eddies" and emerging growth opportunities.
Kalmar is a true long-term investor, with annual turnover averaging 38% in recent years. Kalmar's sell discipline is judgmental, not mechanical. It is based on the team's assessment of: the changing fundamentals of a company, the qualifications of a more rewarding replacement, or whether price/fundamental expectations have been met.

THE YEAR IN REVIEW

Although the stock market weakened throughout most of the year and most broad indices finished with losses, small capitalization stocks as measured by the Russell 2000, eked out a positive return for the year, largely as a result of a strong fourth quarter rally. It was the third consecutive year that small-capitalization stocks outperformed large-capitalization stocks, and the fourth year in which there was a huge divergence between growth and value indices, this time in favor of the value style.
Managers Small Company Fund returned -12.16% in 2001, compared with a return of 2.49% for the Russell 2000
Index.

The Fund's poor performance for the year can be mostly attributed to two periods, one very early in the year and one in the fourth quarter when, in both cases, the Fund suffered for having been on the wrong side of the market's sector rotations in healthcare and technology stocks. The Fund's tech holdings fell by more than 35% during the first quarter and accounted for roughly half of the Fund's overall decline during the quarter. In addition, one of the Fund's other significant sector allocations was in health care. While these positions had risen sharply during the final weeks of 2000 as investors looked for "anything but tech," they quickly reversed early in January as investors took profits from health care shares that suddenly seemed too "too rich." As a group, the Fund's health care stocks, which made up more than 25% of the portfolio at the beginning of the year, fell by 18%. Relatively minor positions in financial and consumer goods companies rose modestly during the quarter and served as the only bright spot.

The Fund performed very well in the second quarter as
stocks rose sharply during April and early May in
response to renewed optimism about the economy following
the Fed's two rate cuts.  In addition, small-cap growth
stocks led the way and ended the quarter with a 700 basis
point lead over value shares.  In this case, the Fund
benefited from its above-average exposure to the
technology sector and the strong performance of a couple
of its financial holdings. Meanwhile, the portfolio's
energy holdings depreciated as investors began to
anticipate softer demand and a glut of supply due to the
mild summer and abnormally high prices. The Fund's oil
holdings did especially poorly, declining almost 10% on
average during the second quarter. The summer quarter was
quiet and the market traded gradually lower as investors
tried to divine when and how a recovery would appear -
until September 11th.   When the stock market reopened in
the wake of the terrorist attacks, fear and uncertainty reined and prices moved sharply and broadly lower. Every sector within the Russell 2000 declined in the third quarter, led by a 40% drop in technology shares. The
Fund performed in line with the benchmark, declining by about 21%.

Although the Fund gained 17.92% in the fourth quarter it did not keep up with the 21.09% return of the benchmark.
While the price increases were widespread, there was a bias to the more aggressive asset classes. Such performance was likely driven by increased investor expectations regarding a potential fundamental recovery, because the economic backdrop alone would not necessarily have boosted expectations. The general tone from most analysts and corporations was that while things weren't getting any better, they also weren't getting any worse.
In other words, the expectations were of a bottoming, rather than of a ramp up in activity. It was a very strong quarter for small-cap investors, particularly for those that invested in the high-tech sectors. The Fund's underperformance in the fourth quarter was a function of more conservative investing in the technology sector and the poor showing by the Fund's health care stocks. The general tone of the managers heading into the quarter was a preference to wait for confirmation of improving fundamentals before jumping back in, despite the clearly evident rally in security prices. Meanwhile, the portfolio's health care holdings rose just 5% on average compared with 15% for the health care shares in the Russell 2000. On the positive side, the Fund's consumer stocks surged over 40% during the quarter.

LOOKING FORWARD

The aggregate portfolio currently has significant portions invested in technology, industrials and health care companies, with a modest allocation in consumer discretionary companies and smaller positions in other sectors. The following are summaries of the outlook for 2002 by the respective sub-advisors.

With respect to the portion of the portfolio managed by Kalmar, Ford Draper Jr. made the following comments as we progress into 2002:

SENSING A RESTRAINED OUTLOOK FOR 2002'S ECONOMY IS ONE
THING. MAKING BIG MACRO ROTATIONAL BETS ACCORDINGLY IN
PORTFOLIOS IS QUITE ANOTHER. SUCH A STRATEGY HAS
DEMONSTRABLY LOW ODDS OF BEING CORRECT ENOUGH, FREQUENTLY
ENOUGH TO CONSISTENTLY PRODUCE SUPERIOR RETURNS. SO
INSTEAD, KALMAR'S STRATEGY IS TO INVEST CONSCIOUSLY FOR A
RANGE OF PROBABLE ECONOMIC OUTCOMES. THIS ENABLES US TO
FOCUS OUR CRITICAL ATTENTION AND RESOURCES DEVELOPING
BOTTOM-UP IDEAS THAT SHOULD WORK WELL UNDER WHATEVER
REASONABLY PROBABLE SCENARIO EVENTUATES. AND PARTICULARLY
GIVEN THE SEVERAL THOUSAND SMALLER COMPANIES KALMAR HAS
TO FORAGE IN, WE EXPECT TO CREATE ENOUGH GOOD ONE-OFF
IDEAS TO MAKE A GRADUAL RECOVERY YEAR LIKE 2002 A
PROSPEROUS ONE FOR OUR CLIENTS.

THUS, BY WORKING CREATIVELY TO IDENTIFY "WIND AT THEIR
BACK" AREAS AND INDIVIDUAL GOOD BUSINESSES BENEFITING
FROM SOME UNIQUE COMBINATION OF OPPORTUNITIES, WE SHOULD
FIND APPEALING GROWTH TO INVEST IN FOR 2002 AS WELL AS
INTO THE FUTURE. IN EFFECT, THAT IS OUR STRATEGY, NOT
ONLY FOR THIS YEAR, BUT REALLY FOR EVERY YEAR. ALONG WITH
THIS, WE MAINTAIN THE PROCESS DISCIPLINE NOT TO INVEST
UNTIL WE CAN IDENTIFY SUCH OPPORTUNITIES THAT ALSO APPEAR
INEFFICIENTLY VALUED. REMEMBER THAT THE DOUBLE OBJECTIVE
OF OUR RESEARCH AND PORTFOLIO DECISION-MAKING IS TO
PRODUCE GOOD RISK CONTROL AND THE HIGH LIKELIHOOD OF
EXPANDING STOCK VALUATIONS THAT WILL COMPLEMENT OUR
COMPANIES' STRONG GROWTH IN BUSINESS VALUE.

ANOTHER POTENTIAL POSITIVE FOR KALMAR'S STYLE IN 2002
WOULD BE THE LIKELIHOOD, AS WE SEE THINGS, THAT SMALL
STOCKS WILL OUTPERFORM LARGE AND THAT SMALL GROWTH STOCKS
WILL OUTPERFORM SMALL VALUE. THE REASONS BEHIND THESE
EXPECTATIONS ARE LARGELY BASED ON HISTORICAL PRECEDENT
AND DERIVE FROM THE INTERPLAY OF COMPANY EARNING POWER
AND THE ECONOMY AS IT EMERGES FROM RECESSION, COMBINED
WITH THE STILL DISCOUNTED VALUATION OF SMALL STOCKS
VERSUS LARGE ONES. WHILE NOT NECESSARY TO ENABLE KALMAR
ITSELF TO OUTPERFORM SINCE OUR RETURNS TYPICALLY DON'T
CORRELATE TIGHTLY, NEVERTHELESS, IF WE ARE CORRECT ABOUT
THIS, IT COULD GIVE OUR HOPED FOR RESULTS SOME ADDED ZIP.
OBVIOUSLY, THOUGH, NEITHER WE NOR ANYONE ALIVE CAN
PREDICT WHAT 2002 RETURNS WILL ACTUALLY BE.

With respect to the portion of the portfolio managed by HLM, the investment team notes that while economists have a positive outlook going forward, market strategists on average seem to be bearish. In contrast to the recent past, there are no leading industry groups. They believe, therefore that their strategy of analyzing and selecting companies one by one will serve shareholders well in this environment.

That said, some of their portfolio can be categorized into themes or particular areas of interest. Within the technology sector, HLM is focusing on manufactures of flat panel displays and the components thereof, wireless infrastructure, and semiconductor manufacturing. Within the healthcare sector HLM is focusing on biotechnology companies that have currently viable products (and thus revenues), pharmaceuticals (in cases where they are small-cap) and companies that do screening and testing for diseases and disorders. This latter theme is somewhat of a demographic expectation that people within the aging baby-boomer population are increasingly concerned with their health and have the resources to take pre-emptive measures. A similar demographic thesis leads HLM to focus on small and medium sized, high service, "entrepreneurial" banks. This also serves to diversify the portfolio. HLM also has significant positions in transportation, focusing in trucking, and in business services companies.

CUMULATIVE TOTAL RETURN PERFORMANCE

Small Company's cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Russell 2000
Index is comprised of the smallest 2000 companies in the Russell 3000 Index. The Russell 3000 Index is composed of 3000 large U.S. companies, as determined by market capitalization. This portfolio of securities represents approximately 98% of the investable U.S. equity market.
This chart compares a hypothetical $10,000 investment made in Small Company on June 19, 2000, to a $10,000 investment made in the Russell 2000 for the same time period. Past performance is not indicative of future results.

The tables on page 32 display a full breakdown of the sector allocation of the Fund as well as the top ten positions as of December 31, 2001.


      AVERAGE ANNUALIZED TOTAL RETURNS

                      ONE YEAR        SINCE INCEPTION
                      --------        ---------------

Small Company         -12.16%            -12.42%

Russell 2000 Index      2.49%             -3.02%


MANAGERS SPECIAL EQUITY FUND
------------------------------------------------------------

MANAGERS SPECIAL EQUITY FUND ("Special Equity"), is a domestic equity fund that primarily invests in the stocks of small capitalization companies. Managers currently utilizes five independent sub-advisors who each manage separate portions of the portfolio: Andrew Knuth of Westport Asset Management, Inc. ("Westport"), who has been managing a portion of the Fund since December 1985; Gary
Pilgrim of Pilgrim Baxter & Associates, Ltd. ("Pilgrim
Baxter"), who has been managing a portion of the Fund since
October 1994; Timothy Ebright, of Goldman Sachs Asset
Management ("Goldman Sachs"), who has been managing a portion of the Fund since December 1985; Bob Kern, of Kern
Capital Management LLC ("Kern Capital"), who was added as a sub-advisor in September 1997, and Bill Dutton, of Skyline
Asset Management, L.P. ("Skyline"), who was added as a sub-advisor in December 2000.

THE PORTFOLIO MANAGERS

Andy Knuth's investment philosophy entails investing in small capitalization companies which he perceives as having significant upside potential in earnings and return on equity over the next 12-18 months. Although he is investing for growth, Andy will purchase stocks only if they are selling at or below the market's price/earnings multiple, or below valuations of other companies in the same industry. Thus, he must discover and invest in companies very early in their growth cycle.

Implicit in the strategy is that Andy and his investment team focus on a small number of issues, and tend to hold them for a long time. The concentration and low turnover enable Andy to heavily research and monitor each position.
He is focused on future profits only, and, in fact, prefers to find businesses which are inherently good but which have gone through a troubling period. Factors that may improve earnings and investor perceptions include acquisitions or divestitures, management shake-ups, changes in the business cycle, or the development of a proprietary product in a strong industry. He searches, in particular, for companies with good managers who are finding ways to substantially improve the company.

The result is that Andy will typically have a concentrated portfolio, and any significant industry concentrations are merely an outcome of bottom-up stock selection. Because some of the companies in which he invests may not yet have earnings, the price to trailing earnings ratio may be high, although the price to forward earnings will be well below average. Andy is a patient investor, usually turning over less than 20% of his portfolio per year.

Gary Pilgrim, of Pilgrim Baxter, focuses on companies with positive business momentum. In order to focus his energy on companies exhibiting business momentum, Pilgrim employs a proprietary quantitative ranking system (QRS) that focuses on recent earnings growth, earnings acceleration, prospective earnings growth and potential for earnings surprise. A team of analysts at Pilgrim speaks with managements and analyzes the businesses to confirm and refine earnings expectations, and stocks are purchased and sold based on their relative rankings.

Typically, the portfolio will have an average historical and expected earnings growth rate of near 50%. Because such a high priority is placed on high growth, the companies in the portfolio tend to be very visible, and possess very high price to earnings multiples. While successful growers move up in price quickly, companies posting disappointing earnings move down dramatically as well. High multiples also make the prices very sensitive to industry and economic news and events. The result is a portfolio that exhibits a high level of price volatility.
In addition, it is necessary to quickly identify and replace companies whose growth is slowing. Thus, the portfolio tends to exhibit a fairly high amount of turnover. Pilgrim typically holds around 80-100 positions and has had an annual turnover between 100-200%. His portion of the Fund is typically heavily weighted in a few business sectors.

While similar in some respects to Andy Knuth, Tim Ebright, of Goldman Sachs, searches for a different kind of value and growth. Ebright searches for companies that have very predictable earnings, positive operational cash flow and a defensible market position, which are selling for less than the intrinsic value of the business. In addition, Tim prefers companies in which the managers own a substantial portion of the stock.

Typically, this combination can only be found in companies that have not been "discovered" by institutional investors, or have been "orphaned" since their initial public offerings. Companies such as this tend to be very small; thus, Tim is what many consider a micro-cap manager. That is, he typically invests in companies with market capitalizations under $500 million, sometimes far smaller. If his analysis is correct, the portfolio makes money in one of three ways: first, the company may continue to churn out steady earnings growth for an indefinite period; second, the stock may be discovered by institutional investors and enjoy an expansion of its valuation; third, the company may be acquired at or above its intrinsic value.

Because of the size of the companies, Ebright must build a portfolio of close to 100 positions. These stocks tend to be less susceptible to market swings, and exhibit less price volatility merely because they trade much less than larger companies. Their added risk is in their lower liquidity.

Bob Kern is one of the pioneers of micro-cap investing, and, while similar to Tim Ebright in his focus on very small companies, Bob directs his efforts toward finding companies that are succeeding through innovation of new products or services. Thus, Kern's portfolio tends to be concentrated in technology, healthcare, consumer goods and service sectors. Kern seeks to earn returns from the appreciation of stocks as the companies' products develop and penetrate new markets.

In most cases, the analysis of the product and judgments as to its potential are the most important aspects of the decision to own stock. In all cases, however, the operational and financial health of the company must be verified. Kern and the investment team at Kern Capital like to find companies in which margins will increase with revenue growth, and which can finance much of their growth from operating cash flow. Although valuation is clearly important, Kern is often willing to pay relatively high multiples where he sees enough growth potential. Kern will typically hold a portfolio of 60 to 70 stocks with a median market capitalization around $500 million.

In late 2000, Managers added a fifth independent investment manager, Skyline, to the sub-advisory line-up. Bill
Dutton and the investment team at Skyline look for small capitalization stocks that have below average valuations with strong growth prospects. Through their intensive in-house research, they find good companies that are overlooked or not widely followed. Typically, they invest in firms with market capitalizations of less than $2 billion. Skyline believes that this value focus combined with identifying attractive growth prospects and a defined sell discipline can capture inefficiencies in the market.

The investment team's selection process involves quantitatively and qualitatively screening the universe of small-capitalization stocks for factors such as low price/earnings (P/E) ratio or price/book, attractive earnings prospects, applicable market caps (typically below $2 billion), and lack of institutional coverage.
Outside research services, computer screens, and internally maintained lists of potential companies/stocks are the primary sources used to identify new ideas. These ideas are then evaluated to determine whether they meet
Skyline's four basic criteria: relative valuation, capitalization, financial strength, and opportunities for continued growth. In addition, Bill Dutton determines whether the stock provides needed diversification to the portfolio. This multi-step screening process reduces the list from 2000 to 150-200 stocks. Then, one or more of the portfolio manager/analysts perform a rigorous fundamental analysis in an attempt to answer the question, "Why will earnings increase at an above-average rate?" All company documents are analyzed, any available industry or research reports are reviewed and, most importantly, questions are addressed directly to senior company management. In addition, the analysts will review other companies in the same industry to determine competitive threats and the relative valuation of the company being investigated. In so doing, they develop an internal research report that is distributed to the entire investment team and discussed at regular meetings. Input is received from the investment team, and if additional information is required, research is done. The final portfolio will contain approximately 65-85 stocks and is generally fully invested (less than 5% cash) at all times.
The portfolio will tend to be well diversified with a price/earnings ratio consistently below the Russell 2000
P/E. Skyline sells stocks when they rise to a sell target, which is usually a price/earnings ratio equal to the overall stock market. In the case of a stock that declines, Skyline will only sell the stock if fundamentals have changed so that the original investment thesis is no longer valid.

THE YEAR IN REVIEW

For the third consecutive year, small-capitalization stocks outperformed large-capitalization stocks, and for the second year in a row, value indices significantly outperformed growth, regardless of capitalization. The unprecedented divergence of the performance of value and growth indices over the past four years, with growth far exceeding value during 1998 and 1999 and the reverse happening in the latter two years, seems to have become a somewhat disturbing trend.

It is the goal of Managers Special Equity Fund to outperform the broad small-capitalization benchmark regardless of the environment, and although the Fund is achieving that goal when measured over any intermediate or long time horizon, the year 2001 was disappointing. We expect, given the quality and diversity of the sub-advisors, that the Fund should outperform its primary benchmark, particularly in difficult markets. Although the benchmark had a slightly positive return for the full year, we would consider 2001 a difficult market, and yet the Fund did not perform well. In addition, one of the Fund's primary goals is to consistently achieve performance within the second quartile of all small-cap mutual funds for one-year periods. The Fund did not achieve that in 2001, as our analysis places the Fund within the third quartile for only the fourth time over the last 15 years. The Fund returned -8.1% during 2001, compared with a return of 2.5% for the Russell 2000 Index of small-capitalization stocks. It was the first time in seven years that the Fund did not outperform the Russell
2000 Index.

The Fund performed very poorly in the first quarter when the market traded down significantly, and information technology companies, in particular, continued to suffer from the capacity and inventory glut caused by several years of easily financed over-investment. As the market thrashed through the second and third quarters, trying to separate the companies that would likely survive the trough from those that wouldn't, the Fund performed satisfactorily, showing strong performance in the second quarter, and pulling back somewhat during the summer.
Initially, during this period, the sub-advisors traded actively. Although few companies were showing hard evidence of improvement and no one could foresee the timing of any recovery, our growth oriented portfolio managers were trying to reposition into those companies that they expected would not only survive, but show the first signs of improvement.

The events of September 11th threw the markets into disarray. Although clearly detrimental to the economy, the attacks also brought more aggressive easing from the Federal Reserve, and sharply lower energy prices. After trading lower in the weeks immediately following the tragedy, the market rallied fiercely on the perception that it was significantly oversold, and that the aforementioned stimuli would have a positive effect. The stocks that improved the most during the fourth quarter seemed to be those that had been beaten down the farthest throughout the rest of the year. Fundamental improvements remained difficult to confirm. Although the Fund rallied during the fourth quarter, and its heavy allocation in technology companies contributed, it did not keep up with the broad benchmark.

Despite a relatively light allocation in financials
throughout the year, which was among the best performing
of sectors, and a slightly heavy allocation in information
technology, the Funds underperformance relative to the
Russell 2000 was not significantly impacted by sector
allocation.   Our analysis of performance attribution by
sector, suggests that a vast majority of the Fund's underperformance was the result of security selection.
While this is exactly the opposite of what we would expect to see, further analysis confirmed that it was the result of style effects, and limited to our growth-oriented managers.

A performance attribution analyzed from a price/earnings
(p/e) perspective suggests that stock selection within stocks with p/e ratios less than 25 was significantly positive. It also suggests that the Fund's larger than average allocation to stocks above the 25 p/e threshold was additive since this group of stocks performed well, on average. However, the Fund's holdings within this group did not perform well relative to the market. Given that most of the good performance of high p/e stocks occurred during the fourth quarter as the market snapped back from presumably oversold levels, we believe that it will remain to be seen which companies actually demonstrate improving earnings and deserve improving prices. As the economy and corporate earnings unfold in 2002, we will find out if the mid-2001 repositioning of the portfolio was indeed efficient.

LOOKING FORWARD

The sub-advisors can best be described as cautiously optimistic looking forward. The market's swift fourth quarter rally seemed to contain some very optimistic assumptions about the recovery. As many stocks surged without clear evidence of fundamental business strength, we will likely see a fair amount of volatility through the early part of 2002 as corporate, economic, and political events evolve. Although there is no evidence to suggest an especially strong stock market in 2002, there should be ample opportunities for individual companies to prosper in a moderately improving economy. Meanwhile, we would expect further consolidation in the technology and telecom sectors and some continued fallout from accounting-related disclosures. The good news is that many companies opportunistically aired their bad news over the past few years, and income statements going forward will be compared to smaller bases.

On the margin, our sub-advisors took advantage of some of
the fourth quarter volatility to take profits by trimming
the Fund's technology holdings and redeploying cash in
financials, healthcare and consumer sectors.   Despite
this trimming, the Fund remains significantly invested in technology, industrial and consumer discretionary sectors, with modest allocations to healthcare and financial companies and small positions in other sectors.

CUMULATIVE TOTAL RETURN PERFORMANCE

Special Equity's cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Russell 2000 Index is comprised of the smallest 2000 companies in the Russell
3000 Index. The Russell 3000 Index is composed of 3000 large U.S. companies, as determined by market capitalization. This portfolio of securities represents approximately 98% of the investable U.S. equity market.
This chart compares a hypothetical $10,000 investment made in Special Equity on December 31, 1991, to a $10,000 investment made in the Russell 2000 for the same time period. Past performance is not indicative of future results.

The tables on page 33 display a full breakdown of the sector allocation of the Fund as well as the top ten positions as of December 31, 2001.



       AVERAGE ANNUALIZED TOTAL RETURNS

                          ONE YEAR      FIVE YEARS     TEN YEARS
                          --------      ----------     ---------

Special Equity            -8.07%          11.47%        14.41%

Russell 2000 Index         2.49%           7.52%        11.51%


MANAGERS INTERNATIONAL EQUITY FUND
-----------------------------------------------------------

MANAGERS INTERNATIONAL EQUITY FUND ("International
Equity"), has sought long-term capital appreciation through investment in non-U.S. equity securities. Managers currently utilizes three independent sub-advisors who each manage approximately one third of the total portfolio:
William Holzer of Zurich Scudder Investments, Inc.,
("Scudder"), hired in December 1989, John Reinsberg, of
Lazard Asset Management ("Lazard"), who was hired in January 1995, and Theodore Tyson of Mastholm Asset
Management, L.L.C. ("Mastholm"), hired in March 2000.

THE PORTFOLIO MANAGERS

William Holzer can be described as a "top down" thematic investor. He views the world as a single global economy as opposed to a collection of separate country economies.
Holzer focuses his efforts by first developing global investment themes which target the fastest growing or most profitable segments of the global economy. Themes are typically long-lived, three or more years, and are developed through the course of business; discussions with company managements or government officials, fundamental and economic analysis, and the tracking of economic, financial and demographic trends. Holzer then works with the large group of global securities analysts at Scudder to identify the companies which will potentially benefit from the effects of the themes. These companies will necessarily have attractive fundamentals and reasonable valuations, along with strong company management.

Holzer also believes that it is important to distinguish between three types of companies: Domestic companies are those which produce, sell and raise capital all in their home country; International companies are those which produce at home, but sell their products and raise capital anywhere in the world; Global companies are those which produce, sell and raise capital anywhere. Holzer will invest in any of these types in order to capitalize on a theme, however, he prefers global companies which generally have the flexibility and resources to exploit global trends. Thus, his portfolio tends to be heavily weighted in large capitalization, multi-national companies. In addition, his portfolio will tend to be concentrated in the developed markets, with only a small portion invested in companies domiciled in less developed or "emerging" markets. However, companies in the portfolio, while domiciled in developed markets, may have operations or distribution in the emerging markets.
Given the long-term nature of the themes, his rate of turnover is relatively low and typically in the 40% to 50% annual range.

John Reinsberg, of Lazard, pursues what is referred to as a "bottom up" value approach. The portfolio managers and analysts at Lazard focus on individual stocks that they believe are financially productive and inexpensively priced. In order to correctly determine what is inexpensive, they analyze the financial statements in the local language, and refigure the accounting in order to make comparisons across countries and industries. This rigorous accounting validation, performed by a large staff of multi-lingual analysts, is one of the keys to Lazard's approach.

Reinsberg and his team visit and analyze the management and operations of the worthwhile candidates. In purchasing undervalued securities it's important to distinguish companies which will improve their valuation from those which are likely to stay at low valuations. Reinsberg's goal is to find and invest in companies which are creating value. Value creation can come from improving operations or distribution channels, restructuring management, acquisitions, divestitures, or exploiting new markets.

Country and industry allocation are the result of stock selection, although Reinsberg manages the structure in order to maintain a reasonable diversification. Given his preference for full and accurate financial disclosure, Reinsberg tends to have only minimal investments in emerging markets. Although it is improving, financial recording and accounting practices in less developed countries are erratic. As is typical of a value-oriented investor, Reinsberg's portfolio turnover rate is also relatively low and tends to be in a range of 20% to 30% annually.

In order to further diversify the portfolio from both a capitalization and investment style perspective, Managers added a third sub-advisor, Mastholm, in late March 2000.
Ted Tyson and the investment management team at Mastholm utilize a bottom-up all capitalization growth style for investing in international equities. There are several underlying tenets that Mastholm adheres to that lead to this approach: that the outlook for a company is more predictable than a country or region, that companies with accelerating earnings and revenues can provide superior returns, and that there is no correlation between international benchmarks and investment opportunities.
Thus, Mastholm will concentrate on companies on a bottom-up basis, they will continuously search for growing companies or for where catalysts exist to cause earnings acceleration, and they will deviate from the Europe, Australasia, Far East Index ("MSCI EAFE") weightings and invest in any size company outside the U.S.

Specifically, Mastholm's approach is to perform fundamental research on a daily basis in order to identify attractive company trends or catalysts. This is accomplished first by a daily screening of industry and company announcements for positive company earnings releases and other news on a company that might impact current or future earnings. Stories considered relevant, generally about 50+ per day, are then summarized and reviewed by the investment management team. Finally, about 5-10 companies per day are selected from that list for more detailed analysis by the team. Mastholm believes that this approach allows comprehensive coverage of a wide universe while at the same time allowing the managers to focus on facts that they consider material.

The security analysis Mastholm performs is designed to rapidly prioritize candidates. The investment team will visit with companies around the globe, confer with industry analysts, interview competitors, vendors, and suppliers, and compile a complete set of financial reports in order to obtain as much information as possible. Generally, the analysts at Mastholm look upon quality and clarity of financial results, above-expectations financial performance, a wide range of analyst expectations, attractive valuation, and ample liquidity as favorable characteristics.

Mastholm will generally start with a small (0.5% to 1.0%) investment based upon their fundamental analysis. As their level of conviction grows, through company visits and additional analysis, they will add to a position.
The portfolio typically holds from 70-90 positions with no more than 5% at cost in any one company. Mastholm will review a position with the intent to sell when the company's growth decelerates (note that negative EPS growth will trigger an automatic sale), the catalysts have become fully recognized and discounted by the market, or a stronger candidate emerges. Additionally, Mastholm monitors the technical characteristics of its stocks (i.e., relative strength, etc.) and will reassess their fundamental research if the technicals breakdown.
Mastholm does not typically hedge its currency exposure.
In extreme cases of dollar/currency disparity, Mastholm may employ hedges for short time periods to limit currency risk.

SOME THOUGHTS ABOUT CURRENCIES

One of the additional risks of investing in foreign companies is the risk that foreign currency devaluations will decrease the value of your investment when translated back to U.S. Dollars ("US$"). This risk can also work in reverse and increase the value of your investment.
Currency movements are no less difficult to predict than the direction of interest rates; in fact they are related. One of the benefits of international investing is the diversification benefit gained from the difference in return patterns (lower correlation of returns) that foreign stock markets have with U.S. stocks. Much of this differentiation comes from currency movements. This is a long way of saying that much of the diversification benefit of international investing is a result of currency fluctuations.

For this reason, the portfolio managers of the Fund do not, as a policy, hedge all foreign currency exposure in the portfolio back to US$. In fact, all three managers use currency hedges sparingly. Here's why:
First, as previously mentioned, it is difficult to predict currency movements, and none of the managers believe they can consistently add value by timing currencies. Secondly, the currency exposure of the portfolio is not necessarily reflected in the country allocation. Many of the companies in the portfolio are global companies that may have assets in, and certainly derive revenues from a variety of countries in a variety of currencies. Hence, determining the appropriate hedge ratio would be extremely difficult. We and the managers together believe that the portfolio is well diversified in currencies, and would not benefit from a policy of active hedging or currency management. That said, there are periods when, if the managers believe there is particular risk of volatility in a certain currency, they will use forward foreign exchange contracts to hedge all or a portion of the currency exposure.

THE YEAR IN REVIEW

The Managers International Equity Fund returned -23.4% during 2001 while the MSCI EAFE returned -21.4%.

Whereas the market's weakness in 2000 was limited to a few sectors such as technology and telecommunications, the depreciation of international equity markets in 2001 was broad and deep. Every sector of the

MSCI EAFE moved significantly lower US$, the least of which was a 6% decline in the energy sector. Still, the greatest declines were in the more aggressive and previously highly valued sectors of technology and telecommunications. Furthermore, every country in the MSCI EAFE except for Australia and New Zealand declined.
Australia and New Zealand's relative strength came primarily from their concentration in the energy and materials sectors, which held up better than most. The
US$ strength versus virtually all developed market currencies contributed to these declines for US investors.

Although it tracked fairly closely with the benchmark, the Fund outperformed throughout most of the year as a result of being slightly more conservatively positioned.
This was mostly reflected in the portfolio's low relative allocation in technology industries along with relatively robust positions in materials and utilities companies.
This strategy was the result of the combination of Scudder's current themes, Lazard's continued search for undervalued companies restructuring to improve their return on equity, and Mastholm's discipline of purchasing companies that are showing better than expected results.
While the Fund's allocations remained fairly stable, there was a fair amount of sector rotation noticeable in the markets throughout the year, as investors tried to cope with a lack of earnings visibility, and vacillated between fear of deteriorating economies and optimism encouraged by the aggressive liquidity injections of the central banks of the U.S. and Europe. The Fund lost its lead, however, during the 4th quarter, as markets rallied and strength was concentrated in the more aggressive sectors such as technology and telecommunications.
Because the managers are focused on the fundamental business results and prospects of the companies they select, and are much less concerned with short-term technical moves or sector rotations, there are times when the Fund will not fully participate in a market rally (or decline) such as happened in the fourth quarter. This is one of the reasons that the Fund has typically exhibited a lower volatility than the benchmark.

From a sector attribution perspective, the Fund's sector allocation throughout the year created value relative to MSCI EAFE. The Fund's low allocation in technology was the biggest help along with a significant position in materials. Stock selection was a modest detractor across most sectors although a significant contributor in technology where the portfolio's few holdings performed significantly better than average.

Although none of the managers of this Fund make top-down country allocation decisions, a country-based attribution can often be enlightening. From this standpoint, country allocation had a slightly positive contribution where a modest underweighting in Japan relative to the benchmark added value. In addition, the Fund's small position in South Korea, which is not a part of the EAFE Index, contributed.

LOOKING FORWARD

While from a sector perspective, the portfolio is only slightly different than it has been over the past year, all three subadvisors have identified some specific changes in the environment on which they have and will be focusing to construct their portfolios. For instance, although Lazard has always been attracted to companies
"which are aggressively restructuring to improve their financial productivity," they have discovered that in an adverse environment, such as a slowing global economy, it is often difficult to effectively implement a restructuring initiative. Although they have not abandoned restructuring plays completely, Lazard has shifted capital out of "companies engaged in major restructuring into companies with a more consistent history of financial productivity in a variety of environments."

The very basics of Scudder's themes remain intact although emphasis has evolved. The two most important yet diverse themes are "Virtuality" and "Ultimate
Subcontractors." Virtuality is a theme whereby Scudder invests in knowledge corporations. These are "asset light" companies that exploit intellectual capital, outsource their low value added activities, and have the ability to grow rapidly while producing positive cash flow. Conversely, ultimate subcontractors are companies that cannot pass costs on through outsourcing, and that, as the stock market has been obsessed with technology, have been starved of capital resulting in consolidation and capacity reduction. Yet, as capacity shortages become apparent, renewed investment will yield production only after many years delay. The investment thesis is that, in a slowing global economy, these companies display average downside risk, but that if shortages come to pass, display superior upside characteristics.

While this may seem to be somewhat of a barbell approach to portfolio construction there are thematic threads that tie these themes together. In an environment where
Scudder expects there to be a scarcity of profits driven by demographics, an abundance of debt and an increase in government, Scudder has become more focused on scale, balance sheet strength and cash flow.

Mastholm believes that the worst is past, and that the global markets will recover in 2002. As a result, Mastholm has begun to position its portfolio more aggressively. Most of this is focused in Europe where they expect that earnings growth could reach 10% or more, which, if they are correct, should also positively impact the valuation of the Euro. Throughout the fourth quarter, Mastholm sold much of the portfolio's Japanese exposure as Japan's economic recession continues and has been exacerbated by the slowdown in the US. The investment team is careful to note, however, that any recovery in Japan "will have a dramatic impact on earnings," but doesn't believe that this is likely anytime before mid-year 2002. At 12.5% of the portfolio, the Fund's exposure to Japan is at its lowest level since late 1998.

Prospects for Asian countries other than Japan will depend heavily on increases in demand for information technology. Mastholm's move from a defensive posture has not yet included a significant move into technology companies, where the investment team remains skeptical about a recovery in technology capital spending.
Particularly after the strong technology rally at the end of 2001, Mastholm believes that tech companies are expensive relative to their potential earnings growth.

CUMULATIVE TOTAL RETURN PERFORMANCE

International Equity's cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The MSCI EAFE is compiled by Morgan Stanley Capital International. It consists of over 1,000 large, publicly traded stocks from 20 countries of Europe, Australia and the Far East. The index assumes reinvestment of dividends. This chart compares a hypothetical $10,000 investment made in International Equity on December 31, 1991, to a $10,000 investment made in the EAFE for the same time period. Past performance is not indicative of future results.

The tables on page 33 display a full breakdown of the sector and country allocation of the Fund as well as the top ten positions as of December 31, 2001.


     AVERAGE ANNUALIZED TOTAL RETURNS

                           ONE YEAR     FIVE YEARS     TEN YEARS
                           --------     ----------     ---------

International Equity        -23.35%       2.22%          7.96%

MSCI EAFE Index             -21.44%       0.89%          4.46%


MANAGERS EMERGING MARKETS EQUITY FUND
-----------------------------------------------------------

MANAGERS EMERGING MARKETS EQUITY FUND ("Emerging Markets
Equity") seeks long-term capital appreciation through investment in companies within countries considered to be emerging or developing by the World Bank or the United
Nations. Managers utilizes an independent sub-advisor to manage the assets of the portfolio. Ken King of Rexiter
Capital Management Limited ("Rexiter"), hired at the
Fund's inception, currently manages the entire portfolio.

THE PORTFOLIO MANAGER

Ken King's investment strategy is to earn investment return and manage investment risk by analyzing and actively managing country and industry exposure in the portfolio, and investing in companies within the targeted country and industry ranges which demonstrate strong but, most importantly, profitable earnings growth.

COUNTRY ALLOCATION

Through years of experience analyzing and investing in emerging markets, King has come to the belief that the political, economic and financial health of countries within the emerging markets is essential to the success of the companies domiciled within them. In addition, King believes that emerging markets are inefficient in the technical sense that past behavior contains information about future behavior. Individually, they are highly volatile. They regularly and predictably overshoot fair value and then, in relatively short periods, revert towards the mean. Market capitalization weighted indices fail to recognize this; the markets that have risen most take on a larger index weight just as it becomes increasingly likely that they will underperform.
Poorly performing markets will have a reduced index weight just as the chance of relative outperformance increases. Market capitalization weighted indices thus encourage managers to chase markets and expose portfolios to the risk of being "whipsawed." This reduces returns and increases volatility.

Because of this, Rexiter uses a fixed-weight index to define its neutral position. Rexiter splits the markets into two groups: top tier are the twelve most liquid markets (countries) and bottom tier are all other eligible markets. Within each tier, all markets are given an equal weight: top tier markets have a weight of 5.6% so that the neutral allocation in top tier markets is 67% of the portfolio. Bottom tier markets have a weight of 2.6% and make up 33% of the portfolio.

The investment team at Rexiter analyzes political, economic and market factors for each country and ranks them into favorable, neutral and unfavorable rankings that determine the target allocations within the portfolio. A "favorable" rating means exposure to a country in the portfolio should match the neutral weight at a minimum. "Unfavorable" should match the neutral weight only at a maximum. A "neutral" ranking implies a band which ranges by 1%-2% on either side of the fixed weight depending on the market's tier. Among the market factors that Rexiter analyzes are the recent performance of each country along with an assessment of the availability of attractively valued stocks.

STOCK SELECTION

The portfolio managers at Rexiter are great believers in stock selection. They believe that the quality of company research in the emerging markets is poor. Many companies in the emerging markets have been very successful at destroying shareholder wealth. Rexiter's research centers on avoiding companies that generate
"PROFITLESS GROWTH."

After screening the emerging markets universe for minimum capitalization and liquidity parameters, the Rexiter investment team analyzes roughly 300 companies in detail.

In order to identify companies which can and will undergo profitable growth, Rexiter's research entails:


     * Studying published accounts and accounting policies for the underlying development of earnings;

     *  Performing a "duPont Analysis" of return on equity;

     * Analyzing the return on invested capital and the economic value added; and

     * Analyzing the cash flow, capital spending and capital requirements of each company.

The portfolio is thus constructed from both a top-down and a bottom-up perspective. It will typically have 40 to 60 stocks of companies exhibiting profitable growth, and will typically be very diversified across emerging market countries. Because of the fixed-weight benchmark allocation method described above, the portfolio will typically be underweighted relative to the weightings of the largest three or four emerging countries in the capitalization-weighted index. The benchmark for the Fund is the Morgan Stanley Capital International -
Emerging Markets Free Index ("MSCI EMF").

THE YEAR IN REVIEW

The Emerging Markets Equity Fund fell 0.57% in 2001, compared with a decline of 2.37% for the MSCI EMF. The slight decline for the whole year masks a considerable amount of volatility throughout. As is often the case, the performance of the emerging markets matched the ebb and flow of investors' confidence and appetite for risk, with country-specific issues to contend with as well.

For example, emerging markets stock prices rebounded
early in the year following the 30% drop in 2000.  Prices
rose as much as 15% in the first quarter, fueled by the
belief that the worst was over.  Continued evidence that
growth was stalled burst this brief rally, and stock
prices retreated.   The Fund was able to participate in
much of the upswing, despite the manager remaining skeptical regarding the visibility of an economic recovery. In fact, the Fund's allocation to the technology sector remained around 10% during the quarter.
Thus, the Fund was not overly extended when the rally failed. Still, the Fund's Turkish holdings were punished as that market fell to a five-year low due to political and economic turmoil and ended the first quarter with a slight loss.

During parts of the second quarter, investors again became cautiously optimistic. The expectation was that the Fed's multiple rate cuts would provide liquidity and increase the odds of a recovery. Once again, the Fund performed well, boosted by a rebound in its Turkish banks. The third quarter was an extremely difficult period for investors. Prices were off by 15% or more before September 11th, as the fundamental outlook for many emerging countries continued to deteriorate in response to the global economic recession. Following the events of September 11th, investors avoided virtually all risky assets, and emerging markets equities fell another
15%. Boosted by the magnitude and speed of the policy responses of the developed nations, the markets began to rally toward the end of 3Q. The rally held through the end of the year, gaining 30% in the fourth quarter alone.

The Fund performed extremely well in this difficult environment, losing little value while outperforming the MSCI EMF. Importantly, the investment managers at Rexiter held to their fixed-weight investment philosophy throughout the year. As long as the fundamental attractiveness of a market held, Rexiter was comfortable maintaining, or even adding to, a position. On the other hand, markets that rebounded on market sentiment were typically reduced or avoided. This strategy proved successful a number of times; for example, holding fewer
Asian tech stocks in 1Q despite their sharp increase and maintaining positions in Turkey despite the decline in sentiment regarding that country. But while this strategy was an enabler, Rexiter's stock selection was the main driver behind the Fund's performance.

Thus, from both a one year and a slightly longer-term
perspective, the Fund and Rexiter have succeeded in
accomplishing the goals of outperforming the benchmark,
and providing a reasonable return for shareholders.  Over
the past three calendar years, the Fund has generated an
annualized return of 11.5%, while the benchmark return
for the same period was 4.1%.   Since the Fund's
inception in early February 1998, it has returned 1.8% annualized, while for the same period the MSCI-EMF Index returned -4.0%.

LOOKING FORWARD

Rexiter heads into 2002 with a moderately optimistic outlook. The investment management team believes it is possible that the developed economies will begin to recover in late spring or early summer, based on growing consumer confidence and a more stable manufacturing economy. In addition, the managers note that most of the country-specific issues faced in 2001, including the most recent collapse in Argentina, did not lead to a more systematic tarring of the emerging markets. The portfolio structure reflects this optimistic view, with the largest exposure in the technologically sensitive
Korean and Taiwanese markets. On a relative basis, the Fund holds comparatively more Eastern European exposure than the Index, expecting more of a recovery there.

CUMULATIVE TOTAL RETURN PERFORMANCE

Emerging Markets Equity's cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The MSCI
EMF is compiled by Morgan Stanley Capital
International ("MSCI"). It is a market capitalization-weighting index covering over 1,000 stocks in 25 emerging nations in the Asia/Far East, South American, Eastern
European and African regions. MSCI designates nations based upon several factors, most importantly per capita
GDP. In cases where restrictions on foreign investment exist the EMF Index limits its coverage to the opportunity set generally available to foreign investors.
This chart compares a hypothetical $10,000 investment made in Emerging Markets Equity on February 9, 1998, to a
$10,000 investment made in the EMF for the same time period. Past performance is not indicative of future results.

The tables on page 33 display a full breakdown of the sector and country allocation of the Fund as well as the top ten positions as of December 31, 2001.


      AVERAGE ANNUALIZED TOTAL RETURNS

                        ONE YEAR         SINCE INCEPTION
                        --------         ---------------

Emerging Market Equity    -0.57%              1.81%

MSCI EMF Index            -2.37%             -3.96%


MANAGERS INTERMEDIATE BOND FUND
-------------------------------------------------------------

MANAGERS INTERMEDIATE BOND FUND ("Intermediate Bond") seeks high current income by investing in a diversified portfolio of fixed-income securities. Managers currently utilizes a single independent sub-advisor, Metropolitan West Asset
Management ("Metropolitan West"), led by Ted Rivelle, Chief
Investment Officer, who has managed this portfolio since
September 2001.

THE PORTFOLIO MANAGER

Metropolitan West seeks to add value by applying five strategies in a measured and diversified manner in order to create above average return while exhibiting below average volatility. The portfolio managers will generally maintain the portfolio's average duration so that it is within one year of the benchmark's (Lehman Intermediate
Govt/Credit), but will occasionally seek to add value by adjusting the duration within the band. Duration management is typically a result of the team's long-term outlook for interest rate changes. A second method of adding value is to seek undervalued pockets within the domestic yield curves. There are often fundamental, technical or structural reasons for undervaluation within certain maturity ranges, and the portfolio managers seek to identify and exploit those inefficiencies. Similarly, the Metropolitan West team seeks to add value through sector rotation. Finally, the team seeks gains from individual security selection through fundamental and credit analysis, along with opportunistic trade execution. Metropolitan West typically constructs a diverse portfolio, using investment-grade bonds including bonds from a variety of corporate sectors, asset-backed securities, private and agency mortgage securities and Treasury securities.

THE YEAR IN REVIEW

Intermediate Bond Fund gained 6.50% during 2001, compared with a gain of 8.96% for the Lehman Brothers
Intermediate Government/Credit Index (LB Int. G/C) and a gain of 8.98% for the Merrill Lynch 1-5 Year
Government/Corporate Index. The performance of both indices is noted because for the first six months of 2001 the Fund was managed to the duration of the ML Index and for the second half it was managed to the LB Index. In addition, the Fund's name was changed in May from Managers Short & Intermediate Bond Fund to Managers
Intermediate Bond Fund.

During the first nine months of the year, investors favored the bond market because of the volatility in the equity market and the slowdown in the economy. Interest rates in the short/intermediate portion of the U.S. yield curve declined by as much as 200 basis points (bps).
Investors generally preferred the safety of Treasuries, while "spread" bonds, including mortgage-backed securities (MBS), corporate credits, and asset-backed securities (ABS), lagged. Although a slowing economy is generally good for interest rates, it is not necessarily good for credit, or default, risk.

Things changed following September 11th. Although the economy was falling deeper into a recession, investors began to anticipate that the nation's aggressive fiscal and monetary policy responses would lead to more of a "v"-shaped recovery. Medium-term bond yields rose 50 basis points during the fourth quarter in response to the improved economic outlook. Meanwhile, the fear of corporate defaults lessened and spreads tightened. That is, the yields on spread sector bonds rose less than (or in some cases declined) the yields on Treasuries, and the difference between the two narrowed. Within the LB
Intermediate Gov/Credit, credits outperformed Treasuries by about 75 basis points during the fourth quarter.
Technology and telecom credits were among the better performers, having fallen so rapidly during the early stages of the economic decline.

The Fund tracked the performance of the ML 1-5 G/L benchmark during the first six months of 2001, outperforming very slightly in the first quarter and then giving it back during the second quarter. This performance was satisfactory in that the manager focused on corporate credits. Unfortunately, despite a strong absolute gain in the third quarter, the Fund's exposure to the corporate bond sector proved costly and the Fund lagged behind the Index by almost 100 bps. During that difficult quarter, Metropolitan West replaced Standish, Ayer & Wood ("Standish") as portfolio manager of the Fund.
The change was made primarily because of structural changes at Standish, including the firm's acquisition and the departure of members of the investment management team.

While the strong rebound in corporate credits in the fourth quarter would normally be rewarding to managers such as Metropolitan West, which adds value through sector allocation, bond selection, and execution, the transition of the portfolio from the prior manager to Metropolitan West was expected to take some time because of the normal liquidity concerns regarding corporate credits.
By the time Metropolitan West worked
through some of the corporate bonds in the legacy portfolio in early October, several securities facing credit concerns and downgrades, including Royal Caribbean, Carnival Cruise, and Conseco, had been priced down to the point that Metropolitan West believed they were worth more than their market valuations. In addition, the manager also increased the weight in Treasuries to almost 20% of the portfolio at a time when Treasuries underperformed. Thus, it was a discouraging year for the Fund despite the moderately strong increase.

LOOKING AHEAD

Metropolitan West remains constructive on the "spread" sectors of corporate, mortgage and asset-backed issues.
Half of the portfolio was invested in corporate credits at year-end, centering on hard asset industries with good cash flow as well as resilient and flexible balance sheets.
Bonds from Qwest Capital, Citizens Communications, and
Sprint Capital were added.

Demand for mortgage- and asset-backed securities (MBS and
ABS) remained high according to Metropolitan West, due to
the steep yield curve and somewhat lower volatility than
corporates.  The managers added some home equity loan ABS
toward year-end, and the portfolio's ABS allocation rose
to 24%.   The Fund's overall interest rate sensitivity
(duration) was essentially in line with the LB Int G/C at year-end and it had a slight yield advantage, albeit with additional spread risk.

* Duration is the weighted average time (typically quoted in years) to the receipt of cash flows (principal + interest) for a bond or portfolio. It is used to evaluate the interest rate sensitivity of a bond or portfolio. The longer the duration, the more sensitive the price of the bond is to movements in interest rates.

CUMULATIVE TOTAL RETURN PERFORMANCE

Intermediate Bond's cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. This chart compares a hypothetical $10,000 investment made in Intermediate Bond on December 31, 1991, to a $10,000 investment made in the Lehman Brothers Intermediate
Government/Credit Index for the same time period. Past performance is not indicative of future results.


      AVERAGE ANNUALIZED TOTAL RETURNS

                          ONE YEAR     FIVE YEARS     TEN YEARS
                          --------     ----------     ---------

Intermediate Bond           6.50%        5.44%          5.69%

LB Int. G/C Index           8.96%        7.10%          6.81%


MANAGERS BOND FUND
------------------------------------------------------------

MANAGERS BOND FUND ("BOND FUND") seeks current income by investing in fixed-income securities. Managers currently utilizes a single sub-advisor, Daniel Fuss of Loomis, Sayles & Co. L.P. ("Loomis"), who has been managing a portion of the Fund since its inception in 1984.

THE PORTFOLIO MANAGER

Dan Fuss is a contrarian bond investor who focuses on individual issues that will provide the highest return over long periods of time. Fuss and his team of credit analysts at Loomis research debt offerings in the same way equity analysts research stocks, looking for undervalued bonds where they see a yield premium, the potential for price appreciation, or both. They analyze the company's financial condition in detail, as well as the terms of specific bond offerings. Price appreciation can come from a variety of catalysts, including improving company fundamentals, which would lead to credit upgrades, changing market supply and demand forces, and improving sector or economic trends.

Given the typical shape of the yield curve, longer-term bonds generally yield more than shorter-term bonds, and Fuss is willing to take the added interest rate risk in order to gain higher yields. In addition, price improvements as a result of credit upgrades are more meaningful for longer-term bonds, thus Fuss's portfolios tend to be relatively long in duration*. In order to mitigate some of the interest rate risk, Fuss structures his portfolio with counter-cyclical elements. In doing so, Fuss will utilize convertible bonds, municipal bonds, preferred stocks, foreign corporate and government bonds, in addition to the domestic corporate bonds which make up the majority of the portfolio. In addition, Fuss seeks bonds with call protection, either through the terms of the bond structure or through deep price discounts relative to the call price.

THE YEAR IN REVIEW

For all of 2001, Managers Bond Fund rose by 9.64%
compared with an increase of 8.50% for the Lehman
Brothers Government/Credit Index (LB G/C). It was the
Fund's seventh consecutive annual increase.  It was also
the seventh time in the last 10 years that the Fund
outperformed the benchmark.   A review of the Fund over
the last year should give some insight into the performance of the Fund, the impact on the bond markets by the aggressive easing of the Fed and by the events on Sept. 11th, as well as the positioning of the portfolio as we head into the New Year.

For much of 2001, investors favored the bond market because of the volatility in the equity market and the slowdown in the economy. Interest rates in the intermediate to long portion of the U.S. yield curve declined 50 to 150 basis points (bps) from December to September. One of the only places for US investors to make money during the first quarter was in the US bond market. While the slowing economy gave bond investors confidence that inflation would not be a problem, the Fed's aggressiveness also seemed to reassure that they would be diligent in preventing an outright recession.
This, combined with the extremely attractive valuations that most credits carried, resulted in very strong performance for US credit bonds, particularly longer maturity credits. Longer-term corporate credits outperformed Treasuries by almost 300 bps in the quarter.
The Fund's robust absolute performance and modest outperformance of the LB G/C stemmed from a combination of its long duration in a period of declining rates as well as its exposure to corporate bonds. Loomis has maintained a duration of about 150% of the LB G/C for some time. This heightened interest rate sensitivity helped during 1Q as rates in general fell. More important, though, were Loomis' corporate bond holdings.
About three-fourths of Dan Fuss's portfolio had been invested in corporate credits, particularly industrials.
While the slowing economy certainly raised concerns regarding defaults, most of these bonds had become so undervalued that any shift in sentiment was due to spark a run.

The robust performance of the U.S. bond market cooled considerably during the second quarter . Longer-term interest rates had already come down substantially in response to the global economic slowdown, so the quarter began with somewhat optimistic inflation expectations priced in. Thus, even the barest hint of good economic news jarred bond investors. Rates on the long end of the curve rose by roughly 30 to 40 bps even as the Fed continued to lower short-term rates, resulting in a steepening of the curve. The Fund's healthy performance for the quarter came primarily from its exposure to the investment grade bond market, which outperformed
Treasuries during the quarter. More specifically, the portfolio was heavily invested in the industrial sector
(more than 50% of the portfolio), and those securities rose almost 2.5% during the second quarter. Many of these bonds were deep discount bonds, such as a Xerox note that began the quarter priced at 26 and an 8% American President bond priced at 51, which responded very favorably to the increased investor optimism. The
Fund's performance was again hindered by a small weighting in the preferred stocks of a number of utility companies.
These shares dropped another 9% during the quarter.

Investors continued to favor bonds during the third quarter because equity prices fell first for fundamental reasons and, later, in response to the terrorist attacks of September 11, the economic outlook continuing to deteriorate, and inflation expectations diminishing further. The Fund underperformed during the quarter principally due to fallout from the terrorist attacks.
Up until that point, the portfolio's long duration and call protection boosted performance as interest rates declined. However, some of the corporate credits that the portfolio owned, including BBB credits in beaten down industries with somewhat higher sensitivity to capital spending, were among the most susceptible to the economic shock that occurred in the immediate aftermath of September 11.

Although the economy seemed to be falling deeper into a recession following September 11th, investors began to anticipate that the nation's aggressive fiscal and monetary policy responses would lead to more of a "v"- shaped recovery. The Fund's strong performance in the fourth quarter was due to a rebound in its corporate securities.

In summary, during the first three quarters of 2001, the portfolio's long duration benefited from the general decline in interest rates despite credit concerns surrounding many of its corporate positions. As those credit concerns lessened in the fourth quarter, the portfolio continued to perform well despite the rise in rates.

For the past several years, Fuss has favored a long portfolio of corporate bonds with somewhat lower credit ratings and a fair amount of portfolio call protection.
Fuss did not make many significant portfolio changes during the fourth quarter, but even his smaller transactions highlight his "value-like" investment philosophy. For example, Fuss bought an American Airlines bond that was issued shortly after September 11th.
Although American Air was downgraded in December by Moody's, the security still offered an attractive yield for its credit rating. Fuss also bought several Motorola issues during the quarter, as the negative sentiment surrounding the company made it attractively valued in his eyes.

LOOKING FORWARD

Fuss and the team at Loomis Sayles have noted that the U.S. economy started its longest economic expansion in March 1991. The bad news is that after a year of sluggish growth, this expansion ended in March 2001 on its tenth anniversary, according to the National Bureau of Economic Research, the official arbiter of business cycle dating. The good news is that a host of recent data and surveys indicates that the current recession probably will hit its trough in Q1:2002, after which the recovery should commence.

Four different financial indicators have been giving optimistic signals. First, because the stock market is priced in anticipation of future, not past, earnings, it typically leads the economy both up and down. Second, the Treasury yield curve tends to flatten or invert prior to recessions and to steepen prior to recoveries. Third, the yield spread between Moody's Baa-rated corporate bonds and 10-year Treasury notes typically widens as the economy approaches business cycle peaks (which increases the odds of corporate bankruptcy) and narrows as the economy approaches business cycle troughs (which improves prospective cash flow, thereby reducing the odds of bankruptcy). And, finally, thanks to aggressive Fed easing in 2001, the 3-month T-bill rate fell from 6.2% in November 2000 (the highest since 1991) to 1.7% in
December 2001 (the lowest since 1958), almost the largest one-year drop on record. All in all, financial and labor market leading indicators and business and consumer surveys are saying the recession's trough is near and are giving the recovery a "green light" - and not a moment too soon.

Bond Fund's outlook and allocations changed only slightly during 2001, most notably adding a 10% position in U.S. Government bonds (from a 0% weighting in December
2000) by marginally reducing its positions in other investments. The Fund continues to hold more than 70% of its assets in corporate bonds, with a heavy emphasis on long duration and call protection. As of year-end, the average maturity of the portfolio was 18.2 years, and the duration was 9.7 years. For comparison, the Lehman
Brothers Government/Credit Index had an average maturity and duration of 9.1 years and 5.4 years, respectively.
The yield to maturity of the portfolio has dropped to 7.5%, while the yield to maturity of the index also dropped during the year to 5.2%. At year-end, the annualized 30-day SEC yield on the Fund was 5.18%.

Effective February 1, 2002, Managers will reduce its fee to the extent necessary in order to limit the total annual fund operating expenses for the Fund to 0.99% until at least May 1, 2003.

* Duration is the weighted average time (typically quoted in years) to the receipt of cash flows
   (principal + interest) for a bond or portfolio. It is used to evaluate the interest rate sensitivity of a bond or portfolio. The longer the duration, the more sensitive the price of the bond is to movements in interest rates.

CUMULATIVE TOTAL RETURN PERFORMANCE

Bond's cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Lehman Brothers
Government/Credit Index is comprised of 4,842 government securities and investment grade corporate securities.
The index assumes reinvestment of all income. This chart compares a hypothetical $10,000 investment made in Bond on December 31, 1991 to a $10,000 investment made in the Lehman Brothers Government/Credit Index for the same time period. Past performance is not indicative of future results.


        AVERAGE ANNUALIZED TOTAL RETURNS

                        ONE YEAR     FIVE YEARS     TEN YEARS
                        --------     ----------     ---------

Bond Fund                 9.64%        7.24%           8.09%

Lehman Brothers Govt/
  Credit Index            8.50%        7.37%           7.27%


MANAGERS GLOBAL BOND FUND
------------------------------------------------------------

MANAGERS GLOBAL BOND FUND ("Global Bond") seeks both income and capital appreciation by investing in domestic and foreign fixed-income securities. Managers utilizes a single independent sub-advisor, Olaf Rogge of Rogge Global
Partners ("Rogge Global"), to manage the portfolio.

THE PORTFOLIO MANAGER

Olaf Rogge's investment strategy begins with an assessment of each country's economic outlook and currency strength.
His investment philosophy is that healthy countries with sound finances produce the highest bond and currency returns. In analyzing the financial health of a country, Rogge and his investment team evaluate the fiscal policy, savings rates and money growth in each country along with assessing the credibility of the monetary authorities in each country. In addition to making country allocation decisions, Rogge Global analyzes the yield curve and expected interest rate movements within each economy to determine how to position the portfolio from a duration* and maturity perspective. At the same time, Rogge Global recognizes that short-term volatility in the currency market can significantly impact portfolio performance.
Thus, the investment team will sometimes hedge (usually toward an index-like exposure) when he expects such short-term currency swings to go against the expected trend for that country's bond market. The portfolio typically consists primarily of highly liquid government issues of developed market countries, with some investment in AAA-rated corporate bonds and limited exposure in emerging markets.

THE YEAR IN REVIEW

The Fund returned -4.1% in 2001, compared with -1.0% for the Salomon Brothers World Government Bond Index
("SBWGBI").

Interest yields for bonds across the globe began the year relatively low and moved lower throughout the year as a result of a global slowing of economic growth and various government's efforts to provide monetary stimulus. Thus, income generated from bonds provided modest returns and prices moved up moderately so that the average return for government bonds in local currency terms was slightly more than 5%. In addition, while there was some variation in returns throughout the year, providing some potential for value added through trading and yield curve management, the overall distribution of total returns across the developed countries was rather tight. U.S.
Treasuries were on the high end of the distribution, returning about 6.75% on average, while Japanese and U.K.
Treasuries were on the lower end of the distribution, returning 3.4% and 3.1%, respectively.

However, the strength of the U.S. Dollar (US$), or, stated conversely, the weakness of virtually all developed market currencies relative to US$, negated all of these gains. Thus, the average return for these bonds in US$ was slightly negative, as noted above. Without
Japanese bonds, which depreciated almost 10% due to the Yen's 12.9% decline, the average would have been slightly positive. For U.S. investors, the single best market during the year was the U.S. bond market, which, importantly, is priced in US$. However, almost any other developed market bonds hedged back into US$ would have been reasonably profitable.

In the simplest terms, the Fund's poor performance in 2001 was the result of the manager's bias toward foreign bonds and currencies. Rogge has believed for some time that the U.S. economy would slow and, among other things, the US$ would falter. In 2001, Rogge was half correct in that the U.S. economy faltered, but the effect spread to the foreign economies, which have become very dependent upon U.S. spending and investment. European economies slowed, and the Japanese economy worsened from an already dire predicament. Only for a brief period following the terrorist attacks on September 11, did the US$ decline.

The Fund's low relative allocation in Japanese Government
Bonds helped from a relative standpoint, but any Yen exposure was unprofitable. After the Euro rally in September, Rogge trimmed some Euro exposure and added to US$ positions.

LOOKING FORWARD

Rogge Global continues to believe that the Euro is fundamentally undervalued relative to US$ and expects "that as the economic picture becomes clearer in 2002, the Euro will outperform the US$." From a fundamental standpoint, Rogge Global's view is similar to many of our international portfolio managers. Rogge Global also believes that "European investor sentiment toward their home market will be boosted by the introduction of Euro notes and coins."
In addition, the investment team sees particular opportunity in Swedish Krona and British Sterling. Thus, in addition to keeping the Fund heavily invested in Euro assets, at year-end, the team was moving to overweight positions in Swedish and British securities. Finally, the outlook for Japan remains poor, and while there are possibilities that policy changes or artificial supports could reverse the trend, Rogge Global remains underinvested in bonds and Yen relative to the benchmark.

* Duration is the weighted average time (typically quoted in years) to the receipt of cash flows (principal
+ interest) for a bond or portfolio. It is used to evaluate the interest rate sensitivity of a bond or portfolio. The longer the duration, the more sensitive the price of the bond is to movements in interest rates.

CUMULATIVE TOTAL RETURN PERFORMANCE

Global Bond's cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Salomon Brothers
World Government Bond Index is priced in U.S. dollars, and includes 14 international government bond markets.
The index assumes reinvestment of all dividends. This chart compares a hypothetical $10,000 investment made in Global Bond at its inception on March 25, 1994, to a $10,000 investment made in the Salomon Brothers World
Government Bond Index for the same time period. Past performace is not indicative of future results.


        AVERAGE ANNUALIZED TOTAL RETURNS

                      ONE YEAR     FIVE YEARS     TEN YEARS
                      --------     ----------     ---------

Global Bond            -4.10%        0.29%          2.83%

Salomon World Govt
  Bond (USD) Index     -0.99%        2.16%          5.17%


FUND SNAPSHOTS (unaudited)
As of December 31, 2001
-----------------------------------------------------------


                                MANAGERS VALUE FUND

TOP TEN HOLDINGS
  (out of 76 securities)           % Fund            INDUSTRY WEIGHTINGS
------------------------------------------    ----------------------------------
Citigroup, Inc.*                     3.6%     Financials                   24.7%
Freddie Mac*                         3.1      Consumer Discretionary       16.0
Emerson Electronics Co.              2.8      Industrials                  15.6
E.I. duPont de Nemours & Co., Inc.   2.5      Energy                        8.1
Liberty Media Corp., Class A         2.2      Information Technology        7.7
J.P. Morgan Chase & Co.              2.1      Materials                     5.8
Devon Energy Corp.                   2.0      Utilities                     5.7
Textron, Inc.                        2.0      Telecommunication Services    5.1
Cendant Corp.                        1.8      Consumer Staples              4.0
American Home Products Corp.*        1.8      Health Care                   3.8
                                              Other                         3.5


                          MANAGERS CAPITAL APPRECIATION FUND

TOP TEN HOLDINGS
  (out of 89 securities)           % Fund            INDUSTRY WEIGHTINGS
------------------------------------------    ----------------------------------
Concord EFS, Inc.                    4.1%     Information Technology       31.5%
Target Corp.                         3.6      Consumer Discretionary       20.6
Intuit, Inc.                         3.5      Industrials                  17.2
Microchip Technology, Inc.           3.3      Health Care                  11.8
Fiserv, Inc.                         3.2      Financials                    8.8
Tyco International, Ltd.             3.1      Consumer Staples              6.0
Home Depot, Inc.                     3.0      Energy                        2.2
Dell Computer Corp.                  2.9      Utilities                     1.0
American International Group, Inc.   2.9      Other                         0.9
Walgreen Co.                         2.8



                            MANAGERS SMALL COMPANY FUND



TOP TEN HOLDINGS
  (out of 118 securities)           % Fund            INDUSTRY WEIGHTINGS
------------------------------------------    ----------------------------------
DIANON Systems, Inc.*                1.9%     Information Technology       32.9%
Armor Holdings, Inc.                 1.9      Industrials                  22.1
ChoicePoint, Inc.                    1.8      Health Care                  21.5
Michaels Stores, Inc.                1.7      Consumer Discretionary       11.1
MAXIMUS, Inc.                        1.7      Financials                    3.8
Tekelec                              1.6      Energy                        3.3
Freds, Inc., Class A                 1.6      Consumer Staples              2.6
Corporate Executive Board Company    1.6      Other                         2.7
The Intercept Group, Inc.            1.5
Career Education Corp.               1.4

*Top Ten Holding at December 31, 2000

                                  32


                            MANAGERS SPECIAL EQUITY FUND

TOP TEN HOLDINGS
  (out of 351 securities)           % Fund            INDUSTRY WEIGHTINGS
------------------------------------------    ----------------------------------
Emmis Broadcasting Corp., Class A*   1.2%     Information Technology       22.3%
ITT Educational Services, Inc.       1.2      Industrials                  20.1
HEALTHSOUTH Corp.*                   1.0      Consumer Discretionary       18.3
SBA Communcations Corp.              1.0      Health Care                  13.0
IMS Health, Inc.*                    0.9      Financials                   11.4
Anaren Microwave, Inc.*              0.9      Consumer Staples              2.3
Allied Capital Corp.                 0.9      Energy                        2.0
Triad Hospitals, Inc.                0.8      Telecommunication Services    1.9
Mobile Mini, Inc.                    0.8      Utilities                     0.5
Alpha Industries, Inc.*              0.8      Materials                     0.4
                                              Other                         7.8

                        MANAGERS INTERNATIONAL EQUITY FUND

TOP TEN HOLDINGS
  (out of 193 securities)           % Fund            INDUSTRY WEIGHTINGS
------------------------------------------    ----------------------------------
Suez AG                             1.9%      Financials                   18.9%
Talisman Energy Inc.*               1.7       Consumer Discretionary       14.0
Koninklijke Ahold                   1.6       Materials                    12.5
E.On AG                             1.6       Health Care                   9.6
Banque Nationale de Paris           1.5       Telecommunication Services    8.2
Elan Corp. PLC-Sponsored ADR        1.5       Energy                        6.7
Schering AG                         1.5       Utilities                     6.7
Total Fina SA                       1.3       Consumer Staples              6.6
Diageo PLC                          1.3       Industrials                   6.1
Novartis AG                         1.2       Information Technology        4.9
                                              Other                         5.8

                      MANAGERS EMERGING MARKETS EQUITY FUND

TOP TEN HOLDINGS
  (out of 55 securities)           % Fund            INDUSTRY WEIGHTINGS
------------------------------------------    ----------------------------------
Siderca S.A.I.C. Co., ADR            3.0%     Financials                   23.9%
Yapi ve Kredi Bankasi AS             3.0      Telecommunication Services   15.2
Samsung Electronics, Ltd., GDR
  representing 1/2 voting shares     2.8      Information Technology       12.9
Ambit Microsystems Corp.             2.6      Industrials                  12.1
Kookmin Bank, Sponsored ADR          2.6      Materials                    12.0
OTP Bank Rt.                         2.6      Consumer Discretionary        8.0
Embraer Aircraft Corp.,
  Sponsored ADR                      2.6      Utilities                     6.0
Antofagasta PLC                      2.5      Consumer Staples              5.0
Asustek Computer, Inc.               2.5      Energy                        2.1
Grupo Televisa SA, Sponsored GDR     2.4      Health Care                   2.0
                                              Other                         0.8

*Top Ten Holding at December 31, 2000


FUND SNAPSHOTS (unaudited)
-------------------------------------------------------


                                                           MANAGERS
               MANAGERS      MSCI                          EMERGING      MSCI
            INTERNATIONAL    EAFE                          MARKETS        EMF
COUNTRY      EQUITY FUND     INDEX       COUNTRY         EQUITY FUND     INDEX
-----------  -----------  ---------     ---------------  ------------  ---------
United Kingdom  14.7%        25.3%       South Korea         11.9%        17.0%
France          13.5         10.5        Taiwan              11.3         15.0
Japan           12.5         20.1        Mexico              10.2         10.1
Germany         11.7          7.9        Brazil              10.1          9.2
Netherlands      9.7          5.8        Hong Kong            8.6          0.0
Switzerland      6.3          7.4        India                8.0          5.8
Canada           4.9          0.0        Turkey               4.6          1.9
Italy            3.8          4.1        Russia               4.4          3.3
Hong Kong        2.6          1.9        South Africa         3.2          9.9
South Korea      2.4          0.0        Argentina            3.0          1.1
Ireland          2.3          0.8        Indonesia            3.0          0.7
Spain            2.3          3.3        Hungary              2.6          0.9
Australia        2.2          3.7        Chile                2.5          2.6
South Africa     1.2          0.0        Poland               2.4          1.1
United States    1.2          0.0        Croatia              2.3          0.0
Sweden           0.9          2.4        United Kingdom       2.0          0.0
Singapore        0.8          0.9        Czech Republic       1.8          0.6
Belgium          0.8          1.1        Thailand             1.8          1.5
Finland          0.7          2.3        Philippines          1.7          0.7
Brazil           0.5          0.0        Israel               1.5          4.3
Portugal         0.5          0.5        Peru                 1.4          0.4
Norway           0.3          0.5        Egypt                0.9          0.2
Denmark          0.3          0.9        China                0.0          6.2
Mexico           0.2          0.0        Colombia             0.0          0.1
Austria          0.0          0.1        Jordan               0.0          0.2
Greece           0.0          0.5        Malaysia             0.0          6.5
Israel           0.0          0.1        Pakistan             0.0          0.3
Cash             3.7          0.0        Venezuela            0.0          0.4
                                         Cash                 0.8          0.0

* As a percent of total market value of common stocks on December 31, 2001.


                             MANAGERS VALUE FUND
                               DECEMBER 31, 2001
-------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS

SECURITY DESCRIPTION                            SHARES        VALUE
-------------------------------------------------------------------------------
COMMON STOCKS - 96.5%

CONSUMER DISCRETIONARY - 16.0%
Clear Channel Communications, Inc.*              12,000        610,920
Comcast Corp., Special Class A,
   non-voting shares*                            28,700      1,033,200
Ford Motor Co.                                   34,400        540,768
Gannett Co., Inc.                                 9,450         35,324
Jones Apparel Group, Inc.*                       17,300        573,841
Koninklijke (Royal ) Philips
   Electronics, NV                               19,600        570,556
Liberty Media Corp., Class A*                   100,100      1,401,400
McDonald's Corp.                                 21,600        571,752
RadioShack Corp.                                 32,900        990,290
Staples, Inc.*                                   53,200        994,840
TJX Cos., Inc.                                   15,900        633,774
Tricon Global Restaurants, Inc.*                 12,300        605,160
Whirlpool Corp.                                  13,900      1,019,287
   TOTAL CONSUMER DISCRETIONARY
10,181,112

CONSUMER STAPLES - 4.0%
CVS Corp.                                        21,400        633,440
Kimberly-Clark Corp.                              9,635        576,173
Safeway, Inc.*                                   24,700      1,031,225
Sensient Technologies Corp.                      15,000        312,150
   TOTAL CONSUMER STAPLES
2,552,988

ENERGY - 8.1%
ChevronTexaco Corp.                               5,500        492,855
Conoco, Inc.                                     20,900        591,470
Devon Energy Corp.                               33,100      1,279,315
Kerr Mcgee Corp.                                 19,200      1,052,160
Phillips Petroleum Co.                           17,300      1,042,498
Transocean Sedco Forex, Inc.                     19,400        656,108
   TOTAL ENERGY
5,114,406

FINANCIALS - 24.7%
Allstate Corp., The                              19,700        663,890
American Express Co.                             20,800        742,352
Chebb Corp.                                      15,100      1,041,900
Citigroup, Inc.                                  45,568      2,300,273
FleetBoston Financial Corp.                      17,877        652,510
Freddie Mac                                      29,820      1,950,228
J.P. Morgan Chase & Co.                          36,829      1,338,734
John Hancock Financial Services, Inc.            19,900        821,870
MBNA Corp.                                       17,105        602,096
Mellon Financial Corp.                           15,600        586,872
Merrill Lynch & Co., Inc.                        12,700        661,924
Metris Cos., Inc.                                33,500        861,285
MGIC Investment Corp.                            11,300        697,436
Morgan Stanley Dean Witter & Co.                  8,100        453,114
National City Corp.                              20,100        587,724
Regions Financial Corp.                          19,300        579,772
Union Planters Corp.                             12,900        582,177
Wells Fargo Co.                                  13,149        571,324
   TOTAL FINANCIALS
15,695,481

HEALTH CARE - 3.8%
American Home Products Corp.                     18,515      1,136,080
Oxford Health Plans, Inc.*                       21,100        635,954
Schering-Plough Corp.                            18,600        666,066
   TOTAL HEALTH CARE
2,438,100

INDUSTRIALS - 15.6%
Boeing Co., The                                  15,400        597,212
Canadian National Railway Co.                    17,300        835,244
Cendant Corp.*                                   58,800      1,153,068
CNF Transportation, Inc.                         21,400        717,970
Deere & Co.                                      13,700        598,142
Emerson Electronics Co.                          31,300      1,787,230
Honeywell International, Inc.                    18,100        612,142
IMS Health, Inc.                                 43,000        838,930
Parker-Hannifin Corp.                            12,700        583,057
Pitney Bowes, Inc.                               25,200        947,772
Textron, Inc.                                    30,600      1,268,676
   TOTAL INDUSTRIALS
9,939,443

INFORMATION TECHNOLOGY - 7.7%
Arrow Electronics, Inc.*                         22,600        675,740
Avaya, Inc.*                                     50,200        609,930
Compaq Computer Corp.                            75,300        734,928
Corning, Inc.                                    53,900        480,788
Electronic Data Systems Corp.                    10,200        699,210
International Business Machines
   Corp. (IBM)                                    9,200      1,112,832
NCR Corp.*                                       15,800        582,388
   TOTAL INFORMATION TECHNOLOGY
4,895,816

MATERIALS - 5.8%
Alcoa Inc.                                       16,700        593,685
E.I. duPont de Nemours & Co., Inc.               36,850      1,566,494
Rio Tinto PLC*                                   12,200        955,260
Rohm and Haas Co.                                17,200        595,636
   TOTAL MATERIALS
3,711,075

TELECOMMUNICATION SERVICES - 5.1%
BellSouth Corp.                                  15,100        576,065
Cable & Wireless PLC,
   Sponsored ADR*                                32,900 2      487,249
Sprint Corp.                                     52,300      1,050,184
Verizon Communications, Inc.                     11,985        568,808
Worldcom, Inc.*                                  40,000        563,200
   TOTAL TELECOMMUNICATION SERVICES
3,245,506

UTILITIES - 5.7%
Calpine Corp.*                                   44,000        738,760
Exelon Corp.                                     21,600      1,034,208
FPL Group, Inc.                                  10,600        597,840
TXU Corp.                                        12,800        603,520
Williams Cos., Inc., The                         24,600        627,792
   TOTAL UTILITIES
3,602,120

TOTAL COMMON STOCKS
   (cost $54,832,306)
61,376,047

OTHER INVESTMENT COMPANIES 4.3% 1
JPMorgan Prime Money Market
   Fund, Institutional Class Shares,
   2.09% (cost $2,309,299)                    2,309,299      2,309,299
Navigator Securities Lending
   Prime Portfolio, 2.28%3                      464,055        464,055

TOTAL OTHER INVESTMENT COMPANIES
   (cost $2,773,354)                                                 2,773,354

TOTAL INVESTMENTS - 100.8%
   (cost $57,605,660)                                               64,149,401
OTHER ASSETS, LESS LIABILITIES - (0.8%)                               (520,947)
NET ASSETS - 100.0%                                                 63,628,454

See Notes to Schedules of Portfolio Investments on page 55.

The accompanying notes are an integral part of these financial statements.


                           MANAGERS CAPITAL APPRECIATION FUND
                                 DECEMBER 31, 2001
------------------------------------------------------------------------------

SCHEDULE OF PORTOFLIO INVESTMENTS

SECURITY DESCRIPTION                  SHARES            VALUE
-------------------------------------------------------------------------------
COMMON STOCKS - 99.1%
CONSUMER DISCRETIONARY - 20.6%
Adelphia Communications Corp.,
  Class A*                            63,400 2         1,976,812
AOL Time Warner, Inc.*                31,700           1,017,570
Barnes & Noble, Inc.*                 90,500           2,678,800
Borders Group, Inc.*                  87,200           1,730,048
Circuit City Stores - Circuit
  City Group                          40,200           1,043,190
Costco Wholesale Corp.*               39,300           1,744,134
Family Dollar Stores, Inc.            29,700             890,406
Gemstar-TV Guide
  International, Inc.*                30,800             853,160
Home Depot, Inc.                     109,000           5,560,090
Interpublic Group Cos. Inc.          160,700           4,747,078
Kohl's Corp.*                         13,800             972,072
Staples, Inc.*                        63,800           1,193,060
Target Corp.                         163,100           6,695,255
TJX Cos., Inc.                        24,800             988,528
Toys "R" Us, Inc.*                    81,900           1,698,606
Walt Disney Co., The                 177,500           3,677,800
Williams-Sonoma, Inc.*                25,600           1,098,240
  TOTAL CONSUMER DISCRETIONARY                                      38,564,849
CONSUMER STAPLES - 6.0%
Adolph Coors Co.                      19,300           1,030,620
Coca-Cola Enterprises, Inc.           33,600	         636,384
PepsiCo, Inc.                         88,900           4,328,541
Walgreen Co.                         153,500           5,166,810
  TOTAL CONSUMER STAPLES                                            11,162,355
ENERGY - 2.2%
BJ Services Co.*                      40,000           1,298,000
ENSCO International, Inc.             25,500             633,675
Nabors Industries, Inc.*              31,700           1,088,261
Weatherford International, Inc.*      30,000           1,117,800
  TOTAL ENERGY                                                       4,137,736
FINANCIALS - 8.8%
American International Group, Inc.    67,200           5,335,680
Federal National Mortgage
 Association                           9,800             779,100
Fifth Third Bancorp                   11,800             726,644
Freddie Mac                           74,600           4,878,840
Goldman Sachs Group, Inc., The        23,700           2,198,175
Morgan Stanley Dean Witter & Co.      33,300           1,862,802
The Principal Financial Group, Inc.*  24,900             597,600
  TOTAL FINANCIALS                                                  16,378,841
HEALTH CARE - 11.8%
Amgen, Inc.*                          18,700           1,055,428
Applera Corp. - Applied
 Biosystems Group                     21,900             860,013
Boston Scientific Corp.*              33,000             795,960
Community Health Systems, Inc.*       43,200           1,101,600
Cytyc Corp.*                          86,500           2,257,650
Elan Corp. PLC-Sponsored ADR*	        90,100 2         4,059,906
ICN Pharmaceuticals, Inc.             35,000           1,172,500
IDEC Pharmaceuticals Corp.*           15,200           1,047,736
King Pharmaceuticals, Inc.*           39,666           1,671,129
Mckesson HBOC, Inc.                   26,900           1,006,060
MedImmune, Inc.*                      32,800           1,520,280
Medtronic, Inc.                       41,800           2,140,578
Protein Design Labs, Inc.*            27,200             895,696
Sepracor, Inc.*                       19,600           1,118,376
Teva Pharmaceutical Ind., Ltd.,
 Sponsored ADR*                       10,200             628,626
Universal Health Services, Inc.,
 Class B*                             19,200             821,376
	TOTAL HEALTH CARE
22,152,914
INDUSTRIALS - 17.2%
American Power Conversion Corp.*     338,500           4,894,710
Apollo Group, Inc.-Class A*           20,800             936,208
ChoicePoint, Inc.*                    19,800           1,003,662
Concord EFS, Inc.*                   232,400           7,618,072
Convergys Corp.*                      26,000             974,740
Fiserv, Inc.*                        141,600           5,992,512
L-3 Communications Holdings, Inc.*    23,900           2,151,000
Quanta Services, Inc.*               177,400           2,737,282
Tyco International, Ltd.              98,400           5,795,760
  TOTAL INDUSTRIALS                                                32,103,946
INFORMATION TECHNOLOGY - 31.5%
ADC Telecommunications, Inc.*        586,200           2,696,520
Agere Systems, Inc.*                 223,600           1,272,284
Amdocs, Ltd.*                         74,500           2,530,765
ARM Holdings PLC, Sponsored ADR*      99,900           1,557,441
BEA Systems, Inc.*                    48,500             746,900
Dell Computer Corp.*                 202,400           5,501,232
EMC Corp.*                           147,300           1,979,712
GlobespanVirata, Inc.*                91,300           1,182,335
Henry (Jack) & Associates, Inc.       32,700             714,168
Intersil Corp.-Class A*               45,700           1,473,825
Intuit, Inc.*                        152,300           6,512,348
JDS Uniphase Corp.*                  280,400           2,447,892
Juniper Networks, Inc.*               14,900             282,355
Liberate Technologies, Inc.*          87,400           1,003,352
Linear Technology Corp.               24,800             968,192
McData Corp.*                         59,500           1,457,750
Mercury Interactive Corp.*            36,200           1,230,076
Microchip Technology, Inc.*          160,500           6,217,770
Micromuse, Inc.*                      25,600             384,000
Microsoft Corp.*                       9,000             596,430
Network Associates, Inc.*             54,900           1,419,165
Peregrine Systems, Inc.*              76,700           1,137,461
Polycom, Inc.*                        77,300           2,659,120
Semtech Corp.*                        29,500           1,052,855
SmartForce PLC, Sponsored ADR*        59,100           1,462,725
Sun Microsystems, Inc.*              132,300           1,627,290
Texas Instruments, Inc.               61,500           1,722,000
The Titan Corp.*                      30,900             770,955
TIBCO Software, Inc.*                 70,900           1,058,537
VERITAS Software Corp.*               27,500           1,232,825
Zebra Technologies Corp.*             70,800           3,930,108
  TOTAL INFORMATION TECHNOLOGY                                     58,828,388
UTILITIES - 1.0%
Kinder Morgan, Inc.                   32,800           1,826,632
TOTAL COMMON STOCKS
  (cost $185,833,165)                                             185,155,661
OTHER INVESTMENT COMPANIES - 4.2% 1
JPMorgan Prime Money Market Fund,
  Institutional Class Shares,
  2.09%                            2,980,071           2,980,071
Navigator Securities Lending
 Prime Portfolio, 2.28%3     	     4,979,438           4,979,438
TOTAL OTHER INVESTMENT COMPANIES
	(cost $7,959,509)                                             7,959,509
TOTAL INVESTMENTS - 103.3%
	(COST $193,792,674)                                         193,115,170
OTHER ASSETS, LESS LIABILITIES - (3.3%)                            (6,239,455)
NET ASSETS - 100.0%                                               186,875,715


See Notes to Schedules of Portfolio Investments on page 53.

                                             36

            MANAGERS SMALL COMPANY FUND
               December 31, 2001
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS



  SECURITY DESCRIPTION              SHARES       VALUE       TOTAL
-------------------------------------------------------------------------------
COMMON STOCKS - 97.3%
CONSUMER DISCRETIONARY - 11.1%
Action Performance Cos., Inc.*      11,200      342,832
Buca, Inc.*                          7,750      125,627
Christopher & Banks Corp.*           3,525      120,731
Cost Plus, Inc.*                     9,100      241,150
Freds, Inc., Class A                10,487      429,547
Hispanic Broadcasting Corp.*         9,400      239,700
HOT Topic, Inc.*                     9,500      298,205
Insight Enterprises, Inc.*          11,525      283,515
Michaels Stores, Inc.*              14,000      461,300
Ruby Tuesday, Inc.                  11,350      234,151
School Specialty, Inc.*              5,050      115,544
Whitehall Jewellers, Inc.*           7,650       84,074
  TOTAL CONSUMER DISCRETIONARY                              2,976,376
CONSUMER STAPLES - 2.6%
Constellation Brands, Inc.*          7,500      321,375
Performance Food Group Co.*         10,600      372,802
  TOTAL CONSUMER STAPLES                                      694,177
ENERGY - 3.3%
Chesapeake Energy Corp.*            11,650       77,006
Devon Energy Corp.                   3,650      141,072
Evergreen Resources, Inc.*           6,800      262,548
National-Oilwell, Inc.*              4,250       87,593
Stone Energy Corp.*                  4,200      165,900
Ultra Petroleum Corp.*              25,900      157,731
  TOTAL ENERGY                                                891,850
FINANCIALS - 3.8%
AmeriCredit Corp.*                   6,450      203,498
Bankunited Financial Corp.*         11,700      173,745
Boston Private Financial
 Holdings, Inc.                     10,300      227,321
Southwest Bancorp of Texas*          6,500      196,755
UCBH Holdings, Inc.                  3,300       93,852
Wintrust Financial Corp.             3,600      110,052
  TOTAL FINANCIALS                                          1,005,223
HEALTH CARE - 21.5%
Accredo Health, Inc.*                9,200      365,240
AmeriPath, Inc.*                    10,400      332,904
Barr Laboratories, Inc.*             4,150      329,344
Charles River Laboratories
 International, Inc.*                9,950      333,126
Cholestech Corp.*                    4,700       93,107
Community Health Systems, Inc.*      9,450      240,975
Conceptus, Inc.*                     3,800       89,680
D&K Healthcare Resources, Inc.       5,300      301,835
DENTSPLY International, Inc.         5,600      281,120
DIANON Systems, Inc.*                8,500      516,800
First Horizon Pharmaceutical Corp.* 11,250      330,638
Genta, Inc.*                        16,700      237,641
Haemonetics Corp.*                   7,650      259,488
InterMune, Inc.*                     4,800      236,448
MAXIMUS, Inc.*                      10,700      450,042
MIM Corp.*                           7,250      129,050
Respironics, Inc.*                   8,550      296,172
Salix Pharmaceutical, Ltd.*         15,900      321,975
Scios, Inc.*                         7,000      166,390
SICOR, Inc.*                        14,150      221,872
Sola International, Inc.*            7,850      152,290
Taro Pharmaceutical Industries, Ltd.*1,800       71,910
  TOTAL HEALTH CARE                                        5,758,047
INDUSTRIALS - 22.1%
Actuant Corp.*                       3,980      133,728
Advisory Board Co. (The)*            6,200      171,740
Armor Holdings, Inc.*               19,000      512,810
Career Education Corp.*             11,100      380,508
ChoicePoint, Inc.*                   9,450      479,020
Corporate Executive Board Co.*      11,600      425,720
CUNO, Inc.*                          5,650      172,325
EDO Corp.                            9,100      240,695
F.Y.I., Inc.*                        9,850      329,975
First Consulting Group, Inc.*       11,500      178,250
Harsco Corp.                         4,700      161,210
Insituform Technologies, Inc.,
 Class A*                           14,800      378,584
Knight Transportation, Inc.*        11,850      222,543
Lydall, Inc.*                        6,500       65,000
Mobile Mini, Inc.*                   4,400      172,128
MSCi, Inc.*                          8,550      200,497
NCI Building Systems, Inc.*          9,600      169,920
NCO Group, Inc.*                    13,650      312,585
Pentair, Inc.                        7,150      261,047
SkyWest, Inc.                        6,150      156,518
Strayer Education, Inc.              7,400      360,528
Swift Transportation Co., Inc.*     15,170      326,307
Werner Enterprises, Inc.             4,400      106,920
  TOTAL INDUSTRIALS                                         5,918,558
INFORMATION TECHNOLOGY - 32.9%
Acxiom Corp.*                       17,300      302,231
ADTRAN, Inc.*                        8,800      224,576
Advanced Digital Information, Corp.*14,700      235,788
Affiliated Computer Services,
 Inc., Class A*                      1,300      137,969
Alpha Industries, Inc.*             13,200      287,760
Anaren Microwave, Inc.*             18,900      327,348
AnswerThink Consulting
 Group, Inc. *                       9,000       58,770
Applied Films Corp.*                10,200      318,750
Avocent Corp.*                       4,340      105,245
Benchmark Electronics, Inc.*         9,750      184,860
Brooks Automation, Inc.*             4,900      199,283
Cognos, Inc.*                        5,700      142,500
Computer Network
 Technology Corp.*                   8,000      142,320
Dendrite International, Inc.*        5,600       78,568
Digital Riv, Inc.*                  19,500      310,440
Elantec Semiconductor, Inc.*         5,600      215,040
Excel Technology, Inc.*              4,900       85,260
Fair, Isaac and Company, Inc.        2,775      174,880
FEI Co.*                             7,550      237,900
I-many, Inc.*                       26,900      259,585
Integrated Circuit Systems, Inc.*    5,800      131,022
IXIA*                               12,700      163,195
Keane, Inc.*                        13,400      241,602
Microsemi Corp.*                     4,100      121,770
NYFIX, Inc.*                         5,600      112,112
Optimal Robotics Corp.*              4,550      161,298
Pinnacle Systems, Inc.*             17,050      135,377
Pixelworks, Inc.*                   15,800      253,748
PLATO Learning, Inc.*                5,933       98,547
Plexus Corp.*                        5,400      143,424
PLX Technology, Inc.*               18,200      229,502
Polycom, Inc.*                       7,400      254,560
Powerwave Technologies, Inc.*       14,800      255,744
Progress Software Corp.*             8,950      154,656
Renaissance Learning, Inc.*          1,400       42,658
Richardson Electronics, Ltd.         8,450      102,245
Rogers Corp.*                        7,400      224,220
Somera Communications, Inc.*        11,800       89,090
SonicWALL, Inc.*                     6,300      122,472
SPSS, Inc.*                          6,000      106,500
Stellent, Inc.*                      7,000      206,920
Symantec Corp.*                      4,100      271,953
Take-Two Interactive Software, Inc.* 5,350       86,510
Tekelec*                            24,000      434,640
The Intercept Group, Inc.*          10,000      409,000
Veeco Instruments, Inc.*             3,100      111,755


                        37


Websense, Inc.*                      3,400      109,038
  TOTAL INFORMATION TECHNOLOGY                              8,802,631
TOTAL COMMON STOCKS
  (cost $22,358,474)                                       26,046,862
OTHER INVESTMENT COMPANIES - 2.9%
JPMorgan Prime Money Market
 Fund, Institutional Class Shares,
 2.09%1 (cost $776,771)            776,771      776,771
TOTAL INVESTMENTS - 100.2%
  (cost $23,135,246)                                       26,823,633
OTHER ASSETS, LESS LIABILITIES - (0.2%)	                    (59,469)
NET ASSETS - 100.0%                                        26,764,164


See Notes to Schedules of Portfolio Investments on page 55.

The accompanying notes are an integral part of these financial statements.

                                MANAGERS SPECIAL EQUITY FUND
                                    DECEMBER 31, 2001
-------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS

SECURITY DESCRIPTION                      SHARES       VALUE
-------------------------------------------------------------------------------
COMMON STOCKS - 92.2%
CONSUMER DISCRETIONARY - 18.3%
4 Kids Entertainment, Inc.*               62,700      1,255,881
Aaron Rents, Inc., Class B               756,300     12,327,690
Adelphia Communications Corp.,
 Class A*                                348,900     10,878,702
American Axle & Manufacturing
 Holdings, Inc.*                         239,600      5,122,648
AnnTaylor Stores Corp.*                  108,500 2    3,797,500
Applebee's International, Inc.           172,500      5,899,500
Beasley Broadcast Group, Inc.*           210,000      2,732,100
Benihana, Inc., Class A*                 241,900      3,640,595
Big Lots, Inc.*                          365,252      3,798,620
California Pizza Kitchen, Inc.*          215,300      5,328,675
CEC Entertainment, Inc.*                 197,300      8,560,847
Championship Auto Racing
 Teams, Inc.*                            279,100      4,490,719
Charming Shoppes*                        806,800      4,284,108
Coach, Inc.*                             134,500      5,242,810
Cox Radio, Inc., Class A*                368,600      9,391,928
Crown Media Holdings, Inc.,
 Class A*                                179,000      2,020,910
DR Horton, Inc.                          292,600      9,497,796
Duckwall-ALCO Stores, Inc.*              173,000      1,712,700
Electronic Boutique
 Holdings Corp.*                          47,700      1,905,138
Emmis Broadcasting Corp.,
 Class A*                              1,199,600     28,358,544
Furniture Brands
 International, Inc.*                    214,500      6,868,290
Gaylord Entertainment Co.,
 Class A*                                226,233      5,565,332
Getty Images, Inc.*                      351,900      8,086,662
GTECH Holdings Corp.*                    132,300      5,991,867
Harman International
 Industries, Inc.                        106,500      4,803,150
Helen of Troy, Ltd.*                     508,000      6,304,280
Insight Communications Co.,
 Inc., Class A*                          495,500     11,971,280
Insight Enterprises, Inc.*               183,500 2    4,514,100
International Speedway Corp.             123,800      4,840,580
Isle Capri Casinos, Inc.*                513,900      6,875,982
Jack in the Box, Inc.*                   142,700      3,929,958
Jakks Pacific, Inc.*                     305,500      5,789,225
John Wiley & Sons, Inc.                  369,200      8,502,676
Journal Register Co.*                    431,500      9,078,760
Krispy Kreme Doughnuts, Inc.*            312,700 2   13,821,340
Lamar Advertising Co., Class A*          198,700      8,412,958
Mediacom Communications Corp.*           646,500     11,805,090
Midway Games, Inc.*                      402,000      6,034,020
Monaco Coach Corp.*                      389,600      8,520,552
MTR Gaming Group, Inc.*                  357,500 2    5,720,000
O'Charley's, Inc.*                        46,700      8,268,417
P.F. Chang's China Bistro Inc.*          175,500 2    8,301,150
Penn National Gaming, Inc.*              143,000      4,338,620
Phillips-Van Heusen Corp.                198,700      2,165,830
Pier 1 Imports, Inc.                     390,900      6,778,206
Polaris Industries, Inc.                  91,100      5,261,025
Pomeroy Computer Resources, Inc.*        259,600      3,504,600
Regent Communications, Inc.*             462,300      3,120,525
Rent-A-Center, Inc.*                     126,800      4,256,676
Ross Stores, Inc.                        390,000     12,511,200
Ruby Tuesday, Inc.                       555,900     11,468,217
Saga Communications, Inc.,
 Class A*                                624,825     12,933,877
Saks, Inc.*                            1,023,000      9,554,820
Salem Communications Corp.,
 Class A*                                526,300     12,104,900
School Specialty, Inc.*                  305,000 2    6,978,400
Station Casinos, Inc.*                   599,050 2    6,703,370
TJX Cos., Inc.                            80,000      3,188,800
Too, Inc.*                               165,200      4,543,000
Toro Co. (The)                            14,700        656,846
Trans World Entertainment Corp.*         358,900 2    2,727,640
Tweeter Home Entertainment
 Group, Inc.*                            176,400      5,115,600
United Rentals, Inc.*                    296,700      6,735,090
WMS Industries, Inc.*                     90,000      1,800,000
  TOTAL CONSUMER DISCRETIONARY                                     420,700,322
CONSUMER STAPLES - 2.3%
Del Monte Foods Co.*                     626,700      5,333,217
Delta and Pine Land Co.                  390,300      8,832,489
Duane Reade, Inc.*                       289,200      8,777,220
Hain Celestial Group, Inc.*              253,500      6,961,110
Pathmark Stores, Inc.*                   386,000      9,518,760
Whole Foods Market, Inc.*                295,200 2   12,858,912
	TOTAL CONSUMER STAPLES                                       52,281,708
ENERGY - 2.0%
Berry Petroleum Co., Class A             466,200      7,319,340
Cabot Oil & Gas Corp.                    150,200      3,612,310
Chiles Offshore, Inc.*                    80,900      1,609,101
Hanover Compressor Co.*                  152,400      3,849,624
Houston Exploration Co., The*            118,100      3,965,798
Phillips Petroleum Co.                    60,000      3,615,600
Pogo Producing Co.                       484,200     12,719,934
Remington Oil & Gas Corp.*               245,000      4,238,500
Vintage Petroleum, Inc.                  320,300      4,628,335
  TOTAL ENERGY                                                     45,558,542
FINANCIALS - 11.4%
Alabama National BanCorp.                 64,400      2,170,924
Allied Capital Corp.                     752,265     19,558,890
AMB Property Corp.                       189,000      4,914,000
Banknorth Group, Inc.                    355,482      8,005,454
Banner Corp.                             210,540      3,560,231
Brandywine Realty Trust                  221,700      4,671,219
Brown & Brown, Inc.                      255,000      6,961,500
Cadiz Inc.*                              661,500 2    5,305,230
Cash America International, Inc.         758,900      6,450,650
Charter One Financial, Inc.              217,092      5,894,048
Chateau Communities, Inc.                322,029      9,628,667
Chittenden Corp.                         396,500     10,943,400
Commerce Bancshares, Inc.                196,460      7,659,975
CVB Financial Corp.                       88,100      2,061,540
Delphi Financial Group, Inc.             179,300      5,970,690
Downey Financial Corp.                   390,880     16,123,800
East West Bancorp, Inc.                  163,500      4,210,125
Equity Inns, Inc.                        600,200      3,973,324
First Industrial Realty Trust, Inc.      237,400      7,383,140
FleetBoston Financial Corp.               72,758      2,655,667
Golden State Bancorp, Inc.               200,200      5,235,230
Harbor Florida Bancshares, Inc.          224,900      3,823,300
HCC Insurance Holdings, Inc.             161,400      4,446,570
Hibernia Corp.                           866,500     15,415,035
Hilb, Rogal & Hamilton Co.               128,000      7,174,400
IPC Holdings, Ltd.                        56,200      1,663,520
iStar Financial, Inc.                    238,500      5,950,575
National Western Life Insurance
 Co., Class A*                            12,000      1,334,400
Old Republic International Corp.         325,600      9,120,056
People's Bank                             48,200      1,024,732
Raymond James Financial, Inc.            192,000      6,819,840
Reinsurance Group of America             242,100      8,057,088
Riverview Bancorp, Inc.                  100,000      1,215,000
Seacoast Financial Services Corp.        327,500      5,616,625
Selective Insurance Group, Inc.          154,535      3,358,046
St. Joe Co., The                         111,500      3,094,125
Sterling Financial Corp.*                215,622      3,137,300
Summit Properties, Inc.                  186,200      4,658,724
Timberland Bancorp, Inc.                  95,400      1,478,700
Town & Country Trust                      85,800      1,793,220

The accompanying notes are an integral part of these financial statements
                             39

Universal American
 Financial Corp.*                        426,400      2,895,256
Universal Health Realty
 Income Trust                            153,500      3,607,250
US Bancorp                               129,719      2,715,019
Ventas, Inc.                             431,400      4,961,100
Washington Mutual, Inc.                   50,625      1,655,438
Waypoint Financial Corp.                 289,600      4,367,168
Webster Financial Corp.                  279,800      8,822,094
  TOTAL FINANCIALS                                                261,542,285
HEALTH CARE - 13.0%
1-800 CONTACTS, Inc.*                    106,100 2    1,319,884
Albany Molecular Research, Inc.*         348,000      9,218,520
American Healthways, Inc.*               214,650      6,855,921
AMERIGROUP Corp.*	                       153,300      3,341,940
Anthem, Inc.*                            133,200      6,593,400
Apria Healthcare Group, Inc.*            178,800      4,468,212
Arena Pharmaceuticals, Inc.*             183,600      2,208,708
Arthrocare Corp.*                        394,500      7,073,385
Biosite Diagnostics, Inc.*               266,100 2    4,888,257
Cardinal Health, Inc.                    164,842     10,658,684
Cholestech Corp.*                         79,400 2    1,572,914
CIMA Labs, Inc.*                         185,600      6,709,440
Community Health Systems, Inc.*          360,000      9,180,000
CuraGen Corp.*                            67,200      1,503,264
Cytyc Corp.*                             305,000      7,960,500
Exact Sciences Corp.*                     96,500        990,090
Exelixis, Inc.*                          253,800 2    4,218,156
First Horizon Pharmaceutical Corp.*      161,400      4,743,546
Gene Logic, Inc.*                        736,900     13,883,196
Harvard Bioscience, Inc.*                611,900      6,082,286
HEALTHSOUTH Corp.*                     1,598,700     23,692,734
Impath, Inc.*                            240,900     10,722,459
Integra LifeSciences Holdings*           123,900 2    3,263,526
Invacare Corp.                           120,500      4,062,055
Invitrogen Corp.*                        116,800      7,233,424
MedCath Corp.*                           324,000      5,436,720
Medicis Pharmaceutical Corp.*             71,800      4,637,562
Molecular Devices Corp.*                 164,000      3,422,680
Myriad Genetics, Inc.*                   180,100      9,480,464
National Dentex Corp.*                   118,300      2,860,494
Novavax, Inc.*                           238,500      3,362,850
Noven Pharmaceuticals, Inc.*             186,300      3,306,825
Orthodontic Centers
  of America, Inc.*                      525,442     16,025,981
Owens & Minor, Inc. Holding Co.          213,300      3,946,050
PDI, Inc.*                               118,200      2,638,224
Pediatrix Medical Group, Inc.*           130,200      4,416,384
Pharmaceutical Product
 Development, Inc.*                      101,700      3,285,927
Priority Healthcare Corp., Class B*      229,122      8,062,803
Province Healthcare Co.*                  74,700      2,305,242
Quidel Corp.*                            239,300      1,840,217
Renal Care Group, Inc.*                  330,625     10,613,063
Stewart Enterprises, Inc.*               717,500      4,297,825
SurModics, Inc.*                         217,500 2    7,930,050
Therasense, Inc.*                         78,400 2    1,944,320
Triad Hospitals, Inc.*                   632,464     18,562,818
Trigon Healthcare, Inc.*                  56,400      3,916,980
Unilab Corp.*                             11,300        283,630
Universal Health Services,
  Inc., Class B*                         120,000      5,133,600
ViroPharma, Inc.*                         65,600      1,505,520
Zoll Medical Corp.*                      165,800      6,456,252
  TOTAL HEALTH CARE                                                 298,116,982
INDUSTRIALS - 20.1%
AAR Corp.                                259,200      2,335,392
ABM Industries, Inc.                     334,500     10,486,575
Airborne, Inc.                           418,200      6,201,906
Albany International Corp.               275,700      5,982,690
Alliant Techsystems, Inc.*                63,500      4,902,200
Allied Waste Industries, Inc.*           734,025     10,320,392
Armor Holdings, Inc.*                    175,400      4,734,046
Axsys Technologies, Inc.*                466,000      4,660,000
Baker, Michael Corp.*                    313,800      4,769,760
C&D Technologies, Inc.                   572,700     13,086,195
Career Education Corp.*                  164,800      5,649,344
Casella Waste Systems Inc.,
 Class A*                                766,973     11,358,870
Central Parking Corp.                    226,800      4,454,352
Chemed Corp.                             124,400      4,217,160
CNF Transportation, Inc.                  68,100      2,284,755
Corporate Executive
 Board Co.*                              216,400      7,941,880
CoStar Group, Inc.*                      247,700      5,947,277
DiamondCluster International, Inc.*      181,000      2,371,100
DRS Technologies, Inc.*                   88,500      3,155,025
eFunds Corp.*                            335,300      4,610,375
EGL, Inc.*                               163,500      2,280,825
EMCOR Group, Inc.*                       164,500 2    7,468,300
Encompass Services Corp.*                965,122      2,798,854
Exult, Inc.*                             116,500      1,869,825
F.Y.I., Inc.*                            349,000     11,691,500
First Consulting Group, Inc.*            379,600      5,883,800
Florida East Coast Industries, Inc.       25,760        538,384
Flowserve Corp.*                         241,500      6,426,315
Healthcare Services Group, Inc.*         232,900      2,398,870
IDEX Corp.                               147,700      5,095,650
IMS Health, Inc.                       1,039,600     20,282,596
Insituform Technologies,
 Inc., Class A*                          150,300      3,844,674
Interpool, Inc.                          429,900      8,275,575
Ionics, Inc.*                            167,900      5,042,037
Iron Mountain, Inc.*                     401,060     17,566,428
ITT Educational Services, Inc.*          746,800     27,534,516
JLG Industries, Inc.                     388,600      4,138,590
Joy Global, Inc.*                        236,500      3,973,200
Kennametal, Inc.                         173,400      6,982,818
Landstar System, Inc.*                    95,000      6,888,450
Littelfuse, Inc.*                        246,800      6,476,032
Lydall, Inc.*                            234,000      2,340,000
Manpower, Inc.					46,500      1,567,515
Mobile Mini, Inc.*                       471,000     18,425,520
Moore Corp. Ltd.                         617,800      5,869,100
MSC Industrial Direct Co., Class A*      309,200      6,106,700
MSCi, Inc.*                              263,900      6,188,455
National Processing, Inc.*               291,800      9,483,500
NCO Group, Inc.*                         346,100 2    7,925,690
Oshkosh Truck Corp.                       86,300      4,207,125
Paxar Corp.*                             275,000      3,905,000
Pemstar, Inc.*                           402,400      4,828,800
Pittston Brink's Group                   669,441     14,794,646
Power-One, Inc.*                         198,300 2    2,064,303
Rayovac Corp.*                           206,200 2    3,629,120
Reliance Steel & Aluminum Co.            187,200      4,914,000
Republic Services, Inc.*                 404,800      8,083,856
Sea Containers, Ltd., Class A            137,000      1,874,160
Sea Containers, Ltd., Class B             13,890 2      186,543
Sequa Corp., Class A*                     99,600      4,732,992
Sequa Corp., Class B*                     38,300      2,049,050
Spherion Corp.*                          371,600      3,626,816
TeleTech Holdings, Inc.*                 460,500      6,598,965
Thomas & Betts Corp.                     552,400     11,683,260
Tyco International, Ltd.                 174,246     10,263,088
United Parcel Service, Inc., Class B      58,720      3,200,240
United Stationers, Inc.*                 210,300      7,076,595
Volt Information Sciences, Inc.*          69,350      1,185,885
Waste Connections, Inc.*                 295,300     29,151,347
Waste Holdings, Inc.*                    454,500      2,863,350
Watsco, Inc.                             362,500      5,147,500
Werner Enterprises, Inc.                 379,100      9,212,130
Wilson Greatbatch

The accompanying notes are an integral part of these financial statements

                           40

 Technologies, Inc.*                      48,800      1,761,680
	TOTAL INDUSTRIALS                                           461,873,464
INFORMATION TECHNOLOGY - 22.3%
Actuate Software Corp.*                  172,900 2      911,183
Adept Technology, Inc.*                  200,000 2      800,000
Advanced Digital
 Information, Corp.*                     230,260      3,693,370
Advent Software, Inc.*                   184,700      9,225,765
Alloy, Inc.*                             182,400      3,927,072
Alpha Industries, Inc.*                  821,500     17,908,700
American Management
 Systems, Inc.*                          404,800      7,318,784
Anaren Microwave, Inc.*                1,150,100     19,919,732
ASM International N.V.*                  330,500 2    6,448,055
Aspen Technology, Inc.*                  247,900 2    4,164,720
ATMI, Inc.*                              316,000      7,536,600
Avaya, Inc.*                             374,000      4,544,100
AXT, Inc.*                               115,500      1,666,665
Cabot Microelectronics Corp.*             59,000 2    4,675,750
Caminus Corp.*                           300,100 2    6,902,300
Centra Software, Inc.*                   424,700      3,397,600
Cerner Corp.*                            145,300      7,254,829
Checkpoint Systems, Inc.*                359,900      4,822,660
Cognex Corp.*                            159,900      4,095,039
Conexant Systems, Inc.*                  419,000      6,016,840
Cymer, Inc.*                             206,600      5,522,418
Documentum, Inc.*                        351,700      7,638,924
DuPont Photomasks, Inc.*                 276,500     12,013,925
Eclipsys Corp.*                          314,800      5,272,900
Elantec Semiconductor, Inc.*             329,100     12,637,440
Emulex Corp.*                            177,500      7,013,025
Exar Corp.*                              257,400      5,366,790
Extreme Networks, Inc.*                  408,300      5,267,070
Fairchild Semiconductor
 International Corp., Class A *          480,200     13,541,640
FEI Co.*                                 178,500      5,624,535
Forrester Research, Inc.*                 72,500      1,460,150
Infocrossing, Inc.*                       79,900        485,792
International Rectifier Corp.*           141,300      4,928,544
Keithley Instruments, Inc.                79,400      1,341,860
KEMET Corp.*                             277,300      4,922,075
Lightpath Technologies, Inc.*            596,900 2    2,118,995
LSI Industries, Inc.                     275,500      4,793,700
LTX Corp.*                               246,900      5,170,086
Manhattan Associates, Inc.*              218,200      6,360,530
Manugistics Group, Inc.*                 192,800      4,064,224
Mapinfo Corp.*                           161,100      2,527,659
Marvell Technology Group Ltd.*           144,600      5,179,572
Mercury Interactive Corp.*               182,600 2    6,204,748
Mettler-Toledo International, Inc.*       80,400      4,168,740
Micrel, Inc.*                            121,600      3,189,568
Micromuse, Inc.*                         184,400      2,766,000
Microsemi Corp.*                         240,800      7,151,760
Mocrotune, Inc.*                         155,600      3,650,376
MSC Software Corp.*                      213,200      3,325,920
Netopia, Inc.*                           270,100      1,499,055
Newport Corp.                            114,100      2,199,848
Parametric Technology Corp.*           1,100,200      8,592,562
Park Electrochemical Corp.               136,900      3,614,160
PC-Tel, Inc.*                            214,500      2,082,795
Pericom Semiconductor Corp.*              83,700      1,213,650
Photon Dynamics, Inc.*                    81,700      3,729,605
PLATO Learning, Inc.*                    244,033      4,053,388
Polycom, Inc.*                           367,600 2   12,645,440
Power Integrations, Inc.*                128,900      2,944,076
Powerwave Technologies, Inc.*            935,700 2   16,168,896
Precise Software Solutions, Ltd.*        267,100 2    5,518,286
Presstek, Inc.*                          767,000 2    7,033,390
Primus Knowledge Solutions, Inc. *       233,200        195,888
Puma Technology, Inc.*                   373,600        963,888
RadiSys Corp.*                           174,900      3,438,534
Rational Software Corp.*                 113,000      2,203,500
Retek, Inc.*                             238,400 2    7,121,008
Reynolds & Reynolds Co.,
 Class A, The                            150,000      3,637,500
RF Micro Devices, Inc.*                  293,200 2    5,638,236
Riverstone Networks, Inc.*             1,056,606 2   17,539,660
Rogers Corp.*                            153,400      4,648,020
Saba Software, Inc.*                     204,800 2    1,069,056
Sanchez Computer
 Associates, Inc.*                       538,400      4,603,320
Sandisk Corp.*                           146,400 2    2,108,160
SBA Communcations Corp.*               1,817,900 2   23,669,058
ScanSource, Inc.*                         15,100        718,760
Silicon Storage Technology, Inc.*        402,300      3,878,172
Simplex Solutions, Inc.*                 168,700      2,791,985
SmartForce PLC, Sponsored ADR*           432,000     10,692,000
Spectrasite Holdings, Inc.*              858,300 2    3,081,297
Stellent, Inc.*                          163,300      4,827,148
Synopsys, Inc.*                          215,000     12,700,050
Take-Two Interactive
 Software, Inc.*                         443,100 2    7,164,927
Teledyne Technologies, Inc.*              10,219        166,468
Therma-Wave, Inc.*                        59,900        893,708
Tier Technologies, Inc., Class B*        130,400      2,811,424
Tollgrade Communications, Inc.*          249,800      8,330,830
TriQuint Semiconductor, Inc.*             85,500      1,048,230
Ultratech Stepper, Inc.*                 197,200      3,257,744
Vishay Intertechnology, Inc.*            250,000      4,875,000
Websense, Inc.*                          119,800      3,841,986
Zarlink Semiconductor, Inc.*             639,800      7,197,750
ZYGO Corp.*                              451,200      7,174,080
  TOTAL INFORMATION TECHNOLOGY                                      512,521,268
MATERIALS - 0.4%
Agrium, Inc.                             165,500 2    1,754,300
Allegheny Technologies, Inc.              35,769        599,131
Scotts Co. (The)-Class A*                131,200      6,245,120
  TOTAL MATERIALS                                                     8,598,551
TELECOMMUNICATION SERVICES - 1.9%
Commonwealth Telephone
 Enterprises, Inc.*                      186,700 2    8,494,850
Dobson Communications Corp.*             853,100      7,285,474
General Communication,
 Inc., Class A*                          400,000      3,412,000
Metro One
 Telecommunications, Inc.*               108,000      3,267,000
NTELOS, Inc.*                            280,800 2    4,349,592
Price Communications Corp.*              483,340      9,226,961
Rural Cellular Corp., Class A*           329,200      7,324,700
  TOTAL TELECOMMUNICATION SERVICES                                  43,360,577
UTILITIES - 0.5%
El Paso Electric Co.*                    808,900     11,729,050
TOTAL COMMON STOCKS (cost $1,876,875,595)                        2,116,282,749
OTHER INVESTMENT COMPANIES - 9.1%
AIM Liquid Asset Portfolio, 6.50%*	  34,862,450     34,862,450
Calvert Cash Reserves
  Institutional Prime Fund, 6.47%*     5,596,622      5,596,622
CitiFunds Institutional
  Liquid Reserves, 6.53%*              3,528,247      3,528,247
Harris Insight Money
 Market Fund, 6.400%*                 18,433,783     18,433,783
JPMorgan Prime Money Market
 Fund, Institutional Class
 Shares, 2.12%                       146,386,802    146,386,802

   The accompanying notes are an integral part of these financial statements
                           41

TOTAL OTHER INVESTMENT COMPANIES
  (cost $208,807,904)                                              208,807,904
TOTAL INVESTMENTS - 101.3%
  (cost $2,085,683,499)                                          2,325,090,653
Other Assets, less Liabilities - (1.3%)                            (29,856,633)
Net Assets - 100.0%                                              2,295,234,020

The accompanying notes are an integral part of these financial statements



See Notes to Schedules of Portfolio Investments on page 53.

                          MANAGERS INTERNATIONAL EQUITY FUND
                                  DECEMBER 31, 2001

--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS

SECURITY DESCRIPTION                        SHARES          VALUE        TOTAL
--------------------------------------------------------------------------------
COMMON STOCKS - 94.2%
CONSUMER DISCRETIONARY - 14.0%
Airtours PLC (United Kingdom)               413,600        1,503,228
Arcadia Group PLC (United Kingdom)*         596,200        2,253,563
British Sky Broadcasting Group
   PLC (United Kingdom)*                    267,300        2,937,820
EMI Group PLC (United Kingdom)              590,300        3,063,694
Eniro AB (Sweden)*                          136,600          980,101
Great Universal Stores PLC
 (United Kingdom)                           320,460        3,004,955
Havas Advertising SA (France)*              251,300        1,818,638
Karstadtquelle AG (Germany)*                161,198        6,370,975
Kingfisher PLC (United Kingdom)             329,500        1,920,897
Koninklijke (Royal) Philips
  Electronics NV (Netherlands)*             190,363        5,656,296
Lagardere S.C.A. (France)*                   63,800        2,669,204
Lawson, Inc. (Japan)*                        94,200        2,696,359
Matsushita Electric Ind. (Japan)*           106,000        1,361,713
Medion AG (Germany)*                         34,700        1,402,016
Metro AG  (Germany)*                        114,900        4,075,788
Nissan Motor Co., Ltd.  (Japan)*            483,000        2,562,285
Promotora de Informaciones
  S.A. (Spain)*                             103,500          967,371
Reuters Group PLC
  (United Kingdom)                          286,401        2,831,313
Six Continents PLC
 (United Kingdom)                           203,290        2,009,691
Sony Corp.  (Japan)*                        127,100        5,811,228
Thomson Multimedia (France)*                163,000        5,005,759
Toyota Motor Corp. (Japan)*                 200,500        5,080,986
Vendex KBB N.V. (Netherlands)*              171,100        1,946,454
Vivendi Universal (France)*                 115,718        6,334,893
VNU NV (Netherlands)*                        68,200        2,095,041
Wolters Kluwer NV (Netherlands)*             85,550        1,949,500
   TOTAL CONSUMER DISCRETIONARY                                       78,309,768

CONSUMER STAPLES - 6.6%
Cadbury Schweppes PLC
   (United Kingdom)                         418,586        2,665,405
Coca-Cola Amatil, Ltd. (Australia)          196,000          600,030
Cott Corp. (Canada)*                         57,200          916,033
Diageo PLC  (United Kingdom)                650,076        7,418,877
Heineken NV  (Netherlands)*                  77,037        2,920,588
Interbrew (Belgium)*                         73,900        2,022,799
Koninklijke Ahold (Netherlands)*            316,877        9,217,986
Koninklijke Wessanen NV
   (Netherlands)*                           178,920        1,592,657
Parmalat Finanziaria SPA (Italy)*         1,805,416        4,869,487
Pernod-Ricard SA (France)*                   12,900          999,015
Remy Cointreau SA (France)*                  17,200          380,774
Southcorp, Ltd. (Australia)                 347,800        1,344,062
Tesco PLC (United Kingdom)                  512,900        1,856,677
   TOTAL CONSUMER STAPLES                                             36,804,390

ENERGY - 6.7%
Alberta Energy Co., Ltd. (Canada)            14,700          555,485
BP Amoco PLC (United Kingdom)               495,900        3,849,814
CNOOC, Ltd. (Hong Kong)                   4,163,000        3,923,959
ENI SpA (Italy)*                            391,400        4,905,539
Royal Dutch Petroleum Co.
   (Netherlands)*                            67,700        3,428,974
Shell Transport & Trading Co.,
   registered shares (United Kingdom)       446,575        3,064,367
Statoil ASA (Norway)*                       132,000          904,351
Talisman Energy Inc. (Canada)               249,000        9,460,843
Total Fina SA (France)*                      52,597        7,509,804
   TOTAL ENERGY                                                       37,603,136

FINANCIALS - 18.9%
ABN AMRO Holding NV
   (Netherlands)*                           276,700        4,455,649
ACOM Co., Ltd. (Japan)*                      15,700        1,144,455
Alleanza Assicurazioni (Italy)*             177,680        1,953,299
Allianz AG, (Vinkuliert) (Germany)*           7,795        1,845,700
Allied Irish Banks PLC (Ireland)            117,500        1,359,704
AWD Holding AG (Germany)*                     1,200           28,841
Axa (France)*                               153,140        3,199,374
Baloise Holding, Ltd. (Switzerland)*         43,200        3,982,646
Bank of East Asia, Ltd.
   (Hong Kong)                              680,000        1,465,038
Bank of Ireland (Ireland)                    93,300          865,392
Banque Nationale de Paris (France)*          96,300        8,615,007
Bayerische Vereinsbank AG
   (Germany)*                                55,700        1,701,632
Converium Holding AG (Switzerland)*          11,800          573,789
Daiwa Securities Co., Ltd. (Japan)*         169,000          888,795
DBS Group Holdings, Ltd.
   (Singapore)                              128,000          956,621
Fortis, Inc. (Netherlands)*                 159,700        4,136,768
HSBC Holdings PLC (United Kingdom)          465,883        5,459,040
ING Groep NV (Netherlands)*                 230,300        5,871,245
ING Groep NV-Sponsored ADR (Netherlands)     11,500          293,252
Investor AB (Sweden)*                       306,800        3,360,624
Istituto Bancario San Paolo
   di Torino  (Italy)*                      275,800        2,958,316
Kookmin Bank (South Korea)*                  91,374        3,477,589
Manulife Financial Corp (Canada)            103,900        2,714,463
Mediobanca SpA (Italy)*                     173,300        1,940,629
Mitsubishi Estate Co., Ltd.  (Japan)*       306,000        2,239,936
Mitsui Fudosan Co., Ltd.  (Japan)*          294,000        2,244,104
Munchener Rueckvericherungs
   -Gesellschaft, registered shares
   (Germany)*                                22,541        6,118,783
Nikko Securities Co., Ltd., The
   (Japan)*                                 747,000        3,335,585
Nomura Securities Co., Ltd.,
   The (Japan)*                             124,000        1,590,108
Orix Corp., Ltd.  (Japan)*                   22,260        1,994,752
Oversea-Chinese Banking Corp.,
  Ltd. (Singapore)                          301,300        1,794,909
Royal & Sun Alliance Insurance
   Group PLC (United Kingdom)               879,710        5,048,543
Sumitomo Trust and Banking Co.
   (Japan)*                                 427,000        1,733,944
Swiss Re-registered shares
   (Switzerland)*                            66,936        6,735,546
Takefuji Corp. (Japan)*                      15,200        1,099,886
UBS AG (Switzerland)*                        51,900        2,620,644
United Overseas Bank, Ltd.
   (Singapore)                              268,608        1,847,453
Zurich Financial Services AG
   (Switzerland)*                            18,700        4,388,799
   TOTAL FINANCIALS                                                  106,040,860

HEALTH CARE - 9.6%
Card Guard AG-registered
   shares (Switzerland)*                     16,500          641,766
Chugai Pharmaceutical Co.,
   Ltd. (Japan)*                            141,000        1,634,829
Daiichi Pharmaceutical Co.,
   Ltd. (Japan)*                            165,000        3,211,587
Elan Corp. PLC-Sponsored ADR
   (Ireland)*                               191,000        8,606,460
Fresenius AG, Preferred (Germany)*           14,500        1,178,425
Getinge Industrier AB-
   B Shares (Sweden)*                        42,000          691,093

                                               43

GlaxoSmithKline PLC
   (United Kingdom)                         212,841        5,331,445
Novartis AG (Switzerland)*                  191,720        6,931,309
QLT, Inc. (Canada)*                          89,500        2,276,424
Roche Holdings AG  (Switzerland)*            73,828        5,271,522
Sankyo Co., Ltd.  (Japan)*                   82,000        1,405,160
Schering AG  (Germany)*                     157,679        8,365,336
Serono SA  (Switzerland)*                       700          611,171
Stada Arzneimittel AG (Germany)*             31,800        1,103,964
Takeda Chemical Industries, Ltd.
   (Japan)*                                  35,000        1,584,230
UCB SA (Belgium)*                            62,900        2,545,885
Yamanouchi Pharmaceutical Co.,
   Ltd.  (Japan)*                            82,000        2,165,636
   TOTAL HEALTH CARE                                                  53,556,242

INDUSTRIALS - 6.1%
ABB, Ltd. (Switzerland)*                    177,112        1,707,515
BAA PLC (United Kingdom)                    151,200        1,210,078
British Aerospace PLC
   (United Kingdom)                         395,004        1,777,324
Canadian National Railway Co.
   (Canada)                                  92,300        4,456,244
Compagnie De Saint-Gobain
   (France)*                                 30,619        4,619,808
Deutsche Lufthansa AG (Germany)*             60,959          804,715
Deutsche Post AG  (Germany)*                 77,831        1,038,526
Draka Holding N.V. (Netherlands)*            25,245          887,638
East Japan Railway Co. (Japan)*                 527        2,546,302
Eurotunnel SA (France)*                   1,057,188        1,063,393
FANUC, Ltd. (Japan)*                         26,800        1,141,470
Fomento de Construcciones Y
   Contratas SA (Spain)*                     56,600        1,171,393
Fraport AG (Germany)*                        33,600          792,590
Grupo Dragados SA (Spain)*                   46,900          627,473
Heidelberger Druckmaschinen AG
(Germany)*                                   22,231          840,040
Hutchison Whampoa, Ltd.
   (Hong Kong)                              198,000        1,917,091
Kvaerner ASA (Norway)*                      760,000          732,349
Linde AG (Germany)*                          22,200          899,141
MAN AG (Germany)*                            93,035        1,966,859
Mitsui & Co., Ltd. (Japan)*                  72,000          356,675
Railtrack Group PLC
   (United Kingdom)*                        458,527                0
Recoletos Compania Editorial SA
   (Spain)*                                 149,100          649,008
SANIX, Inc. (Japan)*                         13,500          506,984
Vinci SA (France)*                           41,441        2,429,122
   TOTAL INDUSTRIALS                                                  34,141,738

INFORMATION TECHNOLOGY - 4.9%
Alcatel (France)*                           225,700        3,857,412
Amdocs, Ltd. (United States)*                53,000        1,800,410
Canon Inc.  (Japan)*                        143,000        4,922,754
Cap Gemini SA (France)*                      23,100        1,667,616
Hitachi, Ltd. (Japan)*                      608,000        4,455,233
Jenoptik AG (Germany)*                       95,600        1,821,105
Logica PLC (United Kingdom)                  86,200          802,032
Misys PLC (United Kingdom)                  121,400          573,596
Samsung Electronics (South Korea)            12,900        2,750,554
STMicroelectronics NV (France)*              42,805        1,373,609
Thiel Logistik AG (Luxembourg)*             109,100        2,146,250
Toshiba Corp.  (Japan)*                     223,000          765,972
Yahoo Japan Corp. (Japan)*                       26          809,709
   TOTAL INFORMATION TECHNOLOGY                                       27,746,252

MATERIALS - 12.5%
Akzo Nobel NV (Netherlands)*                122,600        5,472,990
Alcan Aluminium, Ltd. (Canada)               51,010        1,830,824
Anglo American Platinum Corp.,
 Ltd., ADR (South Africa)*                   45,376        1,690,206
Aracruz Celulose SA,
   Sponsored ADR (Brazil)                    80,800        1,468,944
Aventis SA (France)*                         55,350        3,860,290
Barrick Gold Corp. (Canada)                  55,800          891,861
BASF AG (Germany)*                           98,427        3,657,918
Bayer AG (Germany)*                         113,320        3,611,211
BOC Group PLC (United Kingdom)              306,466        4,722,724
Broken Hill Proprietary Co.,
   Ltd. (Australia)                       1,243,100        6,680,949
Cemex SA de CV,
   Sponsored ADR (Mexico)                    38,500          950,950
Companhia Vale do Rio Doce,
   Sponsored ADR  (Brazil)                   48,800        1,134,195
Compania de Minas Buenaventura
 SA-Sponsored ADR (Peru)                     48,800          977,835
CRH PLC (Ireland)                           100,400        1,772,228
Gold Fields, Ltd. (South Africa             645,300        3,093,351
Impala Platinum Holdings, ADR
   (South Africa)*                           42,800        2,006,734
Kymmene OY  (Finland)*                      113,140        3,751,507
Lafarge SA  (France)*                         7,926          740,104
Pechiney SA-A Shares (France)*               40,438        2,084,162
Placer Dome, Inc. (Canada)                  127,800        1,396,546
Potash Corp. of Saskatchewan,
   Inc. (Canada)                              6,200          380,262
Rio Tinto PLC (United Kingdom               213,510        4,084,872
Shin-Etsu Chemical Co., Ltd. (Japan)*        59,000        2,121,136
Stillwater Mining Co.
   (United States)*                          94,300        1,744,550
Syngenta AG (Switzerland)*                   39,531        2,048,485
Teijin, Ltd.  (Japan)*                      697,000        2,676,063
Usinor SA (France)*                         142,400        1,780,941
WMC, Ltd.  (Australia)                      735,000        3,601,457
   TOTAL MATERIALS                                                   70,233,295

TELECOMMUNICATION SERVICES - 8.2%
BCE, Inc. (Canada)                          115,097        2,602,928
BT Group PLC (United Kingdom)               512,100        1,883,561
China Mobile (Hong Kong), Ltd.
   (Hong Kong)*                             907,000        3,192,863
DDI Corp. (Japan)*                            1,178        2,202,962
Koninklijke KPN NV (Netherlands)*           676,100        3,436,452
Korea Telecom (South Korea)*                191,900        3,901,327
Libertel NV (Netherlands)*                  106,400          978,375
mm02 PLC (United Kingdom)*                1,414,200        1,778,408
NTT Mobile Communication
   Network, Inc. (Japan)*                       298        3,502,939
ORANGE SA (France)*                         490,200        4,442,059
Portugal Telecom SA (Portugal)*             308,550        2,403,238
SK Telecom Co., Ltd. (South Korea)*           7,600        1,556,592
Tele Danmark A/S (Denmark)*                  39,500        1,407,032
Telecom Italia SpA (Italy)*                 509,500        4,353,902
Telefonica SA (Spain)*                      352,670        4,718,357
Vodafone Group PLC
   (United Kingdom)                       1,392,502        3,638,891
   TOTAL TELECOMMUNICATION SERVICES                                  45,999,886

UTILITIES - 6.7%
Centrica PLC (United Kingdom)               617,000        1,991,326
CLP Holdings Ltd. (Hong Kong)               412,000        1,571,864
E.ON AG (Germany)*                          170,993        8,855,545
Endesa SA  (Spain)*                         287,000        4,488,662
Hong Kong Electric Co.
   (Hong Kong)                              629,000        2,339,264
Korea Electric Power (KEP) Corp.
   (South Korea)*                           116,900        1,938,655
National Grid Group PLC
   (United Kingdom)                         599,144        3,728,030
RWE AG (NEU) (Germany)*                       4,924          184,967
Scottish Power PLC
   (United Kingdom)                         339,215        1,873,972

                                          44

Suez AG (France)*                           355,375       10,755,462
   TOTAL UTILITIES
37,727,747
TOTAL COMMON STOCKS
   (cost $552,050,072)
528,163,314

BONDS AND NOTES - 2.1%
Germany Government, 5.000%,
   2/17/06 (Germany)*                     9,500,000        8,672,488
USTN, 5.250%, 5/15/04
   (United States)*                       3,100,000        3,232,246
TOTAL BONDS AND NOTES
   (cost $12,085,443)
11,904,734

OTHER INVESTMENT COMPANIES - 3.4%
JPMorgan Prime Money Market
   Fund, Institutional Class Shares,
   2.09%1 (cost $19,037,722)             19,037,722       19,037,722
TOTAL INVESTMENTS - 99.7%
   (cost $583,173,237)                                              559,105,770
OTHER ASSETS, LESS LIABILITIES - 0.3%                                 1,496,531
NET ASSETS - 100.0%                                                 560,602,301

See Notes to Schedules of Portfolio Investments on page 55.

            MANAGERS EMERGING MARKETS EQUITY FUND
                       December 31, 2001
-------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS

  SECURITY DESCRIPTION                     SHARES        VALUE           TOTAL
--------------------------------------------------------------------------------
COMMON STOCKS - 99.2%
CONSUMER DISCRETIONARY - 8.0%
Consorcio Ara SA de CV (Mexico)*           182,000       323,012
Grupo Televisa SA,
 Sponsored GDR  (Mexico)*                    8,470       365,735
Li & Fung, Ltd. (Hong Kong)	           243,000       272,675
Vestel Electronic Sanayi
 ve Ticaret AS (Turkey)*               100,000,000       253,859
	TOTAL CONSUMER DISCRETIONARY                                    1,215,281
CONSUMER STAPLES - 5.0%
Coca-Cola Femsa, S.A. de C.V.,
 ADR (Mexico)                               13,800       276,966
Companhia de Bebidas das
 Americas (Ambev) (Brazil)*                 14,750       299,278
PT Indofood Sukses Makmur
 Tbk (Indonesia)*                        3,000,000       180,288
	TOTAL CONSUMER STAPLES
756,532
ENERGY - 2.1%
YUKOS Corp., ADR (Russia)*	4,100
321,424
FINANCIALS - 23.9%
Chinatrust Commmercial
 Bank (Taiwan)                             456,348       274,199
Credicorp, Ltd. (Peru)                      25,600       224,000
Grupo Financiero Bancomer
 SA de CV (Mexico)*                        320,000       291,830
ICICI LTD (India)*                          38,600       230,828
Kookmin Bank, Sponsored
 ADR (South Korea)*                         10,258       399,021
OTP Bank Rt. (Hungary)*                      6,500       390,227
Public Bank Berhard (Malaysia)                 400           281
Samsung Securities Co., Ltd.
 (South Korea)*                              7,200       263,294
Shinhan Financial Group Co.,
 Ltd. (South Korea)*                        23,000       308,483
Sun Hung Kai Properties Ltd.
 (Hong Kong)                                34,000       274,695
Uniao de Bancos Brasileiros SA,
 (Unibanco), Sponsored
 GDR (Brazil)*                              11,800       263,140
UTI India IT Fund (India)*                  20,800       249,808
Yapi ve Kredi Bankasi AS
 (Turkey)*                             147,000,000       448,816
	TOTAL FINANCIALS
3,618,622
HEALTH CARE - 2.0%
Ranbaxy Laboratories Ltd.,
 Sponsored GDR (India)                      20,000       310,000
INDUSTRIALS - 12.1%
Barlow, Ltd.  (South Africa)                40,000       195,081
China Southern Airlines Co.,
 Ltd. (Hong Kong)*                       1,100,000       317,399
Embraer Aircraft Corp.,
 Sponsored ADR (Brazil)                     17,000       388,487
Pliva d.d., registered shares
 GDR  (Croatia)*                            33,000       341,550
Samsung Electronics, Ltd.,
GDR representing 1/2 voting shares
 (a) (South Korea)*                          3,670       418,380
Telekomunikacja Polska SA,
 Sponsored GDR  (Poland)*                   13,113        45,896
Telekomunikacja Polska SA,
 Sponsored GDR (a) (Poland)*                36,887       129,105
	TOTAL INDUSTRIALS
1,835,898
INFORMATION TECHNOLOGY - 12.9%
Ambit Microsystems Corp. (Taiwan)           87,100       401,233
Ausustek Computer, Inc. (Taiwan)            86,250       377,575
Check Point Software
 Techologies, Ltd. (Israel)*                 5,800       231,362
Hon Hai Precision Ind.  (Taiwan)            70,080       320,824
Reunert, Ltd. (South Africa)               180,000       289,621
Taiwan Semiconductor
 Manufacturing Co.  (Taiwan)*              138,566       346,911
	TOTAL INFORMATION TECHNOLOGY
1,967,526
Materials - 12.0%
Anglo American PLC
 (United Kingdom)                           20,000       302,681
Antofagasta PLC (Chile)                     50,000       384,530
Hindalco Inds.K1962, Ltd.,
 Sponsored GDR (a) (India)*                 23,000       294,400
KGHM Polska Miedz SA (Poland)               55,000       180,328
Pohang Iron & Steel Co., Ltd.
 (South Korea)*                              1,350       125,869
Pohang Iron & Steel Co.,
 Ltd.,Sponsored ADR (South Korea)            3,200        73,600
Siderca S.A.I.C. Co.,
 ADR (Argentina)*                           20,000       460,000
	TOTAL MATERIALS
1,821,408
TELECOMMUNICATION SERVICES - 15.2%
Asia Satellite Telecommunications
 Holdings, Ltd. (Hong Kong)                108,000       176,589
China Mobile (Hong Kong), Ltd.,
 Sponsored ADR (Hong Kong)*                 15,000       262,200
Egyptian Mobile Phone
 Network  (Egypt)*                          19,500       141,892
Korea Telecom (South Korea)*                11,000       223,630
Perusahaan Telekomunikasi
 Indonesia (Indonesia)                      44,000       270,767
Philippine Long Distance
 Telephone Co., Sponsored
 ADR  (Philippines)                         31,000       255,440
Shin Corp. Public Co., Ltd.
 (Thailand)*                               750,000       264,526
Telefonos de Mexico SA,
 Sponsored ADR  (Mexico)                     8,200       287,164
Telesp Celular Participacoes
 SA (Brazil)                                 7,800       293,436
Videsh Sanchar Nigam Ltd. (India)*          14,350       137,760
	TOTAL TELECOMMUNICATION SERVICES
2,313,404
UTILITIES - 6.0%
CEZ (Czech Republic)*                      128,500       278,462
Eletropaulo Metropolitana
 S.A. (Brazil)*                          8,400,000       283,575
Unified Energy Systems,
 GDR  (Russia)*                             22,500       353,925
	TOTAL UTILITIES
915,962
TOTAL COMMON STOCKS (cost $15,255,089)                              15,076,057
TOTAL INVESTMENTS - 99.2%
	(cost $15,255,089)
15,076,057
OTHER ASSETS, LESS LIABILITIES - 0.8%
125,715
NET ASSETS - 100.0%                                                 15,201,772


See Notes to Schedules of Portfolio Investments on page 55.

The accompanying notes are an integral part of these financial statements.

                              MANAGERS INTERMEDIATE BOND FUND
                                      DECEMBER 31, 2001

-------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS

                                             PRINCIPAL
SECURITY DESCRIPTION                          AMOUNT          VALUE     TOTAL
------------------------------------------------------------------------------
CORPORATE BONDS - 73.8%
ASSET BACKED - 30.9%
Advanta Mortgage Loan Trust, Series 99-2,
  Class A3, 6.440%, 05/25/29                 300,000      308,256
American Expredit Credit Account 2000-1 A,
  7.400%, 09/17/07                           350,000      377,230
Americredit Auto Receivables, Series 99-B,
  Class A4, 5.960%, 03/12/06                 350,000      359,209
Capital One Master Trust, Series 98-4,
  Class A, 5.430%, 01/15/07                  400,000      413,956
Centex Home Equity Loan Trust, Series
  2001-B, Class A3, 5.77%, 11/25/27          300,000      304,520
Chase Funding Loan Trust, Series 2001-AD1,
  Class 1A4, 5.392%, 05/25/28                700,000      682,672
Citibank Credit Card Issuance Trust,
  Series 2001-A6, 5.65%, 06/16/08            350,000      358,540
Conseco Finance, Series 2001-4, Class A4,
  7.360%, 09/01/33                           700,000      687,367
Conseco Finance, Series 2001-D, Class A4,
  5.530%, 11/15/32                           700,000      691,469
Delta Funding Home Equity Loan Trust,
  Series 98-2, Class A3F, 6.240%, 05/15/25   263,772      269,960
EQCC Home Equity Loan Trust, Series 1997-1,
  Class A7, FGIC insured, 7.120%, 05/15/28   269,374      281,766
Household Automotive Trust, Series 2001-1,
  Class A4, 5.570%, 11/19/07                 200,000      206,340
IMC Home Equity Loan Trust, Series 97-3,
  Class A5, 7.140%, 09/20/23                 207,157      209,846
Indymac Manufactured Housing Contract,
  Series 98-2, Class A2, 6.170%, 12/25/11    205,395      208,640
Nationslink Funding Corporation, Series
  1998-2, Class A1, 6.001%, 11/20/07         398,047      409,240
Residential Funding Mortgage Securities II,
  Series-HI2, Class AI3, 7.90%, 02/25/15      75,000       77,548
Vanderbilt Mortgage Finance, Series 98-B,
  Class 1A3, 6.195%, 10/07/12                200,000      205,923
Vendee Mortgage Trust, Series 2001-2,
  Class B, 11/15/14                          350,000      363,990
     Total Asset Backed
6,416,472

Finance - 18.9%
American Health Properties, Inc., 7.050%,
  01/15/02                                   200,000      200,180
Avalon Bay Communities, Senior, 6.500%,
  07/15/03                                   300,000      308,304
Capital One Bank, 6.875%, 02/01/06           500,000      487,818
Conseco Inc., 6.400%, 02/10/03               300,000      162,000
First Union Corp., 6.55%, 10/15/35           350,000      364,435
Ford Motor Credit Co.,  6.700%, 07/16/04     375,000      381,127
General Motors Acceptance Corp., 6.850%
  06/17/04                                   200,000      208,601
National City Corp, 7.200%, 05/15/05         375,000      401,899
Nisource Finance Corp., 7.50%, 11/15/03      200,000      207,729
Northern Trust Co., 7.500%, 02/11/05         375,000      407,447
Qwest Capital Funding, 7.900%, 08/15/10      500,000      508,669
Wellsford Residential Property Trust,
  9.375%, 02/01/02                           300,000      301,456
     Total Finance                                                  3,939,665

Industrials - 21.2%
Carnival Corp., 6.15%, 10/01/03              300,000      298,777
Citizens Communications, 8.500%, 05/15/06    400,000      427,740
Cox Communications, Inc., 6.150%, 08/01/034  350,000      359,989
DaimlerChrysler Auto Trust, 5.400%, 03/06/06 300,000      308,948
DaimlerChrysler NA Holding Corp., 7.40%,
  01/20/05                                   300,000      313,440
KeySpan Corporation, 6.15%, 06/01/06         200,000      204,688
Royal Caribbean Cruises, Ltd., Senior,
  8.125%, 07/28/04                           325,000      277,875
Sprint Capital Corp., 6.000%, 01/15/07 (a)   400,000      397,153
Tele-Communications-TCI Group, 8.25%,
  01/15/03                                   350,000      364,591
TRW, Inc., 6.625%, 06/01/04                  200,000      204,105
WCG Note Trust, 8.250%, 03/15/04 (a)         600,000      581,755
WMX Technologies Inc., 7.100%, 08/01/26      250,000      258,399
Worldcom, Inc., 7.875%, 05/15/03             375,000      392,049
     Total Industrials                                               4,389,509

Utilities - 2.8%
Cleveland Electric Illuminating Co.,
  7.430%, 11/01/09 (a)                        25,000       26,183
Cleveland Electric Illuminating Co.,
  9.500%, 05/15/02                           225,000      229,694
CMS Energy Corp., 8.125%, 05/15/02           100,000      100,686
Texas Utilities Electric, 8.250%, 04/01/04   200,000      214,571
     Total Utilities                                                   571,134

Total Corporate Bonds (cost $15,380,687)
15,316,780

U.S. Government Agency Obligations - 21.1%
FHLMC Gold Pool, 6.000%, 7/1/11              305,234      309,049
FNMA, 6.500%, 06/01/11                       355,488      365,370
U.S. Treasury Bond, 5.250%, 02/15/29         400,000      374,500
U.S. Treasury Notes, 5.750%, 08/15/10      3,146,000    3,300,343
U.S. Treasury Notes, 6.000%, 08/15/09         22,000       23,437
Total U.S. Government Agency Obligations
  (cost $4,732,264)                                                  4,372,699
                                          47

Other Investment Companies - 2.7%
JPMorgan Prime Money Market Fund,
  Institutional Class Shares, 2.09%1
  (cost $564,814)                            564,814      564,814

Total Investments - 97.6%
  (cost $20,317,765)                                                20,254,293
Other Assets, less Liabilities - 2.4%                                  498,001
Net Assets - 100.0%                                                 20,752,294


Security Ratings (unaudited)
The composition of long-term debt holdings as a percentage of the total value of investments in securities is as follows:

S&P's/Moody's Ratings
Gov't/AAA                   23%
AA                           2
A                           15
BBB                         22
BB                           2
B                            1
Not Rated                   35
                           100%

See Notes to Schedules of Portfolio Investments on page 55.

                      MANAGERS BOND FUND
                      December 31, 2001
-------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS


                                            PRINCIPAL
SECURITY DESCRIPTION                         AMOUNT          VALUE       TOTAL
-------------------------------------------------------------------------------
CORPORATE BONDS - 66.6%
ASSET BACKED - 2.9%
Community Program Loan Trust,
  Series 87-A, Class A4, 4.500%,
  10/01/18                                   334,152        320,786
Community Program Loan Trust,
  Series 87-A, Class A5, 4.500%,
  04/01/29                                   750,000        620,152
Nomura Asset Securities Corp.,
  Series 1998-D6, Class A3, 7.227%,
  03/17/28                                 1,000,000      1,029,505
	TOTAL ASSET BACKED
1,970,443
CONVERTIBLE BONDS - 12.6%
Analog Devices Inc., 4.750%, 10/01/05      1,150,000      1,088,188
Devon Energy Corporation, 4.900%, 08/15/08   250,000        249,063
Devon Energy Corporation, 4.950%, 08/15/08   750,000        755,625
Loews Corp., Sub., 3.125%, 09/15/07        2,935,000      2,514,708
Noram Energy, Sub., 6.000%, 03/15/12         475,000        444,125
Thermo Electron Corp., 4.250%,
  01/01/03 (a)                             1,000,000        999,200
Thermo Instrument System, 4.500%,
  10/15/03 (a)                               550,000        539,000
Thermo Terratech, Inc., Euro-dollar,
  Sub., 4.625%, 05/01/03                     450,000        443,812
Thermo Terratech, Inc., Sub., 4.625%,
  05/01/03 (a)                               456,000        446,310
Xerox Corp., Convertible, 0.570%,
  04/21/18 (a)                             1,700,000        898,875
	TOTAL CONVERTIBLE BONDS
8,378,906
FINANCE - 12.6%
Capital One Bank, 6.700%, 05/15/08           250,000        233,990
First Industrial L.P., 7.600%, 07/15/28    1,750,000      1,606,342
First Industrial L.P., Medium Term,
  7.500%, 12/01/17                         1,145,000      1,062,720
Ford Motor Credit Co., 5.800%, 01/12/09      150,000        136,498
General Motors Acceptance Corp.,
  7.500%, 12/01/06                         1,000,000        409,910
Highwoods/Forsyth L.P., Senior,
  7.500%, 04/15/98                         2,250,000      2,003,400
Keycorp Capital II, 6.875%, 03/17/29         500,000        444,346
Lehman Brothers, Inc., 6.625%, 02/15/08      500,000        509,797
Spieker Properties, Inc., 7.350%, 12/01/17   250,000        241,632
U.S. West Capital Funding Inc., 6.875%,
  07/15/28                                 1,000,000        870,650
UnumProvident Corp., 6.750%, 12/15/28      1,000,000        895,792
	TOTAL FINANCE
8,415,077
INDUSTRIALS - 37.1%
American Airlines Inc., 8.608%,
   04/01/11 (a)                              250,000        250,285
Anadarko Petroleum Corp., 7.200%, 03/15/29   750,000        756,936
APL, Ltd., 8.000%, 01/15/24                  250,000        169,402
Atlas Air, Inc., Series B, 7.680%, 01/02/14  929,763        795,208
Bausch & Lomb, Inc., 7.125%, 08/01/28        500,000        381,536
Coastal Corp., 6.950%, 06/01/28              300,000        263,506
Dell Computer Corp., 7.100%, 04/15/28        750,000        678,120
Delphi Automotive Systems, 7.125%,
  05/01/29                                 1,700,000      1,532,536
Delta Air Lines, 8.300%, 12/15/29            500,000        401,794
Ford Motor Co., 6.375%, 02/01/29           2,500,000      2,006,350
Georgia-Pacific Group, 7.250%, 6/1/28        500,000        411,405
Georgia-Pacific Corp., 7.750%, 11/15/29      925,000        801,050
Global Marine, 7.000%, 06/01/28              250,000        228,301
International Paper Co., 6.875%, 04/15/29    500,000        479,544
International Paper Co., 6.875%, 11/01/23    500,000        472,733
Kellwood Co., 7.625%, 10/15/17               250,000	 	193,575
Kmart Corp., 7.950%, 02/01/23                500,000	 	302,500
Kmart Funding Corp., 8.800%, 07/01/10        411,241	 	351,356
Lockheed Martin Corp., 7.750%, 05/01/26      250,000        269,653
Lowe's Companies, 6.875%, 02/15/28           500,000        500,222
MacMillan Bloedel, Ltd., 7.700%, 02/15/26  1,350,000      1,374,421
Motorola, Inc., 5.800%, 10/15/08             250,000        228,900
Motorola, Inc., 7.625%, 11/15/10             750,000        738,617
Motorola, Inc., 8.000%, 11/01/11 (a)         200,000        200,459
Pennzoil-Quaker State, 7.375%, 04/01/29      250,000        199,375
Petro Mexicanos, 8.625%, 12/01/23 (a)        500,000        486,250
Philip Morris Co., Inc., 7.750%, 01/15/27    850,000        878,305
Pioneer-Standard Electronics, Inc.,
  Senior, 8.500%, 08/01/06                   250,000        250,291
Pulte Corp., 7.625%, 10/15/17                500,000        449,310
Raytheon Co., 7.200%, 08/15/27             1,000,000      1,020,190
Sears Roebuck Acceptance, 6.250%, 05/01/09   550,000        536,099
Sears Roebuck Acceptance, 6.500%, 12/01/28   250,000        219,272
Sears Roebuck Acceptance, 6.875%, 10/15/17   750,000        724,170
Security Capital Group, 7.700%, 06/15/28     750,000        657,225
Sprint Capital Corp., 6.875%, 11/15/28     2,050,000      1,884,014
Time Warner Inc., 6.625%, 05/15/29           250,000        233,753

                          49


Trinet Corporate Realty Trust, Inc.,
  Senior, 7.700%, 07/15/17                   500,000        394,750
TRW, Inc., 6.650%, 01/15/28                1,000,000        842,049
TRW, Inc., 7.125%, 06/01/09                  250,000        246,662
TRW, Inc., 7.750%, 06/01/29                  750,000        719,405
Westvaco Corp., 7.000%, 08/15/23             350,000        335,958
Woolworth Corp., 8.500%, 01/15/22            570,000        474,006
WorldCom Inc, 6.950%, 08/15/28               500,000        451,804
	TOTAL INDUSTRIALS
24,791,297
UTILITIES - 1.4%
Southern Natural Gas, 7.350%, 02/15/31     1,000,000        946,467
TOTAL CORPORATE BONDS (cost $44,971,788)
44,502,190
FOREIGN CORPORATE OBLIGATIONS - 8.4%
Cerro Negro Finance, Ltd., 7.900%,
  12/01/20 (a)                         USD   500,000	      400,820
Compania De ransporte Energia, Senior,
  9.250%, 04/01/08 (a)                 USD   700,000        280,000
Empresa Nacional De Electricid,
  Yankee, 7.875%, 02/01/27             USD   250,000        215,799
International Bank Reconstruction &
  Development, 0.000%, 08/20/075           NZD 2,000,000        570,581
Korea Electric Power Corp., Yankee,
  7.400% 04/01/16                      USD   935,088        912,675
Loxley Public Co., Ltd., Yankee,
  7.500%, 4/30/08 (a)4                           USD    62,252         29,569
Magna International Inc., Yankee,
  4.875%, 02/15/05                     USD   750,000        770,625
PDVSA Finance, Ltd., Series
  98-1, 7.500%, 11/15/28 (a)           USD 1,000,000        732,500
PDVSA Finance, Ltd., Series 98-1,
  7.400%, 08/15/16 (a)                 USD   300,000        243,000
Samsung Electronics Ltd., Sinking Fund,
  7.700%, 10/01/27 (a)                 USD   500,000        442,300
Telekom Malaysia Berhad, 7.875%,
  08/01/25 (a)                         USD   250,000        232,456
Tenaga Nasional Berhad, Yankee,
  7.500%, 11/01/25 (a)                 USD 1,000,000        794,010

TOTAL FOREIGN CORPORATE OBLIGATIONS (cost $6,155,497)
5,624,335
FOREIGN GOVERNMENT AND AGENCY OBLIGATIONS - 8.0%
British Columbia Province, 0.000%,
  6/18/295                             CAD  2,500,000        290,460
British Columbia Province,
  Generic Residual, Canada, 0.000%,
  08/23/245                                          CAD  9,925,000
1,471,017
Kingdom of Norway, 5.750%, 11/30/04   NOK  1,500,000        166,550
Manitoba, Province of, 6.500%,
  09/22/17                            CAD  1,800,000      1,181,830
New Zealand Government, 6.000%,
  11/15/11                            NOK  1,500,000        587,395
Ontario Hydro, 0.000%, 10/15/215          CAD  1,700,000        301,384
Province of Alberta, Series CS,
  Sinking Fund, 5.930%, 09/16/16      CAD    240,242        153,516
Republic of South Africa, Yankee,
  8.500%, 06/23/17                    USD  1,175,000      1,151,500
TOTAL FOREIGN GOVERNMENT AND
  AGENCY OBLIGATIONS (cost $5,227,669)                                 5,303,652
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 10.7%
FNMA, 5.375%, 11/15/11                     1,000,000        968,590
FNMA, 6.000%, 7/01/29                        203,598        199,843
FNMA, 6.250%, 05/15/29                     4,850,000      4,829,533
USTB, 5.250%, 11/15/28                     1,250,000      1,167,388
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (cost $7,108,176)                                                    7,165,354
PREFERRED STOCK - 1.8%
Entergy Louisiana, Inc., 4.440%                  226 2       12,225
Entergy New Orleans, Inc., 4.750%                482         27,851
Equity Residential Properties, 7.250%          2,500         63,250
EVI Inc., 5.000%                              10,000        461,250
Newell Financial Trust I, 5.250%              12,500        437,500
Union Electric Co., 3.500%                       350 2       19,233
Wisconsin Electric Power Co., 3.600%           3,746        188,798
TOTAL PREFERRED STOCK (cost $1,135,389)                                1,210,107

                            50

OTHER INVESTMENT COMPANIES - 2.0%1
JPMorgan Prime Money Market Fund,
  Institutional Class Shares, 2.090%       1,332,158      1,332,158
Navigator Securities Lending
 Prime Portfolio, 2.280% 2                    22,000         22,000
TOTAL OTHER INVESTMENT COMPANIES
  (cost $1,354,158)                                                    1,354,158
TOTAL INVESTMENTS - 97.5%
	(cost $65,952,677)
65,159,796
OTHER ASSETS, LESS LIABILITIES - 2.5%                                  1,657,249
NET ASSETS - 100.0%                                                   66,817,045


SECURITY RATINGS (unaudited)
The composition of long-term debt holdings as a percentage of the net assets is as follows:


	S&P'S/MOODY'S RATINGS
	Gov't/AAA	13%
	AA	2
	A	22
	BBB	46
	BB	5
	Not Rated	12
		100	%

See Notes to Schedules of Portfolio Investments on page 53.

The accompanying notes are an integral part of these financial statements.

                MANAGERS GLOBAL BOND FUND
                  December 31, 2001
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS


                                                          PRINCIPAL
         SECURITY DESCRIPTION                              AMOUNT      VALUE
--------------------------------------------------------------------------------
FOREIGN GOVERNMENT AND AGENCY OBLIGATIONS - 62.3%
Belgium Government Bond, 5.750%, 09/28/10         EUR     700,000      652,017
Bundes, Series 01, 5.000%, 07/04/11               EUR     350,000      312,861
Bundes, Series 98, 4.125%, 07/04/08               EUR      47,000       40,582
Bundes, Series 98, 5.250%, 07/04/10               EUR   1,829,000    1,664,065
Bundes, Series 99, 4.000%, 07/04/09               EUR     500,000      422,821
Bundes, Series 99, 5.500%, 01/04/31               EUR     570,000      519,309
Deutsche Bundesrepublik, 5.250%, 01/04/11         EUR     100,000       91,071
Dutch Government, 5.250%, 07/15/08                EUR   1,215,000    1,108,030
France Government, 5.500%, 10/25/10               EUR     930,000      852,659
Germany Government, 5.000%, 02/17/06              EUR     500,000      456,447
Japan Government Ten Year Bond, 1.800%, 06/21/10  JPY 128,000,000    1,027,682
Japan Government Ten Year Bond, 1.800%, 12/20/10  JPY  77,050,000      616,316
Japan Government, Series 232, 1.200%, 06/20/11    JPY 138,000,000    1,043,485
Japan Government, Series 225, 1.900%, 12/20/10    JPY  26,000,000    1,016,173
Netherlands Government, 3.750%, 07/15/09          EUR   1,176,000      969,352
Swedish Government, 5.250%, 03/15/11              SEK   7,100,000      676,093
United Kingdom Gilt, 8.500%, 12/07/05             GBP     566,000	     921,592
TOTAL FOREIGN GOVERNMENT AND AGENCY OBLIGATIONS
  (cost $12,968,973)                                                12,390,555
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 20.4%
FNMA, 6.000%, 05/15/11                            USD  160,000         162,699
U.S. Treasury Notes, 3.000%, 11/30/03             USD  600,000         600,468
U.S. Treasury Notes, 5.000%, 02/15/11             USD1,172,000
1,167,605
U.S. Treasury Notes, 5.000%, 08/15/11             USD1,730,000       1,724,585
U.S. Treasury Notes, 6.250%, 05/15/30             USD    1,000           1,082
U.S. Treasury Note/Bond, 4.750%, 11/15/08         USD  400,000         398,248
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (cost $4,144,260)                                                  4,054,687
CORPORATE BONDS - 8.3%
FINANCE - 4.0%
Ford Motor Credit Co., 7.250%, 10/25/11           USD   80,000          77,850
General Motors Acceptance Corp., 6.125%, 09/15/06 USD  200,000         197,950
Kraft Foods, Inc., 4.625%, 11/01/06               USD  100,000          97,835
Sprint Capital Corp., 7.625%, 01/30/11            USD  200,000         210,069
Wal-Mart Stores, 5.450%, 08/01/06                 USD  200,000         204,682
  TOTAL FINANCE                                                        788,386
INDUSTRIALS - 4.3%
DEPFA Pfandbriefbank, 3.250%, 11/26/03            EUR  200,000         175,969
Glaxo Wellcome PLC, 6.125%, 01/25/06              USD  100,000         103,640
Ing Verzekeringen NV, 6.250%, 06/21/214           EUR  100,000	      90,057
Sogerim, 7.000%, 04/20/11                         EUR  100,000          91,369
Standard Chartered Bank, 5.375%, 05/06/09         EUR   50,000          42,876
Unicredito Italiano SpA, 6.000%, 03/16/11         EUR  100,000          89,131
Unilver NV, 5.125%, 6/07/06                       EUR	 200,000         179,736
Vivendi Environment, 5.875%, 06/27/08             EUR	 100,000           89,95
  TOTAL INDUSTRIA                                                      862,728
TOTAL CORPORATE BONDS (cost $1,660,495)                              1,651,114
OTHER INVESTMENT COMPANIES - 7.1%
JPMorgan Prime Money Market Fund,
 Institutional Class Shares, 2.09%1
  (cost $1,416,056)                               USD1,416,056       1,416,056
TOTAL INVESTMENTS - 98.1%
  (cost $20,189,784)                                                19,512,412
OTHER ASSETS, LESS LIABILITIES - 1.9%                                  367,017
NET ASSETS - 100.0%                                                 19,879,429


See Notes to Schedules of Portfolio Investments on page 55.

The accompanying notes are an integral part of these financial statements.

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

The following footnotes and abbreviations should be read in conjunction with the Schedules of Portfolio Investments on pages 35 through 52:

At December 31, 2001, the cost of securities for Federal income tax purposes and the gross aggregate unrealized appreciation and/or depreciation based on tax cost were approximately as follows:


Fund                   Cost       Appreciation       Depreciation        Net
----                   ----       ------------       ------------       ------
Value             $ 58,344,709     $ 6,698,025        $ (893,333)   $ 5,804,692
Capital
  Appreciation     194,800,932      16,029,217       (17,714,979)    (1,685,762)
Small Company       23,159,419       4,947,633        (1,283,419)     3,664,214
Special Equity   2,169,851,346     407,862,864      (188,590,158)   219,272,706
International
  Equity           591,150,835      24,700,984       (56,746,049)   (32,045,065)
Emerging Markets    15,478,516       1,509,295        (1,911,754)      (402,459)
Intermediate Bond   20,392,600         185,868          (324,175)      (138,307)
Bond                65,952,677       2,018,331        (2,811,212)      (792,881)
Global Bond         20,292,410          19,874          (799,872)      (779,998)


* Non-income-producing security

(a)	Security exempt from registration under Rule 144A of
the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2001, the value of these securities amounted to the following:


Fund                     Market Value           % of Net Assets
----                     ------------           ---------------
Emerging Markets           $ 841,885                  5.5%
Intermediate Bond          1,005,091                  4.8%
Bond                       6,975,034                 10.4%


1 Yield shown for each investment company represents its December 31, 2001, seven-day average yield, which refers to the sum of the previous seven days' dividends paid, expressed as an annual percentage.

2 Some or all of these shares were out on loan to various brokers as of December 31, 2001, amounting to:


Fund                     Market Value           % of Net Assets
----                     ------------           ---------------
Value                      $ 458,177                  0.7%
Capital Appreciation       4,791,399                  2.6%
Special Equity            60,546,042                  2.6%
Bond                          21,970                  0.1%


3 Collateral received from brokers for securities lending were invested in these short-term investments.

4 Variable rate security. Coupon rate disclosed was that in effect at December 31, 2001.

5 Zero coupon security.

INVESTMENTS DEFINITIONS AND ABBREVIATIONS:

ADR/GDR: ADR after the name of a holding stands for American Depositary Receipt, representing ownership of foreign securities on deposit with a domestic custodian bank; a GDR (Global Depositary Receipt) is comparable, but foreign securities are held on deposit in a non-U.S. bank.
The value of the ADR/GDR securities is determined or significantly influenced by trading on exchanges not located in the United States or Canada. Sponsored ADR/GDRs are initiated by the underlying foreign company.
FHLMC: Federal Home Loan Mortgage Corp.
FNMA: Federal National Mortgage Association
USTB: United States Treasury Bond
USTN: United States Treasury Note
Registered shares: A security whose owner has been recorded with its issuer or issuer's registrar.
Abbreviations have been used throughout the portfolios to indicate amounts shown in currencies other than the U.S.
Dollar (USD):
CAD: Canadian Dollar
EUR: euro
GBP: British Pound
JPY: Japanese Yen
SEK: Swedish Krona
NZD: New Zealand Dollar
NOK: Norwegian Krone

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2001
-------------------------------------------------------------

                                                 MANAGERS        MANAGERS
                                 MANAGERS         CAPITAL          SMALL
                                  VALUE        APPRECIATION       COMPANY
                                   FUND            FUND            FUND
                                 --------      ------------     ----------
ASSETS:
Investments at value*          $64,149,401     $ 193,115,170    $ 26,823,633
Cash                                   843               523             679
Foreign currency**                  -                 -               -
Receivable for investments sold     -                 -              138,987
Receivable for Fund shares sold     65,303           208,030              56
Receivable for open forward
  foreign currency contracts        -                 -               -
Receivable for closed forward
  foreign currency contracts, net   -                 -               -
Dividends, interest and other
  receivables                       53,248            28,815           1,464
Prepaid expenses                     6,807            12,238             958
Deferred organization expenses      -                 -               -
                               -----------     -------------    ------------
Total assets                    64,275,602       193,364,776      26,965,777
                               -----------     -------------    ------------


LIABILITIES:

Payable to Custodian                -                 -               -
Payable for Fund shares
  repurchased                      71,326         1,072,918           55,106
Payable upon return of
  securities loaned               464,055         4,979,438           -
Payable for investments
  purchased                        -                127,937           93,864
Payable for open forward
  foreign currency contracts       -                  -               -
Payable for closed forward
  foreign currency contracts, net  -                  -               -
Accrued expenses:
  Investment advisory and
    management fees                39,202           127,487            7,407
Administrative fees                13,067            39,840            5,632
Other                              59,498           141,441           39,604
                                ---------       -----------       ----------
Total liabilities                 647,148         6,489,061          201,613
                                ---------       -----------       ----------
NET ASSETS                    $63,628,454     $ 186,875,715     $ 26,764,164
                              ===========     =============     ============
Shares outstanding              2,317,781         6,380,883        3,279,819
                              ===========     =============     ============
Net asset value, offering and
  redemption price per share       $27.45            $29.29            $8.16
                                   ======            ======           ======

NET ASSETS REPRESENT:
Paid-in capital               $ 7,545,954     $ 311,349,028     $ 30,692,296
Undistributed net investment
  income (loss)                    28,876             -               -
Accumulated net realized
  loss from investments and
  foreign currency transactions  (490,117)     (123,795,809)      (7,616,519)
Net unrealized appreciation
  (depreciation) of investments
  and foreign currency contracts
  and translations              6,543,741          (677,504)       3,688,387
                              -----------     -------------     ------------
NET ASSETS                    $63,628,454     $ 186,875,715     $ 26,764,164
                              ===========     =============     ============

*  Investments at cost        $57,605,660     $ 193,792,674     $ 23,135,246
** Foreign currency at cost        -                 -                -




                                 MANAGERS
  MANAGERS        MANAGERS       EMERGING     MANAGERS                MANAGERS
  SPECIAL       INTERNATIONAL    MARKETS    INTERMEDIATE   MANAGERS    GLOBAL
  EQUITY           EQUITY        EQUITY         BOND         BOND       BOND
   FUND              FUND         FUND          FUND         FUND       FUND
-----------    ------------   -----------  -----------   ---------  ------------
$2,389,124,052 $ 559,105,770 $ 15,076,057 $ 20,254,293 $ 65,159,796  $19,512,412
      -            1,657,840        -            -            -           -
      -            3,742,997      222,325        -            -          123,704
     6,261,134         -           96,005        -            -           -
    19,797,442     4,013,549       14,889      264,824      881,761      221,430
      -           19,952,240        -            -            -        8,808,915
      -               23,122        -            -            -           -
       811,834     1,766,177       22,786      293,251    1,048,851      332,232
        63,825        21,630        9,276        5,073        6,205        8,949
      -                -            1,989        -            -           -
---------------  ------------  -----------   -----------  ----------- ----------
 2,416,058,287   590,283,325   15,443,327   20,817,441   67,096,613   29,007,642
---------------  ------------  -----------   -----------  ----------- ----------
      -                -           53,854        -            -           -
    34,529,571     9,074,951      132,852        7,277      155,458      111,903
    64,033,399         -            -            -           22,000       -
    19,457,202       923,853        -            -            -           -
      -           18,742,474        -            -            -        8,916,014
      -                -            -            -            -           37,445
     1,704,036       432,336        9,494        8,717       35,095       11,890
       473,343       120,093        3,165        4,358       14,038        3,397
       626,716       387,317       42,190       44,795       52,977       47,564
--------------   -----------   ----------   ----------   ----------   ----------
   120,824,267    29,681,024      241,555       65,147      279,568    9,128,213
--------------   -----------   ----------   ----------   ----------   ----------
$2,295,234,020 $ 560,602,301 $ 15,201,772 $ 20,752,294 $ 66,817,045 $ 19,879,429
============== ============= ============ ============ ============ ============
    32,515,701    14,905,666    1,589,881    1,069,153    2,993,239    1,106,305
============== ============= ============ ============ ============ ============
        $70.59        $37.61        $9.56       $19.41       $22.32       $17.97
        ======        ======       ======       ======       ======       ======
$2,319,638,337 $ 669,058,404 $ 17,361,058 $ 31,058,762 $ 67,712,536 $ 20,718,387
     1,205,013      (933,154)       -            -           (3,367)   (234,754)
  (265,016,484)  (84,667,644)  (1,981,625) (10,317,829)     (99,029)     136,804
   239,407,154   (22,855,305)    (177,661)      11,361     (793,095)   (741,008)
--------------  ------------  -----------  -----------  -----------  ----------
 2,295,234,020 $ 560,602,301 $ 15,201,772 $ 20,752,294 $ 66,817,045 $ 19,879,429
============== ============= ============ ============ ============ ============
$2,149,716,898 $ 583,173,237 $ 15,255,089 $ 20,242,932 $ 65,952,677 $ 20,107,386
      -            3,747,033      220,952        -           -           123,694

The accompanying notes are an integral part of these financial statements.



STATEMENTS OF OPERATIONS
For the year ended December 31, 2001
--------------------------------------------------------------------------------
                                                         MANAGERS     MANAGERS
                                           MANAGERS      CAPITAL       SMALL
                                            VALUE      APPRECIATION   COMPANY
                                            FUND          FUND          FUND
                                           --------    ------------   --------

INVESTMENT INCOME:
  Dividend income                         $  890,783    $ 616,597     $ 14,147
  Interest income                            100,351      638,882       81,633
  Foreign withholding tax                     (4,379)      (3,555)       -
  Securities lending fees                        815       14,418        -
                                          ----------    ---------     --------
    Total investment income                  987,570    1,266,342       95,780

EXPENSES:
  Investment advisory and management fees    442,410    1,721,537      225,748
  Administrative fees                        147,470      537,980       62,708
  Transfer agent                              77,226      423,999       36,958
  Custodian                                   51,097      118,181       59,590
  Professional fees                           40,862       66,560       21,110
  Registration fees                           20,390       49,346       17,597
  Trustees fees and expenses                   3,196       11,874        1,584
  Insurance                                    1,162        8,990          269
  Amortization of organization expense         -            -            -
  Miscellaneous                               14,402       72,436        2,625
                                          ----------    ---------    ---------
    Total expenses before offsets            798,215    3,010,903      428,189
  Less: Fee waivers                            -            -            -
    Expense reimbursement                      -            -          (95,519)
    Expense reductions                       (61,753)    (128,842)      (6,589)
                                          ----------    ---------    ---------
  Net expenses                               736,462    2,882,061      326,081
                                          ----------    ---------    ---------
    Net investment income (loss)             251,108   (1,615,719)    (230,301)
                                          ----------    ---------    ---------
NET REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on
    investment transactions                2,612,384  (80,177,711)  (4,721,965)
  Net realized gain (loss) on foreign
    currency contracts and transactions        -            -            -
  Net unrealized appreciation
    (depreciation) of investments         (1,279,189)  (9,800,557)    1,958,414
  Net unrealized depreciation of foreign
    currency contracts and translations        -            -            -
                                          ----------   ----------    ----------
    Net realized and unrealized
      gain (loss)                          1,333,195  (89,978,268)   (2,763,551)
                                          ----------   ----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                 $1,584,303 $(91,593,987)  $(2,993,852)
                                          ========== ============   ===========


--------------------------------------------------------------------------------
                            MANAGERS
MANAGERS        MANAGERS     EMERGINGS      MANAGERS                   MANAGERS
SPECIAL      INTERNATIONAL   MARKETS      INTERMEDIATE     MANAGERS     GLOBAL
EQUITY           EQUITY      EQUITY           BOND           BOND        BOND
FUND              FUND       FUND             FUND           FUND        FUND
--------     -------------   ---------    ------------     --------    --------
$ 11,563,649   $10,995,942    $278,574          -          $ 69,702    $   -
  10,108,451     1,455,254      15,193       1,310,100    4,436,998     961,417
      (5,698)   (1,179,501)    (19,285)         -             -            -
     605,746         -           -              -             -            -
------------   -----------    --------      ----------    ---------    --------
  22,272,148    11,271,695     274,482       1,310,100    4,506,700     961,417
------------   -----------    --------      ----------    ---------    --------
  19,582,869     5,309,088     170,104         106,360      369,458     155,730
   5,439,686     1,474,747      36,979          53,180      147,783      44,494
   1,549,662       753,637      61,974          35,532       75,445      46,503
     628,848       753,293      34,813          18,100       30,008      30,152
     330,274       122,674      22,779          31,383       30,985      30,882
     292,296        89,490      15,220          16,769       28,124      13,948
     128,341        34,168         850           1,263        3,516       1,439
      51,066        17,447         301             463        1,012         509
       -             -           2,296            -           -           -
     329,233        84,871       3,847           5,668       10,804       1,833
------------     ---------    --------      ----------    ---------   ---------
  28,332,275     8,639,415     349,163         268,718      697,135     325,490
       -             -         (59,167)           -           -           -
       -             -            -               -           -           -
    (225,915)      (71,348)     (2,532)           (687)      (1,228)    (2,319)
------------     ---------    --------      ----------     --------   ---------
  28,106,360     8,568,067     287,464         268,031      695,907     323,171
------------     ---------    --------      ----------   ----------   ---------
  (5,834,212)    2,703,628     (12,982)      1,042,069    3,810,793     638,246
------------     ---------    --------      ----------   ----------   ---------
(213,756,860)  (81,081,753) (1,440,496)        416,323      (98,263)  1,702,933
       -         3,034,880     (14,071)          -           (4,402) (1,230,012)
  29,749,057   (78,146,986)  1,234,443        (106,762)   1,446,284    (786,271)
       -          (808,610)      -                -           -        (146,044)
------------    ----------  ----------      ----------   -----------  ----------
(184,007,803) (157,002,469)   (220,124)         309,561    1,343,619   (459,394)
------------  ------------  ----------      -----------  -----------  ----------
(189,842,015)$(154,298,841) $ (233,106)      $1,351,630  $ 5,154,412  $ 178,852
============ =============  ==========       ==========  ===========  =========

The accompanying notes are an integral part of these financial statements.



STATEMENTS OF CHANGES IN NET ASSETS
For the year ended December 31,
--------------------------------------------------------------------------------

                                                             MANAGERS CAPITAL
                                 MANAGERS VALUE FUND        APPRECIATION FUND
                               ------------------------ ------------------------
                                 2001         2000         2001         2000
                               ----------  ------------ ------------ -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss) $  251,108  $   294,432 $(1,615,719) $(2,814,679)
  Net realized gain (loss)
    on investments and foreign
    currency transactions       2,612,384    3,055,895 (80,177,711) (21,235,794)
  Net unrealized appreciation
    (depreciation) of
    investments and foreign
    currency translations      (1,279,189)   1,631,624  (9,800,557) (77,399,119)
                              -----------  ----------- -----------  -----------
  Net increase (decrease)
    in net assets resulting
    from operations             1,584,303    4,981,951 (91,593,987)(101,449,592)
                              -----------  ----------- -----------  -----------

DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income     (230,806)    (289,804)      -           -
  From net realized gain on
    investments                (2,155,241)  (4,258,155)      -      (28,476,463)
                              -----------  ----------- ----------  ------------
    Total distributions to
      shareholders            (2,386,047)   (4,547,959)      -      (28,476,463)

FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from sale of
    shares                    20,717,107    25,183,597  108,341,328 338,359,895
  Reinvestment of
    distributions              2,343,102     4,442,089      -        26,323,429
  Cost of shares repurchased (15,929,769)  (15,231,355)(116,386,416)(96,729,819)
                             -----------    ----------  -----------  ----------
Net increase (decrease) from
capital share transactions     7,130,440    14,394,331   (8,045,088)167,953,505
                             -----------    ----------  ----------- -----------
Total increase (decrease)
  in net assets                6,328,696    14,828,323  (99,639,075) 38,027,450

NET ASSETS:
  Beginning of period         57,299,758    42,471,435  286,514,790 248,487,340
                             -----------  ------------ ------------ -----------
  End of period              $63,628,454  $ 57,299,758 $186,875,715$286,514,790
                             ===========  ============ ============ ===========
  End of period undistributed
    net investment income (loss)$ 28,876  $      8,574 $    -          $ -
                             ===========  ============ ============ ===========
SHARE TRANSACTIONS:
  Sale of shares                 740,394       913,514    3,327,474   5,450,574
  Reinvested shares               86,612       162,966      -           627,346
  Shares repurchased            (575,453)     (554,683)  (3,642,048) (3,448,253)
                             -----------  ------------  -----------  ----------
    Net increase (decrease)
      in shares                  251,553       521,797     (314,574)  2,629,667
                             ===========  ============  ===========  ==========



* Commencement of operations was June 19, 2000.

-------------------------------------------------------------------------------
MANAGERS SMALL COMPANY                            MANAGERS INTERNATIONAL EQUITY
         FUND         MANAGERS SPECIAL EQUITY FUND            FUND
-------------------------------------------------------------------------------
     2001         2000*      2001           2000        2001          2000
-----------     ---------  ----------     ---------- ----------- --------------
$ (230,301) $ (38,480)  $ (5,834,212)  $(3,210,758) $  2,703,628   $ 2,842,123
(4,721,965) 2,894,553)  (213,756,860)  210,592,528   (78,046,873)   70,019,763
 1,958,414  1,729,973     29,749,057   323,134,974)  (78,955,596)  130,499,307)
----------  ---------   ------------  ------------  ------------  ------------
(2,993,852)(1,203,060)  (189,842,015)  115,753,204) (154,298,841)  (57,637,421)
----------  ---------   ------------  ------------  ------------- ------------
      -            -            -           -          (3,754,244)  (3,012,044)
      -            -            -     (285,223,472)        -       (49,949,726)
----------  ---------   ------------  ------------  -------------  -----------
      -            -            -     (285,223,472)    (3,754,244) (52,961,770)
----------  ---------   ------------  ------------  -------------  -----------
11,451,458 28,283,464  1,489,111,903 2,011,794,003    879,090,120 1,194,624,608
      -            -            -      262,250,385      2,931,460    39,816,726
(7,398,839(1,375,007) (1,136,412,073)(1,283,841,313)(819,996,672)(1,171,420,608)
---------- ---------   -------------  -------------  -----------  -------------
 4,052,619 26,908,457    352,699,830    990,203,075   62,024,908     63,020,726
---------- ----------  -------------  -------------  -----------  -------------
 1,058,767 25,705,397    162,857,815    589,226,399  (96,028,177)   (47,578,465)
25,705,397         -   2,132,376,205  1,543,149,806  656,630,478    704,208,943
---------- ----------  -------------  -------------  -----------  -------------
26,764,164 25,705,397  2,295,234,020  2,132,376,205  560,602,301    656,630,478
========== ==========  =============  =============  ===========  =============
      -            -       1,205,013        895,101     (933,154)    (2,895,498)
 1,420,342  2,919,948     21,257,095     20,529,172   21,430,018     21,810,585
      -            -           -          3,562,216       80,006        827,790
  (907,922)  (152,549)   (16,500,940)   (13,211,610) (19,903,107)   (21,335,173)
----------  ---------  -------------  -------------  -----------  -------------
   512,420  2,767,399      4,756,155     10,879,778    1,606,917      1,303,202
==========  =========  =============  =============  ===========  =============

The accompanying notes are an integral part of these financial statements.



STATEMENTS OF CHANGES IN NET ASSETS (continued)
For the year ended December 31,
--------------------------------------------------------------------------------
                                MANAGERS EMERGING          MANAGERS INTERMEDIATE
                               MARKETS EQUITY FUND               BOND FUND
                            -------------------------   ------------------------
                               2001          2000          2001         2000
                            -----------   -----------   -----------  -----------
INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS:
  Net investment income
    (loss)                  $  (12,982)    $ (47,927)  $ 1,042,069  $ 1,048,123
  Net realized gain (loss)
    on investments and foreign
    currency transactions   (1,454,567)      308,307       416,323     (144,631)
  Net unrealized appreciation
    (depreciation) of
    investments and foreign
    currency translations    1,234,443    (4,684,948)     (106,762)     481,651
                           -----------    ----------   -----------  -----------
  Net increase (decrease)
    in net assets resulting
    from operations           (233,106)   (4,424,568)    1,351,630    1,385,143
                           -----------    ----------   -----------  -----------

DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income     -             -       (1,110,293)   (1,056,122)
  From net realized gain on
    investments                (24,396)   (1,297,253)       -             -
                            ----------   -----------   ----------   -----------
  Total distributions to
    shareholders               (24,396)   (1,297,253)  (1,110,293)   (1,056,122)
                            ----------   -----------   ----------   -----------

FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from sale of
    shares                  26,653,027    16,758,727   11,195,958    11,253,327
  Reinvestment of
    distributions               24,000     1,217,954    1,047,760       997,935
  Cost of shares
    repurchased            (23,607,516)  (12,299,073) (12,422,907)   (9,755,854)
                            ----------   -----------   ----------   ------------
  Net increase (decrease)
    From capital share
    transactions             3,069,511     5,677,608     (179,189)    2,495,408
                            ----------   -----------   ----------   -----------
    Total increase (decrease)
      in net assets          2,812,009       (44,213)      62,148     2,824,429

NET ASSETS:
  Beginning of period       12,389,763    12,433,976   20,690,146    17,865,717
                            ----------   -----------   ----------   -----------
  End of period             15,201,772    12,389,763   20,752,294    20,690,146
                            ==========   ===========   ==========   ===========
  End of period
    Undistributed net
    investment income
    (loss)                  $    -        $   -        $   -         $    -

SHARE TRANSACTIONS:
  Sale of shares             2,862,650     1,272,046      570,131       597,963
  Reinvested shares              2,562       130,123       53,615        53,012
  Shares repurchased        (2,562,049)     (963,032)    (632,447)     (518,297)
  Net increase (decrease)
    in shares                  303,163       439,137       (8,701)      132,678


                                                    MANAGERS GLOBAL BOND
             MANAGERS BOND FUND                             FUND
     -------------------------------------   -----------------------------------
           2001             2000                     2001             2000
     -----------------  -----------------    ------------------  ---------------
        $3,810,793         $ 2,850,288            $ 638,246         $ 867,167
          (102,665)             68,464              472,921        (2,604,920)
         1,446,284             746,586             (932,315)        1,468,383
    -----------------   -----------------    ------------------  ---------------
         5,154,412           3,665,338              178,852          (269,370)
    -----------------   -----------------    ------------------  ---------------
        (3,847,747)         (2,863,976)               -              (148,984)
           (67,645)           (334,127)            (271,112)             -
    -----------------   -----------------    ------------------  ---------------
        (3,915,392)         (3,198,103)            (271,112)         (148,984)
    -----------------   -----------------    ------------------  ---------------
        40,138,558          39,869,992           20,709,725        12,313,737
         3,717,004           3,046,206              330,774           143,139
       (29,660,344)        (25,389,952)         (23,791,423)       (8,388,596)
    -----------------  ------------------    ------------------   --------------
        14,195,218          17,526,246           (2,750,924)        4,068,280
    -----------------  ------------------    ------------------   --------------
        15,434,238          17,993,481           (2,843,184)        3,649,926
        51,382,807          33,389,326           22,722,613        19,072,687
    -----------------  ------------------    ------------------   --------------
    $   66,817,045        $ 51,382,807         $ 19,879,429      $ 22,722,613
    =================  ==================    ==================   ==============
    $       (3,367)            $ 2,948           $ (234,754)        $ (88,230)
    =================  ==================    ==================   ==============
         1,792,175           1,833,407            1,166,400           662,079
           167,233             140,564               18,387             7,565
        (1,328,873)         (1,167,695)          (1,275,756)         (453,446)
    -----------------  ------------------    ------------------  ---------------
           630,535             806,276              (90,969)          216,198


The accompanying notes are an integral part of these financial statements.


FINANCIAL HIGHLIGHTS
For a share outstanding throughout each fiscal year ended December 31,
--------------------------------------------------------------------------------

                                            MANAGERS VALUE FUND
                         -------------------------------------------------------
                            2001       2000      1999       1998       1997
                         ---------  ---------  ---------  ---------  -----------
NET ASSET VALUE,
  BEGINNING OF YEAR        $27.73    $27.50     $30.67     $31.06     $30.49
                         ---------  ---------  ---------  ---------  -----------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income      0.09      0.17       0.30       0.41       0.67
  Net realized and
    unrealized gain on
    investments              0.70      2.45       0.91       3.10       7.27
                         ---------  ---------  ---------  ---------  -----------
    Total from investment
      operations             0.79      2.62       1.21       3.51       7.94
                         ---------  ---------  ---------  ---------  -----------
LESS DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment income     (0.08)    (0.17)     (0.29)     (0.41)     (0.69)
  Net realized gain on
    investments             (0.99)    (2.22)     (4.09)     (3.49)     (6.68)
                         ---------  ---------  ---------  ---------  -----------
    Total distributions to
      shareholders          (1.07)    (2.39)     (4.38)     (3.90)     (7.37)
                         ---------  ---------  ---------  ---------  -----------
NET ASSET VALUE, END
  OF YEAR                  $27.45    $27.73     $27.50     $30.67     $31.06
                         =========  =========  =========  =========  ===========
--------------------------------------------------------------------------------
Total Return 1              2.92%     9.80%      4.15%     11.77%     27.19%
================================================================================
Ratio of net expenses to
  average net assets 1      1.25%     1.30%      1.35%      1.28%      1.32%
Ratio of total expenses
  to average net assets 1   1.35%     1.38%      1.35%      1.32%      1.35%
Ratio of net investment
  Income to average net
  assets                    0.43%     0.61%      0.92%      1.26%      1.97%
Portfolio turnover           147%      153%        94%        84%        96%
Net assets at end of
  year (000's omitted)    $63,628   $57,300    $42,471    $69,391    $64,946
================================================================================
                                   MANAGERS CAPITAL APPRECIATION FUND
                          ------------------------------------------------------
                             2001     2000      1999       1998       1997
                          --------  --------  --------  ---------  ----------
NET ASSET VALUE,
  BEGINNING OF YEAR        $42.79    $61.12    $33.78     $24.24     $26.34
                          --------  --------  --------  ---------  ----------
INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment loss        (0.25)    (0.42)    (0.27)     (0.23)     (0.13) 4
 Net realized and
    unrealized gain
    (loss) on investments  (13.25)   (13.25)    34.81      14.18       3.15
                          --------  --------  --------  ---------  ----------
    Total from investment
      operations           (13.50)   (13.67)    34.54      13.95       3.02
                          --------  --------  --------  ---------  ----------
LESS DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net realized gain on
    investments               ---     (4.66)    (7.20)     (4.41)     (5.12)
                          --------  --------  --------  ---------  ----------
    Total distributions to
      shareholders            ---     (4.66)    (7.20)     (4.41)     (5.12)
                          --------  --------  --------  ---------  ----------
NET ASSET VALUE, END
  OF YEAR                  $29.29    $42.79    $61.12     $33.78     $24.24
                          ========  ========  ========  =========  ==========
------------------------------------------------------------------------------
Total Return 1           (31.55)%  (22.20)%   103.02%     57.41%     12.74%
==============================================================================
Ratio of net expenses to
  average net assets 1      1.34%     1.23%     1.26%      1.29%      1.26%
Ratio of total expenses
  to average net assets 1   1.40%     1.26%     1.30%      1.36%      1.32%
Ratio of net investment
  Loss to average net
  assets                  (0.75)%   (0.82)%   (0.86)%    (0.80)%    (0.45)%
Portfolio turnover           265%      306%      200%       252%       235%
Net assets at end of year
  (000's omitted)        $186,876  $286,515  $248,487    $88,191    $73,860
===============================================================================



FINANCIAL HIGHLIGHTS
For a share outstanding throughout each fiscal year ended December 31,
-------------------------------------------------------------------------------
                                              MANAGERS SMALL COMPANY FUND
                                              ----------------------------
2001	2002
                                              ----------        ----------
NET ASSET VALUE, BEGINNING OF PERIOD            $9.29              $10.00
                                              ----------        ----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss                           (0.07)              (0.01)
  Net realized and unrealized loss
    on investments                              (1.06)              (0.70)
                                              ----------       -----------
    Total from investment operations            (1.13)              (0.71)
                                              ----------       -----------
NET ASSET VALUE, END OF PERIOD                  $8.16               $9.29
                                              ==========       ===========
--------------------------------------------------------------------------------
Total Return 1                               (12.16)%             (7.10)% 2
================================================================================
Ratio of net expenses to average net assets 1   1.30%               1.30% 3
Ratio of total expenses to average net assets 1 1.71%               1.72% 3
Ratio of net investment loss
  to average net assets                       (0.92)%             (0.45)% 3
Portfolio turnover                                95%                 55% 2
Net assets at end of period (000's omitted)   $26,764             $25,705
================================================================================
* Commencement of operations was June 19, 2000.


                                              MANAGERS SPECIAL EQUITY FUND
                             ---------------------------------------------------
                                2001       2000      1999      1998      1997
                             ---------  --------- --------- --------- ----------
NET ASSET VALUE, BEGINNING
  OF YEAR                       $76.82     $91.42    $61.23    $61.18    $50.95
                             ---------  --------- --------- --------- ----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)   (0.18)     (0.12)    (0.29)    (0.14)     0.08
  Net realized and unrealized gain
    (loss) on investments        (6.05)     (2.71)    33.30      0.26     12.29
                             ---------- --------- --------- --------- ----------
    Total from investment
      operations                 (6.23)     (2.83)    33.01      0.12     12.37
                             ---------- --------- --------- --------- ----------

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income          ---         ---       ---       ---      (0.07)
  Net realized gain on
    investments                  ---      (11.77)    (2.82)    (0.07)     (2.07)
                             ---------- --------- --------- --------- ----------
    Total distributions to
      shareholders               ---      (11.77)    (2.82)    (0.07)     (2.14)
                             ---------- --------- --------- --------- ----------
NET ASSET VALUE, END OF YEAR    $70.59    $76.82    $91.42    $61.23     $61.18
                             ========== ========= ========= ========= ==========
--------------------------------------------------------------------------------
Total Return 1                  (8.07)%   (2.56)%    54.11%     0.20%     24.45%
================================================================================
Ratio of net expenses to average
  net assets 1                    1.29%     1.26%     1.31%     1.34%      1.35%
Ratio of total expenses to average
  net assets 1                    1.30%     1.26%     1.31%     1.34%      1.36%
Ratio of net investment income
  (loss)to average net assets    (0.27)%   (0.16)%   (0.47)%   (0.26)%     0.17%
Portfolio turnover                   62%       69%       89%       64%       49%
Net assets at end of year
  (000's omitted)            $2,295,234 $2,132,376 $1,543,150 $959,939  $719,707
================================================================================


FINANCIAL HIGHLIGHTS
For a share outstanding throughout each fiscal year ended December 31,
--------------------------------------------------------------------------------


                                      MANAGERS INTERNATIONAL EQUITY FUND
                               -------------------------------------------------
                                  2001      2000      1999      1998      1997
                               --------- --------- --------- --------- ---------
NET ASSET VALUE, BEGINNING
  OF YEAR                        $49.38    $58.71    $48.85    $45.58    $43.69
                               --------- --------- --------- --------- ---------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income            0.20 5    0.27      0.35      0.54      0.42
  Net realized and unrealized
    gain (loss) on investments   (11.72)5   (5.38)    11.96      6.06      4.27
                               --------- --------- --------- --------- ---------
Total from investment operations (11.52)    (5.11)    12.31      6.60      4.69
                               --------- --------- --------- --------- ---------
LESS DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment income           (0.25)    (0.24)    (0.35)    (0.37)    (0.65)
  Net realized gain on
    investments                   ---       (3.98)    (2.10)    (2.96)    (2.15)
                               --------- --------- --------- --------- ---------
    Total distributions to
      shareholders                (0.25)    (4.22)    (2.45)    (3.33)    (2.80)
                               --------- --------- --------- --------- ---------
NET ASSET VALUE, END OF YEAR     $37.61    $49.38    $58.71    $48.85    $45.58
                               ========= ========= ========= ========= =========
--------------------------------------------------------------------------------
Total Return 1                   (23.35)%   (8.46)%   25.28%   14.54%     10.83%
================================================================================
Ratio of net expenses to
  average net assets 1             1.45%     1.41%     1.40%    1.41%      1.45%
Ratio of total expenses to
  average net assets 1             1.46%     1.42%     1.41%    1.42%      1.45%
Ratio of net investment income
  to average net assets            0.46% 5   0.42%     0.66%    1.05%      0.75%
Portfolio turnover                  108%       99%       43%      56%        37%
Net assets at end of year
  (000's omitted)              $560,602  $656,630  $704,209  $552,826  $386,624




--------------------------------------------------------------------------------
                                     MANAGERS EMERGING MARKETS EQUITY FUND
                                ------------------------------------------------
                                    2001         2000        1999       1998*
                                ----------    ----------  ----------  ----------
NET ASSET VALUE, BEGINNING
  OF PERIOD                        $9.63        $14.67       $7.74      $10.00
                                ----------    ----------  ----------  ----------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income (loss)     (0.01)        (0.04)       0.03       (0.01)
Net realized and unrealized
  gain (loss) on investments       (0.04)        (3.90)       6.93       (2.25)
                                ----------    ----------  ----------  ----------
Total from investment operations   (0.05)        (3.94)       6.96       (2.26)
                                ----------    ----------  ----------  ----------
LESS DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment income            ---           ---         (0.03)       ---
  Net realized gain on
    investments                    (0.02)        (1.10)       ---         ---
    Total distributions to
      shareholders                 (0.02)        (1.10)      (0.03)       ---
NET ASSET VALUE, END OF PERIOD     $9.56         $9.63      $14.67       $7.74
                                ==========    ==========  ==========  ==========
--------------------------------------------------------------------------------
Total Return 1                    (0.57)%      (26.69)%     90.06%    (22.60)% 2
================================================================================
Ratio of net expenses to
  average net assets 1              1.94%         1.98%      1.85%       2.54% 3
Ratio of total expenses to
  average net assets 1              2.36%         2.48%      2.52%       3.57% 3
Ratio of net investment income
  (loss) to average net assets    (0.09)%       (0.34)%      0.37%     (0.09)% 3
Portfolio turnover                    69%           40%       119%         89% 2
Net assets at end of period
  (000's omitted)                $15,202       $12,390    $12,434      $4,677
================================================================================
* Commencement of operations was February 9, 1998.



FINANCIAL HIGHLIGHTS
For a share outstanding throughout each fiscal year ended December 31,
--------------------------------------------------------------------------------
                                     MANAGERS INTERMEDIATE BOND FUND
                        --------------------------------------------------------
                            2001       2000       1999      1998       1997
                        ---------- ---------- ---------- ---------- -----------
NET ASSET VALUE,
  BEGINNING OF YEAR        $19.20     $18.90     $19.49     $19.51     $19.45
                        ---------- ---------- ---------- ---------- -----------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income      0.98 5     1.05       1.00       1.02       1.08
  Net realized and
    unrealized gain (loss)
    on investments           0.25 5     0.31      (0.59)      0.00       0.03
                        ---------- ---------- ---------- ---------- -----------
    Total from investment
      operations             1.23       1.36       0.41       1.02       1.11
                        ---------- ---------- ---------- ---------- -----------
LESS DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment income     (1.02)     (1.06)     (1.00)     (1.04)     (1.05)
                        ---------- ---------- ---------- ---------- ----------
  NET ASSET VALUE,
    END OF YEAR            $19.41     $19.20     $18.90     $19.49     $19.51
                        ========== ========== ========== ========== ==========
--------------------------------------------------------------------------------
Total Return 1              6.50%      7.40%      2.21%      5.36%      5.87%
================================================================================
Ratio of net expenses to
  average net assets 1      1.26%      1.26%      1.29%      1.32%      1.40%
Ratio of total expenses
  to average net assets 1   1.26%      1.26%      1.29%      1.33%      N/A
Ratio of net investment
  Income to average net
  assets                    4.90% 5    5.57%      5.20%      5.22%      5.54%
Portfolio turnover           153%        90%        92%       115%        91%
Net assets at end of year
  (000's omitted)         $20,752    $20,690    $17,866    $18,408    $15,082
================================================================================




                                         MANAGERS BOND FUND
                         -------------------------------------------------------
                            2001       2000       1999       1998       1997
                         ---------- ---------- ----------- ---------- ----------
-
NET ASSET VALUE,
  BEGINNING OF YEAR         $21.75    $21.45      $22.19     $23.72      $22.83
                         ---------- ---------- ----------- ---------- ----------
-
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income       1.44      1.49        1.45       1.46        1.39
  Net realized and unrealized
    gain (loss) on
    investments               0.60      0.48       (0.65)     (0.69)       0.90
                         ---------- ---------- ----------- ---------- ----------
    Total from investment
      operations              2.04      1.97        0.80       0.77        2.29
                         ---------- ---------- ----------- ---------- ----------
LESS DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment income      (1.45)    (1.50)      (1.45)     (1.45)      (1.40)
  Net realized gain on
    investments              (0.02)    (0.17)      (0.09)     (0.85)       ---
                         ---------- ---------- ---------- ---------- -----------
    Total distributions
      to shareholders        (1.47)    (1.67)      (1.54)     (2.30)      (1.40)
                         ---------- ---------- ---------- ---------- -----------
NET ASSET VALUE, END
  OF YEAR                   $22.32    $21.75      $21.45     $22.19      $23.72
                         ========== ========== ========== ========== ===========
--------------------------------------------------------------------------------
Total Return 1               9.64%     9.44%       3.66%      3.34%      10.42%
================================================================================
Ratio of net expenses to
  average net assets 1       1.18%     1.19%       1.25%      1.21%       1.27%
Ratio of total expenses to
  average net assets 1       1.18%     1.20%       1.26%      1.21%       N/A
Ratio of net investment
  Income to average net
  assets                     6.45%     6.91%       6.52%      6.18%       6.14%
Portfolio turnover             16%       10%         39%        55%         35%
Net assets at end of year
  (000's omitted)          $66,817   $51,383     $33,389    $42,730     $41,298
================================================================================



FINANCIAL HIGHLIGHTS
For a share outstanding throughout each fiscal year ended December 31,
--------------------------------------------------------------------------------
                                      MANAGERS GLOBAL BOND FUND
                          ------------------------------------------------------
                             2001       2000       1999       1998      1997
                          ---------- ---------- ---------- --------- ----------
NET ASSET VALUE,
  BEGINNING OF YEAR          $18.98     $19.44     $22.38    $20.93     $21.40
                          ---------- ---------- ---------- --------- ----------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income        0.57 5     0.72       0.82      0.92       0.97 4
  Net realized and unrealized
    gain (loss) on investments(1.33)5    (1.06)     (3.05)     3.08      (0.93)
                          ---------- ---------- ---------- --------- ----------
    Total from investment
      operations              (0.76)     (0.34)     (2.23)     4.00       0.04
                          ---------- ---------  ---------- --------- -----------
LESS DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment income        ---       (0.12)     (0.49)    (1.16)     (0.17)
  Net realized gain on
    investments               (0.25)      ---       (0.22)    (1.39)     (0.34)
                          ---------- ---------- ---------- --------- -----------
    Total distributions to
      shareholders            (0.25)     (0.12)     (0.71)    (2.55)     (0.51)
                          ---------- ---------- ---------- --------- -----------
NET ASSET VALUE, END
  OF YEAR                    $17.97     $18.98     $19.44    $22.38     $20.93
                          ========== ========== ========== ========= ===========
--------------------------------------------------------------------------------
Total Return 1              (4.10)%    (1.62)%    (9.97)%    19.27%      0.16%
================================================================================
Ratio of net expenses to
  average net assets 1        1.45%      1.47%      1.54%     1.53%      1.63%
Ratio of total expenses to
  average net assets 1        1.46%      1.50%      1.54%     1.56%      N/A
Ratio of net investment income
  to average net assets       2.87% 5    4.07%      3.77%     4.14%      4.75%
Portfolio turnover             244%        176%      171%      232%       197%
Net assets at end of year
  (000's omitted)           $19,879     $22,723   $19,073   $22,067    $17,465
================================================================================



The following notes should be read in conjunction with the Financial Highlights of the Funds presented on pages 62 through 66:

1   See Note 1(c) of "Notes to Financial Statements."
2   Not Annualized.
3   Annualized.
4 Calculated using the average shares outstanding during the year.
5 Effective January 1, 2001, the Trust adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period on International Equity, Intermediate Bond and Global
    Bond was to decrease net investment income and increase net realized and unrealized gain (loss) per share by $0.01, $0.04 and $0.04, respectively. The effect of this change on the remaining Funds was not significant. Without this change the ratio of net investment income to average net assets for International Equity, Intermediate Bond and Global
    Bond would have been 0.46%, 5.22% and 3.08%, respectively. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

NOTES TO FINANCIAL STATEMENTS
December 31, 2001
-----------------------------------------------------------
(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Managers Funds (the "Trust") is a no-load, open-end, management investment company, organized as a Massa-chusetts business trust, and registered under the Investment Company Act of 1940, as amended (the "1940
Act"). Currently, the Trust is comprised of 10 investment series. Included in this report are six equity funds, Managers Value Fund ("Value"), Managers Capital
Appreciation Fund ("Capital Appreciation"), Managers Small
Company Fund ("Small Company"), Managers Special Equity
Fund ("Special Equity"), Managers International Equity Fund
("International Equity") and Managers Emerging Markets
Equity Fund ("Emerging Markets Equity") (collectively the
"Equity Funds") and three fixed-income funds, Managers
Intermediate Bond Fund ("Intermediate Bond"), Managers Bond
Fund ("Bond"), and Managers Global Bond Fund ("Global
Bond")(collectively the "Fixed-Income Funds"), collectively the "Funds."

The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statementsand the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

(a) VALUATION OF INVESTMENTS
Equity securities traded on a domestic or international securities exchange and over-the-counter securities are valued at the last quoted sale price, or, lacking any sales, at last quoted bid price. Fixed-income securities are valued based on valuations furnished by independent pricing services that utilize matrix systems, which reflect such factors as security prices, yields, maturities and ratings, and are supplemented by dealer and exchange quotations. Short-term investments, having a remaining maturity of 60 days or less, are valued at amortized cost, which approximates market. Investments in other regulated investment companies are valued at their end of day net asset value per share. Securities (including derivatives) for which market quotations are not readily available are valued at fair value, as determined in good faith, and pursuant to procedures adopted by the Board of Trustees of the Trust.

Investments in certain mortgage-backed, stripped mortgage-backed, preferred stocks, convertible securities and other debt securities not traded on an organized market, are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities, various relationships between securities and yield to maturity in determining value.

(b) SECURITY TRANSACTIONS
Security transactions are accounted for as of trade date.
Realized gains and losses on securities sold are determined on the basis of identified cost.

(c) INVESTMENT INCOME AND EXPENSES
Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed. These dividends are recorded as soon as the Trust is informed of the ex-dividend date. Dividend income on foreign securities is recorded net of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders.

Each of the Equity Funds, except Emerging Markets Equity and Small Company, had certain portfolio trades directed to various brokers who paid a portion of such Fund's expenses. For the year ended December 31, 2001, under these arrangements the custody expenses were reduced as follows:
Value - $57,835; Capital Appreciation - $97,187; Special
Equity - $163,879; and International Equity - $65,981.

In addition, each of the Funds has a "balance credit" arrangement with the custodian bank whereby each Fund is credited with an interest factor equal to 0.75% of the nightly Fed Funds Rate for account balances left uninvested overnight. These credits serve to reduce custody expenses that would otherwise be charged to the Funds. For the year ended December 31, 2001, under these arrangements the custody expenses were reduced as follows: Value -$
3,918; Capital Appreciation - $31,655; Small Company -
$6,589; Special Equity - $62,036; International Equity -
$5,367; Emerging Markets Equity - $2,532; Intermediate Bond
- $687; Bond - $1,228; and Global Bond - $2,319.

The Managers Funds LLC (the "Investment Manager"), a subsidiary of Affiliated Managers Group, Inc. ("AMG"), has contractually agreed, through at least December 31, 2001, to waive fees and pay or reimburse Small Company to the extent that the total operating expenses of the Fund exceed
1.30% of the Fund's average daily net assets. Small
Company is obligated to repay the Investment Manager such amount waived, paid or reimbursed in future years provided that the repayment occurs within three (3) years after the waiver or reimbursement and that such repayment would not cause the Fund's expenses in any such year to exceed 1.30% of the Fund's average daily net assets. At
December 31, 2001, the cumulative amount of unreimbursed expenses is $117,274.
Total returns and net investment income for the Funds would have been lower had certain expenses not been offset.
(d) Dividends and Distributions
Dividends resulting from net investment income, if any, normally will be declared and paid annually for Global Bond and the Equity Funds, except for Value. Dividends resulting from net investment income, if any, normally will be declared and paid quarterly for Value and monthly for Bond and Intermediate Bond. Distributions of capital gains, if any, will be made on an annual basis and when required for federal excise tax purposes. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales, equalization accounting for tax purposes, foreign currency and market discount transactions. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in-capital. The tax character of distributions paid during 2000 and 2001 were as follows:



                          Capital              Special          International
       Value           Appreciation            Equity              Equity

   2001     2000     2001       2000       2001       2000     2001       2000
-------------------------------------------------------------------------------
Distributions
  paid from:

Ordinary income
$  230,806 $  289,804 $ -    $    -     $  -        $ -   $3,754,244  $3,012,044

Short-term
  capital gains
$  224,504     88,711   -     9,594,001    -     114,137,855    -      5,710,333

Long-term
  capital gains
 1,930,737  4,169,444   -    18,882,462    -     171,085,617    -     44,239,393
--------------------------------------------------------------------------------
$2,386,047 $4,547,959 $ -   $28,476,463  $ - $285,223,472 $3,754,244 $52,961,770
--------------------------------------------------------------------------------


      Emerging Markets   Intermediate Bond          Bond        Global Bond
   2001      2000        2001     2000      2001      2000    2001       2000
Distributions paid from:
Ordinary income
$   -     $   -    $ 1,110,293 $ 1,056,122 $3,847,747 $2,863,976 $ -    $148,984

Short-term capital gains
    -      707,593        -           -         -          -     271,112     -

Long-term capital gains
 24,396    589,660        -           -         67,645    334,127   -        -
--------------------------------------------------------------------------------
$24,396 $1,297,253 $1,110,293 $1,056,122 $3,915,392 $3,198,103 $271,112 $148,984
--------------------------------------------------------------------------------


As of December 31, 2001, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

              Capital           Special     Small    International    Emerging
Value       Appreciation        Equity     Company       Equity       Markets
--------------------------------------------------------------------------------

Capital loss carryforward
$  -     $(122,787,551) $(207,747,048) $(7,533,888) $(52,865,927) $(1,758,199)

Undistributed ordinary income
 46,764         -             -             -          1,091,052       -

Undistributed long-term gains
230,471         -             -             -              -           -
--------------------------------------------------------------------------------
277,235  $(122,787,551) $(207,747,048) $(7,533,888) $(51,774,875) $(1,758,199)
--------------------------------------------------------------------------------


                       Intermediate                             Global
                           Bond              Bond                Bond
--------------------------------------------------------------------------------
Capital loss
  carryforward         $(10,098,658)      $ (99,029)             $ -

Undistributed
  ordinary income           -                  -                  201,985

Undistributed
  long-term gains           -                  -                   -
--------------------------------------------------------------------------------
                       $(10,098,658)      $ (99,029)            $ 201,985
--------------------------------------------------------------------------------

-----------------------------------------------------------
(e) ORGANIZATION COSTS (EMERGING MARKETS EQUITY ONLY)
Organization and registration related costs of $10,588 have been deferred and are being amortized over a period of time not to exceed 60 months from the commencement of operations on February 9, 1998.

(f) FEDERAL TAXES
Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended; to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

(g) CAPITAL LOSS CARRYOVERS
As of December 31, 2001, the following Funds had accumulated net realized capital loss carryovers from securities transactions for Federal income tax purposes as shown in the following chart. These amounts may be used to offset realized capital gains, if any, through December 31, 2009.


                                Capital Loss
Fund                          Carryover Amount            Expires Dec. 31,
---------------------         ----------------            ----------------
Capital Appreciation            $122,787,551                    2009
Small Company                      1,266,755                    2008
                                   6,267,133                    2009
Special Equity                   207,747,048                    2009
International Equity              52,865,927                    2009
Emerging Markets                   1,758,199                    2009
Intermediate Bond                  1,808,819                    2002
                                   7,662,253                    2003
                                      70,508                    2004
                                     179,401                    2005
                                     212,653                    2007
                                     165,024                    2008
Bond                                  99,029                    2009


(h) CAPITAL STOCK
The Trust's Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date.
Dividends and distributions to shareholders are recorded on the ex-dividend date.

At December 31, 2001, certain unaffiliated shareholders, specifically omnibus accounts, individually held greater than 10% of the outstanding shares of the following Funds:
Value - one owns 19%; Capital Appreciation - one owns 23%;
Special Equity - one owns 32%; International Equity - two own 48%; Emerging Markets Equity - two own 41%; Small
Company - two own 44%; and Bond - two own 40%.

(i) REPURCHASE AGREEMENTS
Each Fund may enter into repurchase agreements provided that the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement during the term of the agreement.
The underlying collateral for all repurchase agreements is held in safekeeping by the Fund's custodian or at the Federal Reserve Bank.

If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(j) FOREIGN CURRENCY TRANSLATION
The books and records of the Funds are maintained in U.S.
dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign ex-change rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of

-----------------------------------------------------------
foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and forward foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

In addition, the Funds do not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations resulting from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

(k) CHANGE IN ACCOUNTING PRINCIPLE
Effective January 1, 2001, the Trust adopted the provisions of the AICPA Audit and Accounting Guide for Investment
Companies and began amortizing premium and discount on all debt securities, as required. The cumulative effect of this accounting change for Intermediate Bond and Global
Bond had no impact on total net assets, but resulted in a decrease to the cost of securities held of $31,350 and $35,087, respectively, and a corresponding decrease to accumulated undistributed net investment income (loss), based on securities held by the Funds on January 1, 2001.

The effect of this change during the period for International Equity, Intermediate Bond and Global Bond, was to decrease net investment income by $37,393, $68,034, and $46,338, respectively, increase net unrealized appreciation (depreciation) by $28,435, $43,484, and $47,310, respectively and increase net realized gain (loss) by $8,958, $24,549 and decrease net realized gain (loss) by $972, respectively. The Statements of Changes in Net Assets and Financial Highlights for the prior periods have not been restated to reflect this change in presentation.
This accounting change was not significant for the remaining Funds within the Trust and listed in this report.

(2) AGREEMENTS AND TRANSACTIONS WITH AFFILIATES
The Trust has entered into a Fund Management Agreement under which the Investment Manager provides or oversees investment advisory and management services to the Funds.
The Investment Manager selects portfolio managers for each Fund (subject to Trustee approval), allocates assets among portfolio managers and monitors the portfolio managers' investment programs and results. Each Fund's investment portfolio is managed by portfolio managers who serve pursuant to Portfolio Management Agreements with the Investment Manager and the Fund. The Funds are distributed by Managers Distributors, Inc. ("MDI"), a wholly-owned subsidiary of The Managers Funds LLC. Certain
Trustees and Officers of the Funds are Officers and/or
Directors of the Investment Manager, AMG and/or MDI.
Investment advisory and management fees are paid directly by each Fund to the Investment Manager based on average daily net assets. The annual investment advisory and management fee rates, as a percentage of average daily net assets for the year ended December 31, 2001, were as follows:



                           Investment Advisory
Fund                       and Management Fee
-------------------        -------------------
Value                              0.75%
Capital Appreciation               0.80%
Small Company                      0.90%
Special Equity                     0.90%
International Equity               0.90%
Emerging Markets Equity            1.15%*
Bond                               0.625%
Global Bond                        0.70%
Intermediate Bond                  0.50%


*For the year ended December 31, 2001, the Investment
Manager voluntarily waived its portion of the investment advisory and management fee, amounting to $59,167, or 0.40% on an annualized basis.

The Trust has entered into a Administration and Shareholder
Servicing Agreement under which The Managers Funds
LLC serves as each Fund's administrator (the
"Administrator") and is responsible for all aspects of managing the Funds' operations, including administration and shareholder services to each Fund, its shareholders, and certain institutions, such as bank trust departments, broker-dealers and registered investment advisers, that advise or act as an intermediary with the Funds' shareholders. During the year ended December 31, 2001, each of the Funds, except Global Bond, paid a fee to the Administrator at the rate of 0.25% per annum of the Fund's average daily net assets. Global Bond paid a fee to the Administrator at the rate of 0.20% per annum of the Fund's average daily net assets.

----------------------------------------------------------
Rexiter Capital Management Ltd., the portfolio manager for Emerging Markets Equity, is an affiliate of the Fund's custodian and transfer agent, and pursuant to its Portfolio
Management Agreement, is entitled to receive a fee from the Investment Manager not to exceed 0.75% of the average daily net assets.

The aggregate annual fee paid to each outside Trustee for serving as a Trustee of the Trust is $20,000. Prior to September 6, 2001 the aggregate annual fee was $16,000. In addition, the in-person and telephonic meeting fees the Trustees receive are $1,000 and $500 per meeting, respectively. The Trustee fee expense shown in the financial statements represents each Fund's allocated portion of the total fees and expenses paid by the Trust and other affiliated funds in the complex.

(3) PURCHASES AND SALES OF SECURITIES
Purchases and sales of securities, excluding short-term securities, for the year ended December 31, 2001, were as follows:


                            Long-Term Securities     U.S. Government Securities
                            --------------------     --------------------------
Fund                     Purchases        Sales       Purchases         Sales
-------------------      ---------      --------      ---------       ---------
Value                  $ 87,207,667    $ 83,983,233      N/A             N/A
Capital Appreciation    534,971,827     539,580,796      N/A             N/A
Small Company            28,433,126      22,235,063      N/A             N/A
Special Equity        1,575,393,305   1,210,536,538      N/A             N/A
International Equity    680,416,170     615,338,730   $9,563,898    $ 6,360,299
Emerging Markets Equity  12,665,887       9,999,534      N/A             N/A
Bond                     23,176,663       9,283,633    1,183,887         N/A
Global Bond              50,453,012      53,016,578   20,990,040     23,360,562
Intermediate Bond        32,695,427      31,724,465   10,283,860      6,717,408



(4) PORTFOLIO SECURITIES LOANED
The Funds may participate in a securities lending program providing for the lending of equities, corporate bonds and government securities to qualified brokers. Collateral on all securities loaned are accepted in cash and/or govern-ment securities. Collateral is maintained at a minimum level of 100% of the market value, plus interest, if applicable, of investments on loan. Collateral received in the form of cash is invested temporarily in institutional money market funds by the custodian. Earnings of such temporary cash investments are divided between the custodian, as a fee for its services under the program, and the Fund loaning the security, according to agreed-upon rates.

(5) RISKS ASSOCIATED WITH COLLATERAL MORTGAGE OBLIGATIONS
("CMOS")
The net asset value of Funds may be sensitive to interest rate fluctuations because the Funds may hold several instruments, including CMOs and other derivatives, whose values can be significantly impacted by interest rate movements. CMOs are obligations collateralized by a portfolio of mortgages or mortgage-related securities.
Payments of principal and interest on the mortgage are passed through to the holder of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages.

Therefore, the investment in CMOs may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities. CMOs may have a fixed or variable rate of interest.

(6) FORWARD COMMITMENTS
Certain transactions, such as futures and forward transactions, dollar roll agreements, or purchases of when-issued or delayed delivery securities may have a similar effect on a Fund's net asset value as if the Fund had created a degree of leverage in its portfolio. However, if a Fund enters into such a transaction, the Fund will establish a segregated account with its custodian in which it will maintain cash, U.S. government securities or other liquid securities equal in value to its obligations in respect to such transaction. Securities and other assets held in the segregated account may not be sold while the transaction is outstanding, unless other suitable assets are substituted.

----------------------------------------------------------
 (7) TAX INFORMATION
Pursuant to Section 852 of the Internal Revenue Code, the
Funds designated the following amounts as 20% capital gain distributions for the year ended December 31, 2001:
Fund Amount Fund Amount Value $ 1,930,737 Emerging Markets
Equity $24,396 Bond 67,645 The Value Fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

(8) FORWARD FOREIGN CURRENCY CONTRACTS
During the year ended December 31, 2001, International
Equity and Global Bond invested in forward foreign currency exchange contracts to manage currency exposure. These investments may involve greater market risk than the amounts disclosed in the Funds' financial statements.

A forward foreign currency exchange contract is an agreement between a Fund and another party to buy or sell a currency at a set price at a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily, and the change in market value is recorded as an unrealized gain or loss. Gain or loss on the purchase or sale of contracts having the same settlement date, amount and counter party is realized on the date of offset, otherwise gain or loss is realized on settlement date.

The Funds, except Value, Capital Appreciation, Small
Company and Special Equity may invest in non-U.S. dollar denominated instruments subject to limitations, and enter into forward foreign currency exchange contracts to facili-tate transactions in foreign securities and to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. Risks may arise upon entering into these contracts from the potential inability of counter parties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Open forward foreign currency exchange contracts at December 31, 2001, were as follows:


                           INTERNATIONAL EQUITY
                           --------------------
                      SETTLEMENT       CURRENT VALUE       UNREALIZED GAIN/LOSS
FOREIGN CURRENCY         DATE         (IN U.S. DOLLARS)      (IN U.S. DOLLARS)
--------------------  ----------      ----------------     --------------------
JAPANESE YEN SELL
  CONTRACTS
  (Receivable Amount
  $19,700,000)         02/04/02          $18,490,234           $ 1,209,766

                      SETTLEMENT       CURRENT VALUE       UNREALIZED GAIN/LOSS
FOREIGN CURRENCY         DATE         (IN U.S. DOLLARS)      (IN U.S. DOLLARS)
--------------------  ----------      ----------------     --------------------
BUY CONTRACTS
Swedish Krona          01/25/02          $   294,161               $ 4,116
Canadian Dollar        01/25/02              517,549                  (447)
euro                   01/25/02            2,352,443                (5,732)
Japanese Yen           01/25/02            2,117,777              (116,048)
                                         -----------              ---------
TOTAL BUY CONTRACTS
  (Payable Amount
  $5,400,041)                            $ 5,281,930            $ (118,111)
                                         ===========            ===========
SELL CONTRACTS
euro                   01/25/02          $ 2,987,613            $ (15,676)
Japanese Yen           01/25/02              528,360               26,688
                                         -----------            ----------
TOTAL SELL CONTRACTS
  (Receivable Amount
  $3,526,985)                            $ 3,515,973            $ 11,012
                                         ===========            =========


REPORT OF INDEPENDENT ACCOUNTANTS
---------------------------------------------------------
To the Trustees of The Managers Funds and the Shareholders of Managers Value Fund, Managers Capital Appreciation Fund,
Managers Small Company Fund, Managers Special Equity
Fund, Managers International Equity Fund, Managers Emerging
Markets Equity Fund, Managers Bond Fund, Managers
Intermediate Bond Fund, and Managers Global Bond Fund:
In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio invest-ments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of Managers Value Fund, Managers Capital Appreciation Fund,
Managers Small Company Fund, Managers Special Equity Fund,
Managers International Equity Fund, Managers Emerging
Markets Equity Fund, Managers Bond Fund, Managers
Intermediate Bond Fund, and Managers Global Bond
Fund (nine of the series constituting The Managers Funds, hereafter referred to as the "Funds"), at December 31, 2001, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 19, 2002

TRUSTEES AND OFFICERS
----------------------------------------------------------
The Trustees and Officers of the Trust, their business addresses, principal occupations and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds performance. Each of the Trustees oversees 19 Funds advised by the Investment
Manager, The Managers Funds LLC. Unless otherwise noted, the address of the Trustees and Officers is the address of the Trust: 40 Richards Avenue, Norwalk, Connecticut 06854.

The Trustees hold office without limit in time except that
(a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the Trust. Except as indicated, each individual has held the office shown or other offices in the same company for the past three years.

JACK W. ABER - Trustee; Professor of Finance, Boston
University School of Management since 1972. He has served as a Trustee of the Trust since March 1999. He also serves as a Trustee of Managers AMG Funds, Managers Trust I and
Managers Trust II. His date of birth is September 9, 1937.

WILLIAM E. CHAPMAN, II - Trustee; President and Owner,
Longboat Retirement Planning Solutions since 1998. From
1990 to 1998, he served in a variety of roles with Kemper
Funds, the last of which was President of the Retirement
Plans Group. Prior to joining Kemper, he spent 24 years with CIGNA in investment sales, marketing and general management roles. He has served as a Trustee of the Trust since March 1999. He also serves as a Trustee of Managers
AMG Funds, Managers Trust I and Managers Trust II. His date of birth is September 23, 1941.

SEAN M. HEALEY 1 - Trustee; President and Chief Operating
Officer of Affiliated Managers Group, Inc. since October
1999. Director of Affiliated Managers Group, Inc. since May
2001. From April 1995 to October 1999, he was Executive
Vice President of Affiliated Managers Group, Inc. From
August 1987 through March 1995, he served in a variety of roles in the Mergers and Acquisitions Department of Goldman, Sachs & Co., the last of which was as Vice
President. He has served as a Trustee of the Trust since
March 1999. He also serves as a Trustee of Managers AMG
Funds, Managers Trust I and Managers Trust II. His date of birth is May 9, 1961.

EDWARD J. KAIER - Trustee; Partner, Hepburn Willcox
Hamilton & Putnam since 1977. He has served as a Trustee of the Trust since March 1999. He also serves as a Trustee of Managers AMG Funds, Managers Trust I and Managers Trust
II. His date of birth is September 23, 1945.

MADELINE H. MCWHINNEY - Trustee; Member of the Investment
Committee, New Jersey Supreme Court since 1990. From 1977 to 1994, she was the President of Dale, Elliott & Company,
Inc., Management Consultants. From 1983 to 1998, she was a
Member of the Advisory Board on Professional Ethics, New
Jersey Supreme Court. She has served as a Trustee of the Trust since 1987. She also serves as a Trustee of Managers
Trust I and Managers Trust II. Her date of birth is March
11, 1922.

STEVEN J. PAGGIOLI - Trustee; Executive Vice President and
Director, The Wadsworth Group since 1986. Vice Presi-dent,
Secretary and Director of First Fund Distributors, Inc.
since 1991. Executive Vice President, Secretary and
Director of Investment Company Administration, LLC since
1990. Trustee of Professionally Managed Portfolios since
1991. He has served as a Trustee of the Trust since 1993.
He also serves as a Trustee of Managers Trust I and Managers Trust II. His date of birth is April 3, 1950.

ERIC RAKOWSKI - Trustee; Professor, University of
California at Berkeley School of Law since 1990. Visiting
Professor, Harvard Law School 1998-1999. He has served as a
Trustee of The Managers Funds since March 1999. He also serves as a Trustee of Managers AMG Funds, Managers Trust I and Managers Trust II. His date of birth is June 5, 1958.

THOMAS R. SCHNEEWEIS - Trustee; Professor of Finance,
University of Massachusetts since 1985. Managing Director,
CISDM at the University of Massachusetts since 1994.
President and Chief Executive Officer of Schneeweis
Partners, LLC since January 2001. He has served as a Trustee of The Managers Funds since 1987. He also serves as a Trustee of Managers Trust I and Managers Trust II. His date of birth is May 10, 1947.

-----------------------------------------------------------
PETER M. LEBOVITZ - President; President and Chief
Executive Officer of The Managers Funds LLC. From September
1994 to April 1999, he was Director of Marketing of The
Managers Funds, L.P. (the predecessor to The Managers Funds
LLC). President of Managers Distributors, Inc. since
December 2000. He also serves as President of Managers AMG
Funds, Managers Trust I and Managers Trust II. From June
1993 to June 1994, he was the Director of Marketing for Hyperion Capital Management, Inc. From April 1989 to June
1993, he was Senior Vice President for Greenwich Asset
Management, Inc. His date of birth is January 18, 1955.

DONALD S. RUMERY - Treasurer and Secretary; Director,
Finance and Planning of The Managers Funds LLC (formerly
The Managers Funds, L.P.) since December 1994. Treasurer and Chief Financial Officer of Managers Distributors, Inc.
since December 2000. He also serves as Treasurer of Managers AMG Funds and Secretary and Treasurer of Managers
Trust I and Managers Trust II. From March 1990 to December
1994, he was a Vice President of Signature Financial Group.
From August 1980 to March 1990, he held various positions with The Putnam Companies, the last of which was Vice
President. His date of birth is May 29, 1958.
1 Mr. Healey is an "interested person" (as defined in the 1940 Act) of the Trust.

-------------------------------------------------------
1 Mr. Healey is an "interested person" (as defined in the 1940 Act) of the Trust.

          [THE MANAGERS FUNDS LOGO]

INVESTMENT MANAGER
AND ADMINISTRATOR
The Managers Funds LLC
40 Richards Avenue
Norwalk, Connecticut 06854-2325
(203) 857-5321 or (800) 835-3879

DISTRIBUTOR
Managers Distributors, Inc.
40 Richards Avenue
Norwalk, Connecticut 06854-2325
(203) 857-5321 or (800) 835-3879

CUSTODIAN
State Street Bank and Trust Company
1776 Heritage Drive
North Quincy, Massachusetts 02171

LEGAL COUNSEL
Goodwin Procter LLP
Exchange Place
Boston, Massachusetts 02109

TRANSFER AGENT
Boston Financial Data Services, Inc.
attn: The Managers Funds
P.O. Box 8517
Boston, Massachusetts 02266-8517
(800) 252-0682

FOR MANAGERSCHOICE ONLY
PFPC Brokerage Services, Inc.
P.O. Box 61487
King of Prussia, Pennsylvania 19406-0897
(800) 358-7668



THE MANAGERS FUNDS                      MANAGERS AMG FUNDS

EQUITY FUNDS:                           EQUITY FUNDS:
-------------                           -------------
VALUE FUND                              ESSEX AGGRESSIVE GROWTH FUND
  Armstrong Shaw Associates Inc.          Essex Investment Management
  Osprey Partners Investment                Company, LLC
    Management, LLC
                                        FRONTIER GROWTH FUND
                                        FRONTIER SMALL COMPANY VALUE FUND
CAPITAL APPRECIATION FUND                 Frontier Capital Management Co., LLC
  Essex Investment Management
    Co., LLC                            FIRST QUADRANT TAX-MANAGED EQUITY FUND
  Holt-Smith & Yates Advisors, Inc.       First Quadrant, L.P.
                                        RORER LARGE-CAP FUND
SMALL COMPANY FUND                      RORER MID-CAP FUND
  Kalmar Investment Advisers, Inc.        Rorer Asset Management, LLC
  HLM Management Co., Inc.

SPECIAL EQUITY FUND
  Goldman Sachs Asset Management
  Pilgrim Baxter & Associates, Ltd.
  Westport Asset Management, Inc.
  Kern Capital Management LLC
  Skyline Asset Management, L.P.

INTERNATIONAL EQUITY FUND
  Zurich Scudder Investments, Inc.
  Lazard Asset Management
  Mastholm Asset Management, L.L.C.

EMERGING MARKETS EQUITY FUND
  Rexiter Capital Management Limited
  U.S. STOCK MARKET PLUS FUND
  Smith Breeden Associates, Inc.

INCOME FUNDS:
-------------
MONEY MARKET FUND
  J.P. Morgan Fleming Asset Management (USA), Inc.

SHORT DURATION GOVERNMENT FUND
  Smith Breeden Associates, Inc.

INTERMEDIATE BOND FUND
  Metropolitan West Asset Management, L.L.C.

INTERMEDIATE DURATION GOVERNMENT FUND
  Smith Breeden Associates, Inc.

BOND FUND
  Loomis, Sayles & Co. L.P.

GLOBAL BOND FUND
  Rogge Global Partners, plc.



This report is prepared for the information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective Prospectus, which is available by calling 1-
800-835-3879. Distributed by Managers Distributors, Inc., a
NASD member.


                 www.managersfunds.com
                  www.managersamg.com